                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                             Internet America, Inc.
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



  -----------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ]    No fee required.

[ X ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies: Common Stock

         2)       Aggregate number of securities to which transaction applies:
                  2,425,000

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): $11.78 (this price is the average of the high and low prices per share reported on the Nasdaq National Market as of October 5, 1999).

         4)       Proposed maximum aggregate value of transaction:
                  $28,566,500.00

         5)       Total Fee Paid: $5,713.30

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                               DALLAS, TEXAS 75201
                                 (214) 861-2500


                           _____________________, 1999




Dear Shareholder:

         You are cordially invited to attend the Special Meeting of Shareholders of Internet America, Inc., a Texas corporation, to be held at _______ a.m., local time, on _________________, 1999, at ________________________. All
shareholders of record as of October 5, 1999, are entitled to vote at the Special Meeting. I urge you to be present in person or represented by proxy at the Special Meeting.

         The attached Notice of Special Meeting and Proxy Statement fully describe the formal business to be transacted at the Special Meeting, which includes the approval of the Agreement and Plan of Merger between Internet America and PDQ.Net, Incorporated and the transactions contemplated therein and approval of the Internet America, Inc. Employee and Consultant Stock Option Plan.

         Internet America's Board of Directors believes that a favorable vote on each of the matters to be considered at the Special Meeting is in the best interest of Internet America and its shareholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy promptly.

         Directors and officers of Internet America will be present to help host the Special Meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend. Even if you expect to attend the Special Meeting, please complete, sign, date and return your proxy in the enclosed envelope without delay. If you attend the Special Meeting, you may vote in person even if you have previously mailed your proxy.

         On behalf of your Board of Directors, thank you for your support.

                                              Sincerely,



                                              MICHAEL T. MAPLES
                                              President, Chief Executive Officer
                                              and Director

                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                               DALLAS, TEXAS 75201
                                 (214) 861-2500

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ____________, 1999

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Internet America, Inc. will be held at _____ a.m., local time, on _____________, 1999, at ____________________________________, for the purpose of considering and acting upon:

         o A proposal to approve the Agreement and Plan of Merger between Internet America and PDQ.Net, Incorporated and the transactions contemplated therein. If the merger is approved and completed, PDQ will become a wholly owned subsidiary of Internet America; Internet America will issue 2,425,000 shares of its Common Stock to the former shareholders of PDQ, who will then own approximately 26% of the outstanding Common Stock of Internet America;

         o A proposal to approve the Internet America, Inc. Employee and Consultant Stock Option Plan; and

         o Such other matters as may properly come before the Special Meeting or any adjournments thereof.

         The close of business on October 5, 1999, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. For a period of at least 10 days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours at the offices of Internet America at One Dallas Centre, 350 North St. Paul, Suite 3000, Dallas, Texas 75201. Information concerning the matters to be acted upon at the Special Meeting is set forth in the accompanying Proxy Statement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                     By Order Of The Board Of Directors



                                     ELIZABETH PALMER DAANE
                                     Secretary



Dallas, Texas
____________________, 1999

                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                               DALLAS, TEXAS 75201
                                 (214) 861-2500

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD _____________, 1999

         This Proxy Statement is being first mailed on or about
__________________, 1999, to shareholders of Internet America, Inc., a Texas corporation, by the Board of Directors to solicit proxies for use at the Special Meeting of Shareholders to be held at _______ a.m., local time, on _______________, 1999, at ________________________________, or at such other time and place to which the Special Meeting may be adjourned.

         The purpose of the Special Meeting is to consider and act upon: (1) the approval of the Agreement and Plan of Merger (the "Merger Agreement") between Internet America and PDQ.Net, Incorporated ("PDQ") and the transactions contemplated therein; (2) the approval of the Internet America, Inc. Employee and Consultant Stock Option Plan (the "Option Plan"); and (3) such other matters as may properly come before the Special Meeting or any adjournments thereof.

         All shares represented by valid proxies, unless the shareholder otherwise specifies, will be voted: (1) FOR the approval of the Merger Agreement and the transactions contemplated therein; (2) FOR the Option Plan; and (3) at the discretion of the proxy holders with regard to any other matter that may properly come before the Special Meeting or any adjournments thereof.

         Where a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. A proxy may be revoked by providing written notice of such revocation to our stock transfer agent, ChaseMellon Shareholder Services, L.L.C., 2323 Bryan Street, Suite 2300, Dallas, Texas 75201, Attention:
Tim Oliver, which notice must be received prior to the Special Meeting. If notice of revocation is not received before the Special Meeting, a shareholder may nevertheless revoke a proxy by attending the Special Meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

                                      INDEX

                                                                                                               PAGE
RECORD DATE AND VOTING SECURITIES.................................................................................4

QUORUM AND VOTING.................................................................................................4

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS.........................................................4

PROPOSAL NO. 1 - APPROVAL OF THE MERGER...........................................................................5
     THE MERGER...................................................................................................6
          History of the Merger ..................................................................................6
          Reasons for the Merger .................................................................................7
          Interest of Certain Persons in the Merger Agreement.....................................................8
          Accounting Treatment of the Merger......................................................................8
          Regulatory Approvals ...................................................................................8
          Certain Federal Income Tax Consequences.................................................................9
     SUMMARY OF THE MERGER AGREEMENT..............................................................................9
          The Merger ............................................................................................10
          Effective Time of the Merger...........................................................................10
          Conversion of Shares - Exchange Ratio..................................................................10
          Creation of Escrow ....................................................................................10
          Treatment of PDQ Stock Options.........................................................................10
          Representations and Warranties.........................................................................11
          Covenants .............................................................................................12
          Conditions Precedent ..................................................................................13
          Registration Rights ...................................................................................13
          Appointment of Directors ..............................................................................14
          Indemnification .......................................................................................15
          Termination ...........................................................................................15
          Voting Agreement ......................................................................................15
     UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION.........................................................17
          Pro Forma Condensed Balance Sheet......................................................................17
          Pro Forma Condensed Statements of Operations...........................................................18
          Notes to Pro Forma Condensed Financial Statements......................................................18

DESCRIPTION OF INTERNET AMERICA..................................................................................19
     BUSINESS ...................................................................................................19
          General ...............................................................................................19
          Recent Acquisitions ...................................................................................20
          Services ..............................................................................................20
          Customer Care .........................................................................................21
          Marketing .............................................................................................22
          Infrastructure ........................................................................................22
          Technology and Development ............................................................................23
          Proprietary Rights ....................................................................................24
          Competition ...........................................................................................24
          Government Regulation .................................................................................25
          Employees .............................................................................................26
          Properties ............................................................................................27
          Legal Proceedings .....................................................................................27
     MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS.....................................................27

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS........................28
          Overview ...............................................................................................28
          Recent Acquisitions ....................................................................................29
          Statement of Operations ................................................................................29
          Results of Operations ..................................................................................30
          Year Ended June 30, 1999 Compared to June 30, 1998......................................................31
          Liquidity and Capital Resources.........................................................................32
          Year 2000 ..............................................................................................33
     DIRECTOR AND EXECUTIVE COMPENSATION .........................................................................35
          Summary Compensation Table .............................................................................36
          Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values.......................................37

DESCRIPTION OF PDQ................................................................................................37
     BUSINESS ....................................................................................................37
     MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS......................................................37
     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS........................38
          Overview ...............................................................................................38
          Recent Acquisitions ....................................................................................38
          Statement of Operations ................................................................................38
          Results of Operations ..................................................................................39
          Six Months Ended June 30, 1999 Compared to Six Months Ended June 30, 1998...............................41
          Liquidity and Capital Resources.........................................................................42
          Year 2000 ..............................................................................................43

PROPOSAL NO. 2 - APPROVAL OF THE INTERNET AMERICA, INC.
     EMPLOYEE AND CONSULTANT STOCK OPTION PLAN....................................................................45
          Introduction............................................................................................45
          Summary of Terms and Provisions of the Option Plan......................................................45
          Grants Under the Option Plan............................................................................46
          Certain U.S. Federal Income Tax Consequences of the Option Plan.........................................46

INDEPENDENT AUDITORS..............................................................................................47

SHAREHOLDER PROPOSALS.............................................................................................47

OTHER MATTERS.....................................................................................................47

MISCELLANEOUS.....................................................................................................48

FINANCIAL STATEMENTS OF INTERNET AMERICA, INC....................................................................F-1

FINANCIAL STATEMENTS OF PDQ.NET, INCORPORATED...................................................................F-16

APPENDIX A - AGREEMENT AND PLAN OF MERGER........................................................................A-1

APPENDIX B - VOTING AGREEMENT....................................................................................B-1

APPENDIX C - INTERNET AMERICA, INC.
EMPLOYEE AND CONSULTANT STOCK OPTION PLAN........................................................................C-1

                        RECORD DATE AND VOTING SECURITIES

         The record date for determining the shareholders entitled to vote at the Special Meeting is the close of business on October 5, 1999 (the "Record Date"), at which time we had issued and outstanding 7,062,439 shares of Common Stock, par value $.01 per share (the "Common Stock"). Common Stock is our only class of outstanding voting securities.


                                QUORUM AND VOTING

         The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Special Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in such holder's name.

         The approval of the Merger Agreement requires the affirmative vote of two-thirds of the shares of Common Stock present or represented at the Special Meeting and entitled to vote thereon. In order to comply with certain rules of the Nasdaq National Market, approval of the Option Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Special Meeting and entitled to vote thereon, provided a quorum is present. The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), if any, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter requiring discretionary voting, broker non-votes will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Brokers or nominees do not have discretionary power to vote with respect to either proposal. Accordingly, abstentions and broker non-votes on these proposals will have the same effect as a vote against them. Therefore, your failure to submit a proxy or a vote at the Special Meeting will have the same effect as a vote against approval of the Merger Agreement and the Option Plan.


            SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

         The following table sets forth information as of September 15, 1999, regarding the beneficial ownership of Common Stock of (1) each person or group known by us to beneficially own 5% or more of the outstanding shares of Common Stock, (2) each director, our Chief Executive Officer and other most highly compensated executive officer (the "Named Executive Officers") and (3) all executive officers and directors as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.


         NAME AND ADDRESS OF               AMOUNT AND NATURE
    BENEFICIAL OWNER OR GROUP(1)        OF BENEFICIAL OWNERSHIP       PERCENT OF CLASS
    ----------------------------        -----------------------       ----------------
Michael T. Maples                              190,563(2)                   2.7%

Douglas L. Davis                               151,690                      2.1%

William O. Hunt                                973,063(2)(3)               13.7%

Jack T. Smith                                  467,811(2)                   6.6%

Gary L. Corona                                  66,999(2)                     *

All directors and executive
officers as a group (nine
persons)                                     1,880,856                     25.7%




----------

         *  Less than one percent.

(1) The address of each officer and director is in care of Internet America at One Dallas Centre, 350 North St. Paul, Suite 3000, Dallas, Texas 75201.

(2) Includes options to purchase 106,875, 45,000, 45,000 and 45,000 shares of Common Stock granted to Messrs. Maples, Hunt, Smith and Corona, respectively, that are exercisable within 60 days of September 15, 1999.

(3) Includes 464,678 shares of Common Stock owned by B&G Partnership, Ltd., a limited partnership in which Mr. Hunt and his wife serve as general partners, and 463,385 shares of Common Stock owned by the William O. Hunt Rollover IRA, of which Mr. Hunt is the beneficiary.


                                 PROPOSAL NO. 1
                             APPROVAL OF THE MERGER

         On September 12, 1999, Internet America, a wholly-owned subsidiary of Internet America, PDQ and certain shareholders of PDQ entered into the Merger Agreement, whereby Internet America's wholly-owned subsidiary will merge with and into PDQ. PDQ will survive the merger and will be a wholly-owned subsidiary of Internet America. Holders of PDQ capital stock who do not exercise dissenters' rights will be entitled to receive shares of Internet America Common Stock in the merger. We will issue up to an aggregate of 2,425,000 shares of Common Stock to such holders, who will then own collectively approximately 26% of the issued and outstanding shares of Common Stock. In addition, we will assume all outstanding options to purchase shares of PDQ capital stock. On September 10, 1999, the last trading day before the Merger Agreement was signed, the closing price per share of Common Stock was $13.25. Based on that price per share, the value of the transaction is approximately $32 million.

         The merger is subject to the approval of the shareholders of both Internet America and PDQ. Shareholders of Internet America holding approximately 23% of Internet America's outstanding voting stock and shareholders of PDQ holding approximately 68% of PDQ's outstanding voting stock have entered into a Voting Agreement under which they agreed to vote their respective shares of voting stock in favor of the merger. The Voting Agreement is described more fully below under "Summary of the Merger Agreement - Voting Agreement."

         This section of the Proxy Statement describes aspects of the Merger Agreement and the proposed merger. The discussion of the merger in this document and the discussion of the principal terms of the Merger Agreement are qualified in their entirety by the terms of the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix A. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the Merger Agreement. Although the discussion that follows is materially complete, we encourage you to read the Merger Agreement and the other appendices to this Proxy Statement in their entirety.

         Our Board of Directors unanimously recommends that you vote FOR approval of the merger.

THE MERGER

HISTORY OF THE MERGER

         We are regularly involved in the review of companies which we may acquire to further our objectives in the Internet service provider ("ISP") market. During the course of the past two years, Internet America and PDQ made various informal contacts with each other regarding the possibility of a combination, but no formal discussions ensued until recently. On May 18, 1999, Michael T. Maples, our Chief Executive Officer, met with two of our directors, Jack T. Smith and Gary L. Corona, to discuss our acquisition strategy, including a potential combination with PDQ, but no offers were immediately pursued. During June 1999, Mr. Maples had several telephone discussions with PDQ's President, William E. Ladin, Jr., and PDQ's Chief Financial Officer, Ernest D. Rapp, regarding a possible combination.

         On July 22, 1999, at the quarterly meeting of our Board of Directors, Mr. Maples updated the Board on the status of discussions with PDQ to enter into a business combination. Mr. Maples and Mr. Smith noted that the parties were still discussing the form of a potential transaction, the post-transaction structure of the combined entity and valuations. The Board discussed the financial status of PDQ, current valuations in the ISP industry and the possible use of an investment banker in the transaction. The Board informally directed management to continue to pursue the transaction.

         On July 26 and 27, 1999, Messrs. Smith and Maples traveled to PDQ's offices in Houston, Texas to further discuss with Messrs. Ladin and Rapp the form of a potential transaction, post-transaction structure and valuations. On August 2, 1999, Mr. Ladin met with the Chairman of our Board of Directors, William O. Hunt, regarding the proposed transaction and the composition of the Board of Directors of Internet America after the combination. On August 3, 1999, Messrs. Ladin and Rapp and Marc Ladin, PDQ's marketing director, met with Messrs. Maples and Smith regarding due diligence issues, PDQ's business and marketing strategies and post-transaction synergies.

         On August 9 and 10, 1999, Messrs. Smith and Maples, along with our Chief Operating Officer, Douglas L. Davis, traveled to Houston to PDQ's offices to conduct operational due diligence as well as to have further discussions with Messrs. Ladin and Rapp regarding the form of the transaction. On August 19, 1999, Messrs. Ladin and Rapp and Howard Loewenberg, PDQ's representative from Deutsche Banc Alex. Brown, met with Messrs. Maples and Smith in Dallas, Texas to discuss valuations and the purchase price of the merger. Throughout August 1999, Internet America and PDQ exchanged due diligence materials for review and examination.

         On August 24, 1999, our Board of Directors, along with our Chief Financial Officer, James T. Chaney, our General Counsel, Elizabeth Palmer Daane, and our outside counsel, Richard F. Dahlson of Jackson Walker LLP, met informally to discuss the proposed merger. The Board reviewed with management information regarding the strategic fit between the two companies, due diligence assessments and remaining issues to be negotiated or addressed prior to execution of the definitive merger agreement. Counsel advised the Board with respect to the structure and material terms of the proposed merger, as well as legal requirements. The Board informally endorsed continuing with the negotiations.

         On September 1 through 3, 1999, the parties met in Houston at PDQ's offices to continue due diligence reviews and to further discuss the terms of the merger and the Merger Agreement. On September 8 and 9, 1999, Messrs. Ladin and Rapp came to our Dallas offices to conduct further due diligence reviews and discussions regarding the post-transaction synergies and operations of the combined companies.

         The parties continued to discuss and negotiate the terms of the merger, Merger Agreement and Voting Agreement via telephone during the week of September 6, 1999. By written consent dated September 10, 1999, the Board approved the Merger Agreement and recommended that it be submitted to the vote of the shareholders. The Merger Agreement and Voting Agreement were finalized and signed on September 12, 1999, and the parties publicly announced the merger on September 13, 1999.

REASONS FOR THE MERGER

         Internet America's business plan is to rapidly build market share in specific regions to create a user-dense customer base and realize economies of scale. A primary element of our growth strategy is acquisitions. We began negotiations on the merger as part of implementing our plan to increase our market share. Our Board of Directors has determined that the terms of the Merger Agreement and the merger are fair to and in the best interests of Internet America and our shareholders. In reaching this decision, our Board of Directors identified several potential benefits of the merger, including:

         o the combined company will have an increased market presence and should be able to achieve greater operating efficiencies, marketing efficiencies and economies of scale;

         o the combined experience, financial resources and breadth of service of the combined company may allow it to respond more quickly and effectively to technological change and competitive pressures; and

         o the size of the combined company may allow it to compete more effectively in a rapidly consolidating market.

The Board also recognized that the potential benefits of the merger may not be realized and that there are a number of risks and uncertainties related to any acquisition, including the merger. Some of those risks are:

         o the difficulty of assimilating acquired operations and personnel of PDQ;

         o the potential disruption of our business that might result from employee and customer uncertainty as a result of the merger and during the combination of operations of the two companies;

         o dilution caused by the issuance of Common Stock and the potential negative effect on our operating results due to the incurrence of additional debt and the amortization of expenses related to goodwill and other intangible assets; and

         o the possibility that the merger might not be completed and the public's potentially negative response to such situation.

         After considering the foregoing factors, our Board of Directors unanimously approved the Merger Agreement and the merger, and recommended that our shareholders vote "FOR" the approval and adoption of the Merger Agreement and the merger.

INTEREST OF CERTAIN PERSONS IN THE MERGER AGREEMENT

         We entered into a letter agreement with Carl Westcott LLC under which we pay a fee to Carl Westcott LLC to act as our financial advisor in connection with certain acquisitions. Messrs. Smith and Corona , two of our directors, are employed by Carl Westcott LLC. Carl Westcott LLC acted as a financial advisor to us in connection with the merger. In accordance with the letter agreement, after the merger, we will pay a fee to Carl Westcott LLC of up to $75,000. The letter agreement is more fully described in the following paragraph.

         On April 20, 1999, we entered into the letter agreement with Carl Westcott LLC by which we retained Carl Westcott LLC as our non-exclusive financial advisor. Under the letter agreement, Carl Westcott LLC assists us in identifying and contacting potential acquisition or business combination candidates, evaluates and values such candidate businesses, assists in structuring transaction proposals, develops strategies for successful consummation of transactions, analyzes the economic effects to us of a transaction, assists in the negotiation of transaction proposals and preparation of documents, assists in the due diligence process and completes other matters related to closing such transactions. As compensation for rendering such services, we pay Carl Westcott LLC a fee equal to two percent of the estimated annual revenue, for the twelve months after a closing, of a company acquired by us due to Carl Westcott LLC's performance of services under the letter agreement; provided, however, that in no event is such fee for any acquisition less than $25,000 nor more than $75,000. We also agreed to reimburse Carl Westcott LLC for all reasonable expenses, and agreed to indemnify Carl Westcott LLC for damages relating to any transaction contemplated by the engagement of Carl Westcott LLC under the letter agreement. The letter agreement is effective until terminated by either party upon thirty days written notice.

ACCOUNTING TREATMENT OF THE MERGER

         The parties intend that the merger will be accounted for using the purchase method of accounting for business combinations. Under the purchase accounting method, the merger will be treated as an acquisition of PDQ by us and we will allocate the total acquisition cost among the acquired assets and liabilities based on their fair values as of the date the merger is completed. Our reported income will include the operations of PDQ after the merger and the effect of amortization of intangible assets arising from the acquisition.

REGULATORY APPROVALS

         At any time before or after the completion of the merger, the Antitrust Division of the Justice Department, the Federal Trade Commission or another third party could seek to enjoin or rescind the merger on antitrust grounds. In addition, at any time before or after the completion of the merger, any state could take action under state antitrust laws that it deems necessary or desirable in the public interest. We believe that the merger will not violate any antitrust laws, that no federal or state regulatory requirements must be complied with and that no federal or state regulatory approval must be obtained in connection with the merger. However, we cannot assure you that there will be no challenge to the merger on antitrust grounds, or if such a challenge is made, what the result will be.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of certain federal income tax consequences of the merger, based on the Internal Revenue Code of 1986, as amended (the "Code"), the corresponding Treasury Regulations, administrative rulings and court decisions, all as in effect as of the date of this Proxy Statement and all of which are subject to change at any time, possibly with retroactive effect. This summary does not address any applicable foreign, state or local laws. In addition, this summary does not address tax considerations that may be relevant to shareholders subject to special treatment under federal income tax law, such as non-United States citizens, financial institutions, dealers in securities, insurance companies, tax exempt entities and shareholders subject to the alternative minimum tax provisions of the Code. Shareholders should consult their own tax advisors regarding the specific tax consequences of the merger to him or her, including the effect of foreign, state and local law.

         The merger is intended to qualify as a tax-free reorganization under
Section 368 of the Code, with the following consequences:

         o neither Internet America nor our shareholders will recognize gain or loss for federal income tax purposes solely as a result of the merger;

         o PDQ will not recognize gain or loss solely as a result of the merger;

         o no gain or loss will be recognized by holders of PDQ capital stock solely upon their receipt of Internet America Common Stock in the merger, except to the extent of cash received instead of a fractional share of Internet America Common Stock; and

         o the aggregate tax basis of the Internet America Common Stock received in the merger by a PDQ shareholder will be the same as the aggregate tax basis of PDQ capital stock surrendered in exchange for the Internet America Common Stock.

         The parties are not requesting a ruling from the Internal Revenue Service in connection with the merger. It is a condition to PDQ's obligations under the Merger Agreement that PDQ receive a legal opinion from its counsel, Andrews & Kurth L.L.P., confirming that, based on certain assumptions and subject to certain qualifications, the merger will constitute a reorganization within the meaning of Section 368 of the Code. However, nothing binds the IRS to this position or prevents the IRS from adopting a contrary position. A successful IRS challenge to the reorganization status of the merger would result in a PDQ shareholder recognizing gain or loss with respect to each surrendered share equal to the difference between the shareholder's basis in such share and the fair market value, as of the effective time of the merger, of the Internet America Common Stock received in exchange. If there were a successful IRS challenge, a PDQ shareholder's aggregate basis in the Internet America Common Stock so received would equal its fair market value and the holding period for such stock would begin the day after the merger.

SUMMARY OF THE MERGER AGREEMENT

         The following is a brief summary of certain provisions of the Merger Agreement, a copy of which is attached as Appendix A to this Proxy Statement. The summary is qualified in its entirety by the terms of the Merger Agreement. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the Merger Agreement.

THE MERGER

         According to the terms of the Merger Agreement, at the effective time of the merger, a wholly owned subsidiary of Internet America will be merged with PDQ. PDQ will be the surviving corporation and become a wholly owned subsidiary of Internet America.

EFFECTIVE TIME OF THE MERGER

         The closing of the transactions contemplated by the Merger Agreement will take place as soon as practicable after the date of the Merger Agreement, but no later than December 15, 1999. The closing cannot take place until after shareholders of Internet America and PDQ approve the merger. See "The Merger Agreement - Conditions to the Merger" for a description of the conditions that Internet America and PDQ must satisfy prior to completion of the merger.

         As soon as practicable after the closing, a plan of merger will be filed with the Secretary of State of the State of Texas as provided in the Texas Business Corporation Act. The time at which the plan of merger is filed in Texas is referred to as the "effective time" of the merger.

CONVERSION OF SHARES - EXCHANGE RATIO

         We will issue a total of 2,425,000 shares of Common Stock in the merger. As a result of the merger, each share of PDQ common stock will be automatically converted into 0.37205 shares of Common Stock (the "Exchange Ratio"). The Exchange Ratio is based on 6,517,923 shares of PDQ capital stock outstanding at the time of the merger. After the merger is completed, former holders of PDQ capital stock will own approximately 26% of our issued and outstanding Common Stock. The Common Stock is not entitled to preemptive rights.

CREATION OF ESCROW

         By approving the merger, the PDQ shareholders will authorize the creation of an escrow, and the appointment of William E. Ladin, Jr. as their representative, with respect to indemnification matters. At the closing of the merger, 240,000 of the 2,425,000 shares of Common Stock to be issued to the PDQ shareholders will be placed in escrow subject to an Escrow Agreement, the form of which is attached as an exhibit to the Merger Agreement. The Escrow Agreement will govern the terms under which shares of Common Stock issued to PDQ shareholders in the merger may be returned to us in the event of certain breaches of representations and warranties by PDQ and the PDQ shareholders. For more information on indemnification, see "The Merger Agreement - Indemnification," below.

TREATMENT OF PDQ STOCK OPTIONS

         As of the effective time of the merger, each outstanding PDQ incentive stock option will be exchanged for an incentive stock option to purchase the number of shares of Common Stock equal to the Exchange Ratio multiplied by the number of shares underlying the PDQ incentive stock option. The exercise price of the substituted options to purchase Common Stock will be equal to the exercise price of the options to purchase PDQ common stock divided by the Exchange Ratio. These stock options will be issued under the Internet America, Inc. Employee and Consultant Stock Option Plan, approval of which is sought by Proposal 2 of this Proxy Statement. See "Proposal No. 2 - Approval of the Internet America, Inc. Employee and Consultant Stock Option Plan," below, for a description of the plan. As soon as practicable after the closing of the Merger

Agreement, but no later than fifteen days after the closing, we will register all of the shares of Common Stock underlying the above referenced stock options.

         As of the effective time of the merger, each outstanding PDQ nonqualified stock option will be exchanged for a nonqualified stock option to purchase the number of shares of Internet America Common Stock equal to the Exchange Ratio multiplied by the number of shares underlying the PDQ nonqualified stock option. The exercise price of the substituted options to purchase Internet America Common Stock will be equal to the exercise price of the options to purchase PDQ common stock divided by the Exchange Ratio. These stock options will be issued under the Internet America, Inc. 1998 Nonqualified Stock Option Plan. The shares of Common Stock subject to this plan have been registered under the Exchange Act of 1933, as amended.

REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains certain representations and warranties by certain shareholders of PDQ (the "Principal Shareholders") relating to, among other things:

         o        the ownership of their PDQ capital stock;

         o no commitments to sell or otherwise transfer their PDQ capital stock;

         o the authorization, execution, delivery and enforceability of the Merger Agreement;

         o required consents and approvals and the absence of violations of any organizational document of a Principal Shareholder or applicable law;

         o the absence of material investments in competitors of Internet America by a Principal Shareholder; and

         o the status of the Principal Shareholders as accredited investors.

         The Merger Agreement contains certain representations and warranties by PDQ relating to, among other things:

         o        the ownership of the PDQ capital stock;

         o        PDQ's organization, good standing and qualification;

         o        PDQ's capital structure and corporate records;

         o the authorization, execution, delivery and enforceability of the Merger Agreement;

         o        PDQ's subsidiaries;

         o required consents and approvals and the absence of violations of PDQ's articles of incorporation, bylaws, agreements and applicable law;

         o        financial statements, assets, liabilities and obligations;

         o        employment matters and employee benefit plans;

         o        the absence of certain changes or events;

         o        material contracts and agreements;

         o        insurance;

         o        intellectual property and proprietary rights;

         o        taxes;

         o        compliance with laws, including environmental laws;

         o        finders' fees;

         o        litigation;

         o        subscribers;

         o        interested party transactions;

         o        accounts receivable; and

         o        the accuracy of the PDQ disclosures.

         The Merger Agreement contains certain representations and warranties by Internet America relating to, among other things:

         o        Internet America's organization and good standing;

         o the authorization, execution, delivery and enforceability of the Merger Agreement;

         o        required consents and approvals;

         o the absence of violations of Internet America's articles of incorporation, bylaws, agreements and applicable law;

         o the authorization of issuance of the Common Stock in the merger;

         o        Internet America's SEC reports and Nasdaq listing; and

         o        the accuracy of the Internet America disclosures.

COVENANTS

         Internet America and PDQ have agreed that prior to the closing of the merger they will, among other things:

         o use their best efforts to cause the consummation of the merger;

         o use their best efforts to secure all necessary approvals and consents of third parties to the merger agreement;

         o not take any action that would cause the merger to fail to qualify as a tax free reorganization under the Code; and

         o not agree or commit to take any action prohibited by the Merger Agreement.

         Internet America agreed that prior to the closing of the merger it will use its best efforts to obtain approval of Nasdaq for the listing of the Common Stock to be issued in connection with the merger.

         PDQ agreed that prior to the closing of the merger it will, among other things:

         o conduct its business only in the ordinary course consistent with past practice;

         o use its reasonable best efforts to preserve its business and retain its customers, suppliers, creditors, officers and employees;

         o permit Internet America to have full access to the business and assets of PDQ; and

         o notify Internet America of any material change in its condition, operations, assets, liabilities, business or prospects.

         PDQ agreed that prior to the closing of the merger it will not, among other things:

         o make certain changes in employee compensation, policies and benefit plans;

         o cancel or modify any contract without Internet America's consent except in the ordinary course of business;

         o incur indebtedness other than in the ordinary course of business, acquire or dispose of certain assets, prepay or discharge indebtedness, discharge or satisfy certain liens or pay or perform certain liabilities;

         o enter into any mortgages or permit any liens except in the ordinary course of business;

         o participate in negotiations with any third party regarding the sale of PDQ's business;

         o        declare or pay any dividends;

         o make any offerings, grants or issuances of its capital stock or other securities;

         o        amend its articles of incorporation or bylaws;

         o adopt a plan or agreement of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

         o split, combine, reclassify or take similar action with respect to its capital stock; and

         o change any tax election or take action that would increase its tax liability or reduce its tax assets.

CONDITIONS PRECEDENT

         Internet America's and PDQ's obligations under the Merger Agreement are subject, among other things, to the following:

         o obtaining approval of the shareholders of Internet America and PDQ;

         o the absence of any injunction (or threat of an injunction) prohibiting consummation of the merger;

         o no material adverse change in the condition, operations, assets, liabilities, business or prospects of the other party shall have occurred;

         o all applicable waiting periods under the Hart-Scott-Rodino Act, if applicable, shall have expired or been terminated;

         o each of the parties shall have performed its obligations under the Merger Agreement prior to closing;

         o the representations and warranties of the other party shall be true and correct in all material respects as of the date of closing; and

         o each party shall have received the closing deliveries of the other party.

         In addition to the mutual conditions described above, Internet America's obligations under the Merger Agreement are subject to the following:

         o        each of PDQ's officers and directors shall have resigned;

         o each of PDQ's shareholders shall have delivered to Internet America a tax affidavit to the effect that such shareholder is not a foreign person and providing tax identification numbers;

         o none of PDQ's shareholders shall have demanded dissenters' rights under the TBCA; and

         o        the merger shall have become effective under the TBCA.

         In addition to the mutual conditions described above, PDQ's obligations under the Merger Agreement are subject to the following:

         o the shares of Common Stock to be issued under the Merger Agreement shall have been approved for listing on the Nasdaq National Market System; and

         o PDQ shall have received a legal opinion from its tax counsel to the effect that the merger will constitute a tax free reorganization under Section 368(a) of the Code.

REGISTRATION RIGHTS

         We have agreed to grant certain registration rights to the shareholders of PDQ receiving Common Stock in the merger.

         Shelf Registration. Within 60 days after the closing of the Merger Agreement, we will file a shelf registration statement to register the resale of 350,000 shares of the Common Stock issued in the merger.

         Demand Registration. After six months following the closing of the Merger Agreement, the holders of at least 55% of the Common Stock issued in the merger (and not already registered pursuant to the shelf registration) may cause us to register all of such holders' shares of Common Stock. We are not obligated to effect such registration for a period of 180 days after such demand if it would materially adversely affect (a) a pending or proposed public offering of the Common Stock or business combination or (b) our business or prospects in view of the disclosures that may be required thereby of information about our business, assets, liabilities or operations. We are not obligated to effect such registration more than one time or if less than $1 million of securities are to be sold in such registration.

         Piggyback Registration. If we propose to file a registration statement for any of our Common Stock (except in connection with employee benefit plans or a Rule 145 transaction), then the holders of the Common Stock issued in the merger may request us to register their shares on the same registration statement. In that event, we must use all reasonable efforts to do so, subject to certain limitations.

         All expenses incurred in connection with the above registration statements must be borne by us. We must keep the shelf registration statement effective until the shares registered are sold or until six months after the anniversary of the closing of the Merger Agreement, whichever is earlier. We must keep other registration statements effective for a period of twelve months. In connection with any underwritten offering, we are not obligated to include shares of Common Stock issued in the merger unless the holders accept the terms of the underwriting between Internet America and the underwriters, and then only to the extent the underwriters determine will not materially jeopardize or reduce the success of the offering by Internet America.

         We have agreed to indemnify certain parties, including the holders of stock registered under the registration rights granted in the Merger Agreement, for losses arising out of untrue statements of material facts contained in the applicable registration statement, omission of material facts in such registration statement and violations of securities laws by us; provided, however, that this indemnity shall not apply to losses arising out of written information supplied by the indemnified party to us for use in the registration statement. The holders of stock to be registered under the registration rights granted in the Merger Agreement must indemnify us for losses arising out of untrue statements of material facts contained in the applicable registration statement, omission of material facts in such registration statement and violations of securities laws by us, if the foregoing arise out of written information supplied by the holder to us for use in the registration statement.

         We agreed to keep public information available, as defined in Rule 144, at all times after the closing of the Merger Agreement, to timely file all required SEC reports and to furnish certain information to holders in connection with sales of Common Stock under Rule 144. A holder's registration rights granted under the Merger Agreement terminate upon the earlier of two years after the closing of the Merger Agreement and such time as the holder is able to sell all of such holder's securities in a single three-month period under Rule 144.

         Until the registration rights granted in the Merger Agreement terminate, we may not grant superior registration rights to any other person or entity.

APPOINTMENT OF DIRECTORS

         As part of the merger, we agreed to cause William E. Ladin, Jr., an officer, director and major shareholder of PDQ, to be appointed to the Board of Directors and to be elected as Vice Chairman of the Board after the closing of the Merger Agreement. We agreed to use our reasonable best efforts to elect Mr. Ladin to the Board for so long as he and John N. Palmer, a director and major shareholder of PDQ, collectively own 5% or more of our outstanding voting stock. In addition, after the closing, we will use reasonable efforts to cause Mr. Palmer to become a director of Internet America. Should Mr. Palmer decline to become a director of Internet America, then Mr. Ladin may nominate another person to the Board, whose election will be subject to the approval of the Board. As part of the merger, the parties have agreed to attempt to identify up to two outside persons to add as members of the Board after the closing of the Merger Agreement.

INDEMNIFICATION

         We agreed to indemnify PDQ and its shareholders for damages arising from any breach of a representation, warranty or covenant of Internet America, but only to the extent such damages in the aggregate exceed $100,000. PDQ and its shareholders have agreed to indemnify us for damages arising from any breach of a representation, warranty or covenant of PDQ, but only to the extent such damages in the aggregate exceed $100,000. Notwithstanding the foregoing, (a) the indemnifying shareholders' liability to us for indemnification shall be limited to the shares of Common Stock held in escrow under the Escrow Agreement and shall be payable only by return of such shares, except with respect to breaches of certain representations regarding the PDQ shareholders' ownership of their shares of PDQ capital stock and ability to transfer them, (b) damages arising out of a breach of certain representations regarding the PDQ shareholders' ownership of their shares of PDQ capital stock and ability to transfer them shall be the obligation of only the indemnifying shareholder breaching such representations and (c) the Principal Shareholders' obligations to indemnify us for breaches of representations and warranties in Article II of the Merger Agreement shall be the obligation of only the Principal Shareholder breaching the representation or warranty.

TERMINATION

         The Merger Agreement will terminate if the closing has not occurred by December 15, 1999. Internet America or PDQ may terminate and abandon the Merger Agreement at any time prior to the closing, whether before or after the approval of shareholders of Internet America and PDQ:

         o        by mutual written consent of all parties to the Merger
                  Agreement;

         o by either Internet America or PDQ if there has been a material breach of a representation, warranty or covenant of the other party; and

         o by either Internet America or PDQ if any of their respective conditions precedent do not occur.

         Additionally, PDQ may terminate the Merger Agreement if (a) the closing price per share of the Common Stock on the Nasdaq National Market System on the date preceding closing is less than $9.875 and (b) in comparison with an index group of six other ISPs, the decrease in the stock price of the Common Stock from the day before the Merger Agreement to the day before closing is 15% more than the average decrease in the stock prices of the index group for the same period.

VOTING AGREEMENT

         Internet America, PDQ, officers and directors of Internet America holding approximately 23% of Internet America's outstanding voting stock and officers and directors of PDQ holding approximately 68% of PDQ's outstanding voting stock entered into a Voting Agreement in connection with the Merger Agreement. In the Voting Agreement, the officers and directors of Internet America and PDQ agreed to vote their shares of Internet America stock and PDQ stock, respectively, in favor of the merger and against any action that would constitute a breach of any representation, warranty, covenant or other obligation under the Merger Agreement. They also agreed not to transfer or otherwise dispose of their shares during the term of the Voting Agreement, except that our officers and directors may dispose of up to 5% of their respective shares. The Voting Agreement terminates upon the earlier of the termination of the Merger Agreement and the effective time of the merger.

         The above summary of the provisions of the Voting Agreement is qualified in its entirety by the terms of the Voting Agreement, a copy of which is attached as Appendix B to this Proxy Statement.

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     The following unaudited condensed pro forma balance sheet as of June 30, 1999 and the unaudited condensed pro forma statements of operations for the year ended June 30, 1999 reflect the proposed acquisition of PDQ by Internet America. The combination will be accounted for as a purchase under the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations." The results of operations for the periods presented include the results of operations of PDQ assuming the transaction was consummated at the beginning of the earliest period presented. Also, net assets of PDQ are recorded at their fair value to Internet America as of June 30, 1999.

     The condensed pro forma financial statements are not necessarily indicative of our results of operations that might have occurred had the acquisition been completed at the beginning of the periods presented, or indicative of our consolidated financial position or results of operations for any future date or period.

     These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of PDQ included elsewhere in this document and the financial statements of Internet America as filed previously under Form 10-KSB.


                             INTERNET AMERICA, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                                 JUNE 30, 1999

                                                 HISTORICAL
                                          -------------------------                       PRO FORMA
                                            INTERNET                      PRO FORMA        INTERNET
                                            AMERICA          PDQ         ADJUSTMENTS       AMERICA
                                          -----------    -----------    -----------     -------------
                                                         (UNAUDITED)                     (UNAUDITED)
                                               ASSETS

CURRENT ASSETS:
  Cash and cash equivalents............   $ 5,845,562    $  446,487                      $ 6,292,049
  Trade receivables, net...............     1,122,894       238,656                        1,361,550
  Prepaid expenses and other current
     assets............................       126,433            --                          126,433
                                          -----------    ----------                      -----------
          Total current assets.........     7,094,889       685,143                        7,780,032
PROPERTY AND EQUIPMENT, net............     2,622,637       702,878                        3,325,515
OTHER ASSETS, net......................     9,195,878       550,302     21,333,333(1)     31,079,513
                                          -----------    ----------                      -----------
                                          $18,913,404    $1,938,323                      $42,185,060
                                          ===========    ==========                      ===========

                                LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Trade accounts payable...............   $ 2,131,201    $  312,551                      $ 2,443,752
  Accrued liabilities..................     1,068,774       147,788                        1,216,562
  Deferred revenue.....................     3,358,347     1,509,603                        4,867,950
  Current maturities of long-term
     debt..............................       434,934        99,918                          534,852
  Current maturities of capital lease
     obligations.......................        41,195        59,848                          101,043
                                          -----------    ----------                      -----------
          Total current liabilities....     7,034,451     2,129,708                        9,164,159
CAPITAL LEASE OBLIGATIONS, net of
  current portion......................       102,246        30,577                          132,823
LONG-TERM DEBT, net of current
  portion..............................       151,997        24,438                          176,435
                                          -----------    ----------                      -----------
          Total liabilities............     7,288,694     2,184,723                        9,473,417
                                          -----------    ----------                      -----------
SHAREHOLDERS' EQUITY (DEFICIT):
  Common stock.........................        69,130        65,180          24,250(2)       158,560
  Additional paid-in capital...........    24,231,065     2,292,848      31,975,750(2)    58,499,663
  Treasury stock.......................            --            --
  Accumulated deficit..................   (12,675,485)   (2,604,428)    (10,666,667)(3)  (25,946,580)
                                          -----------    ----------                      -----------
          Total shareholders' equity
            (deficit)..................    11,624,710      (246,400)                      32,711,643
                                          -----------    ----------                      -----------
                                          $18,913,404    $1,938,323                      $42,185,060
                                          ===========    ==========                      ===========

                             INTERNET AMERICA, INC.

                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999

                                                                        PRO FORMA
                                                 HISTORICAL            ADJUSTMENTS        PRO FORMA
                                         ---------------------------   -----------      -------------
                                           INTERNET                                       INTERNET
                                            AMERICA         PDQ                            AMERICA
                                          -----------    -----------                    -------------
                                                         (UNAUDITED)                     (UNAUDITED)
REVENUES:
  Access...............................   $15,911,844    $6,001,313                     $ 21,913,157
  Business services....................     2,097,774       888,884                        2,986,658
  Other................................       109,412        10,498                          119,910
                                          -----------    ----------                     ------------
          Total........................    18,119,030     6,900,695                       25,019,725
                                          -----------    ----------                     ------------
OPERATING COSTS AND EXPENSES:
  Connectivity and operations..........     8,800,924     3,761,451                       12,562,375
  Sales and marketing..................     6,044,762     1,675,086                        7,719,848
  General and administrative...........     4,244,557     1,939,970                        6,184,527
  Depreciation and amortization........     1,685,097       274,113    10,666,667(3)      12,625,877
                                          -----------    ----------                     ------------
          Total........................    20,775,340     7,650,620                       39,092,627
                                          -----------    ----------                     ------------
OPERATING LOSS.........................    (2,656,310)     (749,925)                     (14,072,902)
INTEREST (INCOME) EXPENSE, NET.........      (185,105)       29,523                         (155,582)
                                          -----------    ----------                     ------------
LOSS BEFORE INCOME TAX.................    (2,471,205)     (779,448)                     (13,917,320)
INCOME TAX BENEFIT.....................        (7,787)           --                           (7,787)
                                          -----------    ----------                     ------------
NET LOSS...............................   $(2,463,418)   $ (779,448)                    $(13,909,533)
                                          ===========    ==========                     ============
NET LOSS PER COMMON SHARE:
  BASIC................................   $     (0.45)                                  $      (1.75)
                                          ===========                                   ============
  DILUTED..............................   $     (0.45)                                  $      (1.75)
                                          ===========                                   ============
WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:
  BASIC................................     5,533,670                   2,425,000(2)       7,958,670
  DILUTED..............................     5,533,670                   2,425,000(2)       7,958,670


                             INTERNET AMERICA, INC.

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

     (1) Represents subscriber acquisition costs and goodwill associated with the purchase of PDQ.

     (2) Represents shares of Common Stock issued to effect the purchase of PDQ.

     (3) Represents the amortization of subscriber acquisition costs and goodwill for the year ended June 30, 1999 based upon an amortization period of three years.

                         DESCRIPTION OF INTERNET AMERICA

BUSINESS

GENERAL

         Internet America is an ISP that provides a wide array of Internet services tailored to meet the needs of individual and business subscribers. As of June 30, 1999, we served approximately 100,000 subscribers in the southwestern United States. Our business model is to create high user density in each geographic area we serve, which allows us to realize substantial marketing and operating efficiencies.

         Internet America was incorporated in 1994 and has operated as an ISP since inception. Our subscriber base has grown from 47,900 at June 30, 1997, to 61,600 at June 30, 1998, and to 100,000 at June 30, 1999.

          Our highest priority is to rapidly build market share in specific regions, instead of deploying extensive network infrastructure with a substantial number of underutilized points of presence ("POPs"). Our growth strategy focuses on continuing to add customers in existing markets and quickly building a critical mass of subscribers in new markets.

Elements of our growth strategy include:

         o Strategic and Add-On Acquisitions to Rapidly Acquire a Critical Mass of Subscribers. We pursue strategic acquisitions to launch our entry into new markets and pursue add-on acquisitions in our existing markets.

         o Aggressive Use of Advertising to Build the Internet America Brand. We use two of the more effective and efficient advertising media - television and outdoor billboards - to acquire subscribers quickly and build brand awareness.

         o Cost-Effective Development of Network Infrastructure. We will continue to deploy network infrastructure in a disciplined manner to achieve substantial economies of scope and scale. With our "Virtual POP" architecture, we can provide local access services without investing in physical infrastructure. See "Business - Infrastructure," below, for a further discussion of the Virtual POP architecture.

         o Development of Value-Added Revenue Streams. We will continue to develop value-added revenue streams such as dedicated broadband connectivity, news access and Web hosting. In addition, we continue to evaluate and develop other value-added service opportunities such as Internet telephony. We believe that a user dense, regional customer base provides an excellent platform for the introduction of new value-added services, taking advantage of existing brand awareness and economies of scale.

RECENT ACQUISITIONS

         On June 30, 1999, we acquired all the outstanding common stock of NeoSoft, Inc., an ISP in Houston, Texas, for $8.3 million. Assets of NeoSoft include approximately 9,500 individual and corporate Internet access accounts, including customer support and network operations facilities in Houston and New Orleans.

         On July 26, 1999, we acquired the subscribers of King Dinosaur, Inc. d/b/a KDI Internet Solutions, a Texas corporation ("KDi"), under the terms of an Asset Purchase Agreement. Under this agreement, we agreed to pay up to $464,800, half of which was paid at the closing. The remaining payment is contingent upon the actual number of KDi subscribers that successfully transition to Internet America's service by November 25, 1999.

         On July 28, 1999, we acquired the subscribers of INTX Networking, L.L.C., a Texas limited liability company ("INTX"), under the terms of an Asset Purchase Agreement. Under this agreement, we agreed to pay up to $380,600 in cash, half of which was paid at the closing. The remaining payment is contingent upon the actual number of INTX subscribers that successfully transition to Internet America's service by November 27, 1999.

         On August 9, 1999, we acquired the Texas dial-up subscribers of Pointe Communications Corporation, a Nevada corporation ("PointeCom"), under the terms of an Asset Purchase Agreement. Under this agreement, we agreed to pay up to $2,000,000 in cash, half of which was paid at the closing. The remaining payment is contingent upon the actual number of PointeCom subscribers that successfully transition to Internet America's service by December 8, 1999.

SERVICES

         Internet America offers Internet services tailored to meet the needs of both individual and business subscribers. Our primary service offering is dial-up and broadband Internet access and related value-added services. For our business subscribers, we offer dedicated high speed Internet access, Web hosting and other services. The services we provide are offered in various prices and packages so that subscribers may customize their subscription.

         The majority of our subscribers have month-to-month subscriptions. We currently offer a 60-day money-back satisfaction guarantee for new subscribers. Most subscribers are billed through automatic charges to their credit cards or bank account. We offer discounts ranging from 10% to 20% on most of our services for subscribers who prepay.

         Internet Access. Our primary service is a dial-up Internet access package, which includes unlimited Internet access and related Internet applications such as World Wide Web, e-mail, Internet relay chat (IRC), file transfer protocol (FTP), and USENET news access. The package costs $19.95 per month plus a $29.95 activation fee. Value-added services available for an additional fee include multiple e-mail mailboxes, personalized e-mail addresses and personal Web sites.

         USENET. Our Airnews.net product provides access to Internet America's newsgroup services for subscribers of other Internet services and on a wholesale basis to other businesses or ISPs. There were approximately 4,500 Airnews.net subscribers as of June 30, 1999. The service is included in our primary dial-up access package, but costs $9.95 per month for other retail subscribers.

         High Speed Connectivity. In addition to offering dial-up and dedicated analog access, we also offer dedicated ISDN access, DSL (Digital Subscriber
Line) service for consumers and business, as well as full and partial T-1 connectivity, which can service hundreds of users at once. T-1 connections have a setup fee of $995 and monthly fees ranging from $470 to $1,295, depending on the type of services purchased. Fees for dedicated ISDN access are $540 for setup and $300 to $400 per month, depending on the speed of the circuit.

         Web Services. We offer Web hosting through our Airweb.net service for businesses and other organizations that wish to create their own World Wide Web sites without maintaining their own Web servers and high-speed Internet connections. Web hosting subscribers are responsible for building their own Web sites and then uploading the pages to an Internet America Web server. This Web hosting service features state-of-the-art servers for high speed and reliability, a high quality connection to the Internet, specialized customer support and advanced services features, such as secure transactions and site usage reports. We currently offer price plans for Web hosting subscribers beginning at $19.95 per month.

          DSL Service. Our Expresslane DSL product provides high-speed Internet access over existing telephone lines and allows subscribers to simultaneously use a single telephone line for voice service and for access to the Internet. In addition, the product is an "always on" connection thereby removing wait times associated with dialing into a network. We offer an array of Expresslane DSL bandwidth options to consumers at prices ranging from $9.95 per month to $99.95 per month. The Expresslane DSL product offers our subscribers a cost-effective way of substantially increasing bandwidth in residences and businesses.

CUSTOMER CARE

         Our goal of 100% customer satisfaction begins with providing superior systems and network performance. We focus on scalability, reliability and speed in the technical design and maintenance of our systems. In addition to the provision of superior systems and network performance, we emphasize high quality customer care and technical support. We strive to retain our subscribers by prompt response to customer problems.

         Individuals accessing the Internet have many different hardware configurations and varying levels of computer sophistication. Consequently, our customer care department must be able to efficiently and effectively address:

         o        problems affecting a variety of hardware systems;

         o start-up or other basic problems of new subscribers or new Internet users; and

         o highly technical issues that sophisticated users may encounter.

         Our customer care department consisted of approximately 90 employees, or 47% of all employees as of June 30, 1999. Customer care is available to subscribers 24-hours-a-day, 7-days-a-week. The department is organized in three-tiers designed to respond to varying types of support needs. Our customer care department answers approximately 7,300 calls per week. During the fourth quarter of fiscal 1999, the average "hold" time was less than 52 seconds, and approximately 55% of all calls were resolved within 4 minutes 30 seconds of the caller's initial contact with a technician. In addition to diagnosing and resolving subscribers' technical problems, our customer care department answers questions about account status, responds to software requests and provides configuration information.

         Subscribers can access customer support services through a local telephone number or by e-mail. We maintain on our Web site a comprehensive description of our customer care services, as well as troubleshooting tips and configuration information. Additionally, we offer our subscribers free educational classes, which are held weekly in our Dallas office. Subscribers can also obtain recorded system and network status reports at any time and review extensive system and network performance on the World Wide Web.

MARKETING

          Our marketing strategy focuses on rapid penetration of a given market in order to acquire a critical mass of subscribers to support profitable operations. Our approach combines direct response with brand building advertising. We make extensive use of television and outdoor billboard displays, rather than print, radio or direct mail, and we continually evaluate the effectiveness of our marketing methods.

         Our direct response television advertising campaign emphasizes the quality and reliability of our Internet services and our responsiveness to customer needs and problems. The television commercials prompt customers to contact us by a telephone call to 1-800-Be-A-Geek. Television advertising also helps reinforce brand awareness.

         We reinforce the subscriber's purchase decision and stimulate referral business by sending the subscriber a welcome letter along with our start-up package. In addition, subscribers that refer others to our service receive Internet America "geek gear" which consists of t-shirts, caps, mugs, bags and other marketing material adorned with the Internet America logo.

INFRASTRUCTURE

         Our network provides subscribers with local dial-up access in all major metropolitan areas of Texas, as well as several smaller communities. Our systems and network infrastructure is designed to provide subscribers with reliability and speed. Reliability is achieved through redundancy in mission critical systems that minimizes the number of single points of failure. Speed is achieved through clustered systems, diverse network architecture, multi-peered Internet backbone connections and aggressive load balancing.

         Physical and Virtual POPs. Subscribers dial a local phone number and connect to one of our POPs, consisting of inbound telephone lines, modems and related computer equipment. The POPs are either facilities owned by Internet America or "Virtual POPs" owned by telecommunication companies. Virtual POP architecture allows us to provide local access services without deploying physical infrastructure. The benefits of this architecture include substantially reduced capital expenditures, lower operating costs and reduced exposure to technological obsolescence. In addition, when entering new markets, the Virtual POP architecture allows us to more precisely match capacity needs to actual sales in that market. As of June 30, 1999, approximately 90% of our customer base was serviced by Virtual POPs.

         The Virtual POP architecture enables subscribers to dial a local phone number and connect to a modem owned and housed by a telecommunications provider. The subscriber's data call is then routed across leased lines to our internal network. Unlike simply leasing network capacity from a third party provider, the Virtual POP architecture allows us to maintain substantial control over quality of service and capacity. Other regional and national ISPs commonly use leased network capacity, which can result in subscribers' Internet experiences being almost entirely outside of the ISP's control. In fact, utilizing a leased network may cause the subscriber to compete with subscribers of other ISPs for access and bandwidth. In contrast, our Virtual POP architecture uses private networks to carry subscriber data calls back to our network and application servers. In this manner, we maintain strict quality control over our subscribers' Internet experiences, leading to higher levels of customer satisfaction.

         Our Virtual POP architecture and user density business model allow us to quickly take advantage of emerging high-speed technologies such as xDSL, wireless and other Internet delivery methods. Leveraging a dense customer base should enable us to economically offer other emerging technologies, such as Internet telephony, particularly Voice Over Internet Protocol ("VoIP"), video and audio distribution and other high-bandwidth, low-latency technologies.

         Internal Network Infrastructure. Subscribers enter our network from either the physical POP or Virtual POP. Our primary internal network is designed to maximize sustained high-speed traffic (at rates of up to 100 million bits per second) and provide both resiliency to failure and redundancy. Our network's level of redundancy substantially reduces potential data loss and avoids congestion that is common with other network architectures.

         Our network incorporates safety features to separate internal data from external sources and provides protection against catastrophic network failure. Our facilities are powered by a computer controlled uninterruptible power supply that provides battery backup, surge protection and power conditioning. An automatic onsite diesel generator provides power for prolonged power outages.

         We also maintain a Network Operations Control Center ("NOCC") with a full-time staff. This continually staffed facility is responsible for monitoring the status of all networking facilities, components, applications and equipment deployed throughout our infrastructure. The NOCC is responsible for operational communications among our internal departments and is also responsible for communication with our external service providers. Sophisticated historical and statistical analysis software used in the NOCC provides data about the quality of service our subscribers are experiencing, as well as information to help control costs by purchasing additional bandwidth and services only when needed.

         We maintain our applications on a variety of systems from a number of vendors. The major applications, such as e-mail and news access services, utilize a network of servers which are connected directly to our internal network backbone and to our high-availability network file server. This direct connection minimizes the feedback time for subscribers accessing these applications. We deploy PC style hardware in clusters for distributing the load of other applications and providing fault-tolerance against application failure. These distributed applications are housed on low cost, easily obtainable components with minimal interdependency. Utilizing lower cost hardware has resulted in significantly reduced operations expense.

         Management Information Systems. Our MIS department uses a near real-time customer database, billing and flow-through fulfillment system. This system handles all customer contact and billing information for our dial-up access, Airnews.net and Airmail.net services. The system maintains access controls for the authentication servers and various applications. The system also creates customer invoices and automatically processes credit card charges and automatic check handling. We are currently transitioning to an integrated financial and information reporting system that will automate many additional functions and provide financial, marketing and management reports.

TECHNOLOGY AND DEVELOPMENT

         We continuously evaluate new technology and applications for possible introduction. In the fourth quarter of fiscal 1999, we deployed Expresslane DSL, a high-speed connectivity technology, in our established markets. Expresslane DSL uses existing twisted copper pair wire running from a local exchange carrier's central office to a subscriber's home or office to provide high-speed connectivity. We believe that we are well positioned to efficiently market and deploy our DSL product due to the high density of our subscriber base.

         High-speed connectivity is essential to the commercially viable deployment of new, value-added services such as Internet telephony, particularly VoIP, video and audio programming distribution and other high-bandwidth, low-latency applications. Again, we believe that our user density business model is particularly well suited to the marketing and deployment of these services.

PROPRIETARY RIGHTS

         General. We believe that our success is more dependent upon technical, marketing and customer service expertise than upon our proprietary rights. However, our success and ability to compete are dependent in part upon proprietary rights. We rely on a combination of copyright, trademark and trade secret laws. "Internet America" and "1-800-Be-A-Geek" are registered service marks of Internet America. Service mark applications are pending for the registration of "Airnews.net," "Airmail.net," "Airweb.net," "Expresslane DSL," their respective logos and the Internet America logo.

         Licenses. We have obtained authorization to use the products of each manufacturer of software that we bundle in our front-end software product for Windows and Macintosh subscribers. The particular applications included in the Internet America start-up package have, when necessary, been licensed. We intend to maintain or negotiate renewals of all existing software licenses and authorizations as necessary. We may also want or need to license other applications in the future. Other applications included in the Internet America start-up package are shareware applications that we have obtained permission to distribute or that are from the public domain and are freely distributable.

COMPETITION

         The market for the provision of Internet access to individuals is extremely competitive and highly fragmented. There are no substantial barriers to entry, and we expect that competition will continue to intensify. We believe that the primary competitive factors determining success in this market are:

                  o        a reputation for reliability and service;

                  o        access speed;

                  o        effective customer support;

                  o        pricing;

                  o        access to capital;

                  o        creative marketing;

                  o        easy-to-use software; and

                  o        geographic coverage.

         Our current and prospective competitors include many large companies that have substantially greater market presence and financial, technical, marketing and other resources than we have. We currently compete or expect to compete with the following types of Internet access providers:

                  o        commercial online service providers, such as America
                           Online;

                  o national ISPs, such as MindSpring Enterprises, EarthLink Network and FlashNet Communications;

                  o        numerous regional and local ISPs;

                  o computer hardware and software companies, and other technology companies, such as IBM and Microsoft;

                  o national telecommunications providers, such as AT&T and Sprint;

                  o regional telecommunications providers, such as SBC Communications;

                  o        cable operators, such as Time Warner, Inc. and AT&T;

                  o        wireless communications companies;

                  o        satellite companies; and

                  o        nonprofit or educational Internet access providers.

         We believe that new competitors, including large computer hardware and software, media and telecommunications companies, will continue to enter the Internet services market. In addition, as consumer awareness of the Internet grows, existing competitors are likely to further increase their emphasis on Internet access services, resulting in even greater competition. The ability of these competitors or others to enter into business combinations, strategic alliances or joint ventures or to bundle services and products with Internet access could put us at a significant competitive disadvantage.

         All of the major long-distance companies offer Internet access services and compete with us. Local exchange carriers, including regional Bell operating companies and competitive local exchange carriers, have also entered the ISP market. We believe long-distance and local carriers are moving toward horizontal integration through acquisitions of, and joint ventures with, ISPs. Accordingly, we expect to experience increased competition from the traditional telecommunications carriers for both customers and potential acquisitions. Many of these telecommunications carriers have greater coverage and market presence, as well as substantial financial, technical and marketing resources. These telecommunications providers may have the ability to bundle Internet access with basic local and long-distance voice services. This bundling of services may make it difficult for us to compete effectively and may cause us to lower our prices.

          We expect to face competition in the future from companies that provide connections to consumers' homes, including national and regional telecommunications providers, cable companies, electric utility companies and terrestrial and satellite wireless communications companies. For example, cable television operators offer Internet access through their cable facilities at significantly faster rates than existing analog modem speeds. These companies include Internet access in the basic bundle of services, or offer such access for a nominal additional charge, and could prevent us from delivering Internet access through wire and cable connections owned by these competitors. This could negatively affect our business, financial condition and results of operations.

         To date, the Federal Communications Commission ("FCC") has not elected to force cable television companies to give ISPs access to their broadband facilities, though a few local governments have voted to impose such a requirement. Our ability to compete with cable television companies may depend on future legislation or regulations guaranteeing open access to their broadband networks.

GOVERNMENT REGULATION

         We provide Internet access through transmissions over public telephone lines. These transmissions are governed by state and federal regulatory policies establishing charges and terms for communications. We are not currently subject to direct regulation by the FCC or any other agency, other than regulations applicable to businesses generally. In a report to Congress adopted on April 10, 1998, the FCC reaffirmed that Internet access providers should be classified as unregulated "information service providers" rather than regulated "telecommunications providers" under the terms of the 1996 Telecommunications Act. This finding is important because it means that we are not subject to regulations that apply to telephone companies and similar carriers. In addition, we are not required to contribute to the universal service fund, which subsidizes telephone service for rural and low income consumers and supports Internet access among schools and libraries. The FCC action may also discourage states from regulating Internet access providers as telecommunications carriers or imposing similar subsidy obligations.

         Nevertheless, Internet-related regulatory policies are continuing to develop, and it is possible that we could be exposed to regulation in the future. For example, in the same report to Congress, the FCC stated its intention to consider whether to regulate voice and fax telephony services provided over the Internet as "telecommunications" even though Internet access itself would not be regulated. The FCC is also considering whether such Internet-based telephone services should be subject to the universal service support obligations discussed above, or should pay carrier access charges on the same basis as traditional telecommunications companies. Access charges are assessed by local telephone companies to long distance companies for the use of the local telephone network to originate and terminate long distance calls, generally on a per-minute basis. Access charges have been a matter of continuing dispute, with long distance companies asserting that the rates are substantially in excess of cost and local telephone companies arguing that access rates are justified to subsidize below-cost local telephone rates to end users and other purposes. Both local and long distance companies, however, contend that Internet-based telephony should be subject to these charges. We do not offer telephony services currently, and so we are not directly affected by these policies. If we offer telephony in the future, we may be affected by these issues. Additionally, we cannot predict whether these debates will cause the FCC to reconsider its current policy of not regulating Internet access providers.

         In a Notice of Proposed Rulemaking Adopted on August 6, 1998, the FCC proposed that if an incumbent local exchange carrier ("LEC") established a separate affiliate to pursue the deployment of advanced telecommunications services such as xDSL and that affiliate interconnected with the LEC's network on the same terms and conditions as the LEC's competitors did, then the affiliate would not be subject to the unbundling requirement that applied to the LEC. If the FCC ultimately adopts this proposal or similar proposals, our access to xDSL and other high-speed data transmission methods could be curtailed. This could have a material adverse effect on our business, financial condition and results of operations.

         Currently, our services are subject to Texas state sales taxes at a rate of 8.25% of gross receipts. Accordingly, we are responsible for collecting and remitting the taxes to the state. Due to new Texas sales tax statutes, effective on October 1, 1999, the first $25 per month of the Internet access service fee collected from each customer is exempt from sales taxes.

         Due to the increasing popularity and use of the Internet, it is possible that additional federal, state or other laws and regulations may be adopted with respect to the Internet, covering issues such as content, privacy, pricing, encryption standards, consumer protection, electronic commerce, taxation, copyright infringement and other intellectual property issues. We cannot predict the impact, if any, that future regulatory changes or developments may have on our business, financial condition and results of operations. Changes in the regulatory environment relating to the Internet access industry, including regulatory changes that directly or indirectly affect telecommunication costs or increase the likelihood or scope of competition from regional telephone companies or others, could have a material adverse effect on our business, financial condition and results of operations.

EMPLOYEES

         As of June 30, 1999, we employed approximately 190 people, which includes 90 customer care employees. We anticipate that the development of our business will require that we hire additional employees.

None of our current employees are represented by a labor organization, and we consider employee relations to be good.

PROPERTIES

         Our corporate headquarters are located in downtown Dallas at One Dallas Center, 350 N. St. Paul, Suite 3000, where all executive functions exist and substantially all systems, sales and technical support functions exist. We lease approximately 31,000 square feet in Dallas, Texas under multiple leases that terminate November 1, 2001, and we lease approximately 10,400 square feet in Houston, Texas under a lease that terminates in February 2003. We also lease small equipment room facilities for each of our other physical POPs in Texas and Louisiana. We do not own any real estate. We believe that all of our facilities are adequately maintained and suitable for their present use.

LEGAL PROCEEDINGS

         We are not involved in any material pending legal proceedings.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

         Our Common Stock began trading on the Nasdaq National Market System on December 10, 1998 under the symbol "GEEK." Before that date, there was no established public trading market for our Common Stock. The following table shows for the period indicated the high and low sales prices per share of the Common Stock as reported by the Nasdaq National Market System:

                                                                    High          Low
                                                                 -----------  -----------
Fiscal Year Ended June 30, 1999:
   Second Quarter (beginning December 10, 1998)                  $     61.00  $     11.50
   Third Quarter                                                 $     44.00  $     22.38
   Fourth Quarter                                                $     35.00  $     15.00

Fiscal Year Ending June 30, 2000:
   First Quarter                                                 $     22.25  $     11.69

         On September 10, 1999, the last trading day prior to the public announcement of the Merger Agreement, the high and low sale prices per share of our Common Stock as reported on the Nasdaq National Market System were $14.75 and $12.50, respectively. The last reported sale price of our Common Stock on the Nasdaq National Market System on September 10, 1999 was $13.25 per share. At September 15, 1999, there were 157 holders of record of our common stock.

         We have neither declared nor paid any cash dividends on our capital stock and do not anticipate paying cash dividends in the foreseeable future. Our current policy is to retain any earnings in order to finance the expansion of our operations. Our Board of Directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

         Internet America is an ISP that provides a wide array of Internet services tailored to meet the needs of individual and business subscribers. We afford our subscribers a high quality Internet experience with fast, reliable service and responsive customer care.

         The rapid growth of the Internet has resulted in increased competition for existing services and increased demand for new products and services. Increases in demand and a surge in Internet users has fostered an increase in the number of ISPs providing access to the Internet. Our competitors have begun to advertise in our existing markets with aggressive new promotions. We believe that we are well positioned to deal with these competitive forces by continuing to build high user density and maintaining a rational business plan.

         Rapid growth and high user density are the cornerstones of our business strategy. We will continue to pursue an ambitious growth strategy, but in a controlled and rational manner. Our goal is to rapidly create user density in specific regions with a view towards positive EBITDA (earnings before interest, taxes, depreciation and amortization) in the near term and sustained profitability for the long term. We do not intend to add subscribers at any cost using promotions or strategic alliances based on questionable economics.

         Recent technological developments have allowed for the propagation of broadband, a transmission medium that can carry numerous voice, video and data channels simultaneously. The emergence of low-cost broadband solutions will significantly impact the ability of many ISPs to compete. We are committed to being a leader in offering high-speed connectivity to individuals and businesses. We began offering aDSL (asymmetric Digital Subscriber Line) high-speed connectivity in the fourth quarter of fiscal 1999. High-speed connectivity is essential to the commercially viable deployment of new, value-added services such as Internet telephony, particularly VoIP, video and audio programming distribution and other high-bandwidth applications. We believe that we are well positioned to efficiently market and deploy our DSL product due to the high density of our subscriber base. Broadband revenue is not expected to be material to total revenue for several quarters, but management believes that rapid growth will occur as more high-speed applications are developed and made commercially available.

         The emergence of broadband is also expected to have a major impact on how businesses use the Internet. Our business services revenue totaled 11.6% of total revenues for the fiscal year ending June 30, 1999. We anticipate that our percentage of business services revenue will increase as we acquire other ISPs with significant business customers and concentrate more of our marketing efforts on emerging applications for small to mid-size businesses.

         Given the increased level of competition in the industry for new subscribers, we will be more selective with regard to investing in direct response advertising, and we will place more emphasis on our acquisition strategy. We plan to concentrate our direct response advertising more heavily in markets where we have established branding than in new markets. We have found that the most effective way to initially penetrate new markets is through an aggressive acquisition strategy. Management believes that the level of consolidation in the industry will escalate, and that a viable acquisition strategy is the most efficient way to rapidly build market share.

         The execution of our acquisition strategy will cause an increase in our amortization expense as the cost of purchasing the subscriber bases are written off. In the coming fiscal years we expect to report net losses, primarily due to amortization expense, while generating positive EBITDA. There can be no assurance that we will be able to achieve or sustain net income in the future.

         We expect general and administrative costs to increase to support our growth. Connectivity costs will increase after acquisitions as a percentage of revenue, since there is some duplication of inbound telephone connectivity and Internet connectivity during the transition period. However, we believe we can quickly transition even sizable acquisitions and realize connectivity and networking economies of scale within two quarters of the acquisition.

         We have increased our subscriber base from 61,600 at June 30, 1998, to 100,000 at June 30, 1999. We have achieved this growth by direct marketing to consumers and by three acquisitions. During the fiscal year, we expanded marketing activities into six new markets, continuing to implement our user density strategy of achieving a critical mass of subscribers in targeted regions.

         We have an accumulated deficit of $12.7 million at June 30, 1999, and have had annual operating losses since inception as a result of building network infrastructure and rapidly increasing market share. Since our initial public offering in December 1998, we have committed substantial resources to marketing and acquisition efforts, resulting in operating cash outflows of approximately $1.2 million and the cash purchase of NeoSoft totaling approximately $8 million.

RECENT ACQUISITIONS

         Upon completing our initial public offering in December 1998, we quickly began executing our growth strategy, completing two acquisitions in the third fiscal quarter (CompuNet, Inc. and CyberRamp, L.L.C.) and one acquisition in the fourth quarter (NeoSoft, Inc.). These acquisitions enabled us to rapidly expand our market share in our existing markets. The combinations with CompuNet and CyberRamp were accounted for as poolings of interests and the acquisition of NeoSoft was accounted for as a purchase.

          The acquisition of all the issued and outstanding securities of NeoSoft occurred on June 30, 1999. The purchase price, including closing costs, was $8.3 million. Assets of NeoSoft include approximately 9,500 individual and corporate Internet access and web hosting accounts. We also acquired various assets used in servicing those accounts, including a customer support and network operations facility in Houston and a network operations facility in New Orleans. We added approximately 35 new employees with the acquisition of NeoSoft.

STATEMENT OF OPERATIONS

         Access revenues are derived primarily from individual dial-up Internet access, whether analog or ISDN, and value-added services, such as multiple e-mail boxes and personalized e-mail addresses. Business services revenues are derived primarily from dedicated connectivity, bulk dial-up access and Web services.

         A brief description of each element of our operating expenses follows:

                  Connectivity and operations expenses consist primarily of setup costs for new subscribers, telecommunication costs and wages of network operations and customer support personnel. Connectivity costs include (i) fees paid to telephone companies for subscribers' dial-up connections to our network and (ii) fees paid to backbone providers for connections from our network to the Internet.

                  Sales and marketing expenses consist primarily of creative, media and production costs, and call center employee wages. These expenses include the cost of our television and billboard campaigns and other advertising. Advertising costs are expensed as incurred.

                  General and administrative expenses consist primarily of accounting and administrative wages, professional services, rent and other general business expenses.

                  Depreciation is computed using the straight line method over the estimated useful life of the assets. Our data communications equipment, computers, data server and office equipment are depreciated over three years. We depreciate our furniture, fixtures and leasehold improvements over five years. Acquisition costs are allocated among acquired subscriber bases and goodwill, both of which are amortized over three years.

         Our business is not subject to any significant seasonal influences.

RESULTS OF OPERATIONS

         The following table shows financial data for the years ended June 30, 1999 and 1998. All amounts have been restated to reflect the poolings of interests with CompuNet and CyberRamp. Operating results for any period are not necessarily indicative of results for any future period. Dollar amounts are shown in thousands (except per share data).


                                                                 YEAR ENDED                            YEAR ENDED
                                                               JUNE 30 , 1999                        JUNE 30, 1998
                                                       ------------------------------       ------------------------------
                                                                            % of                                  % of
                                                          (000's)          Revenue             (000's)          Revenue
                                                       ------------      ------------       ------------      ------------
STATEMENT OF OPERATIONS DATA:

Revenue:
     Access ......................................     $     15,912              87.8%      $     12,118              86.1%
     Business services ...........................            2,098              11.6              1,919              13.6
     Other .......................................              109               0.6                 41               0.3
                                                       ------------      ------------       ------------      ------------
         Total ...................................           18,119             100.0             14,078             100.0
                                                       ------------      ------------       ------------      ------------
Operating costs and expenses:
     Connectivity and operations .................            8,801              48.6              7,418              52.7
     Sales and marketing .........................            6,045              33.4              1,925              13.7
     General and administrative ..................            4,245              23.4              2,948              20.9
     Depreciation and amortization ...............            1,685               9.3              1,739              12.4
                                                       ------------      ------------       ------------      ------------
         Total ...................................           20,776             114.7             14,030              99.7
                                                       ------------      ------------       ------------      ------------

Operating income (loss) ..........................           (2,657)            (14.7)                48               0.3
Interest income (expense), net ...................              185               1.0               (670)             (4.8)
                                                       ------------      ------------       ------------      ------------

Loss before income tax ...........................           (2,472)            (13.6)              (622)             (4.4)
Income tax benefit (expense) .....................                8               0.0                (24)             (0.2)
                                                       ------------      ------------       ------------      ------------

Net loss .........................................     $     (2,464)            (13.6)%     $       (646)             (4.6)%
                                                       ============      ============       ============      ============

Net loss per common share:
     Basic .......................................     $      (0.45)                        $      (0.16)
                                                       ============                         ============
     Diluted .....................................     $      (0.45)                        $      (0.16)
                                                       ============                         ============

Weighted average common shares outstanding:
     Basic .......................................        5,533,670                            3,914,856
     Diluted .....................................        5,533,670                            3,914,856

                                                                 Year Ended          Year Ended
                                                                June 30, 1999       June 30, 1998
                                                                -------------       -------------
OTHER DATA:
Subscribers at end of period.................................      100,000              61,600
Number of employees at end of year...........................          190                  90
EBITDA (1)...................................................    $    (971)           $  1,787
EBITDA margin (1)............................................         (5.4)%              12.7%

CASH FLOW DATA:
Cash flow from (used in) operations..........................    $    (659)           $  2,025
Cash flow used in investing activities.......................    $ (11,366)           $   (897)
Cash flow from (used in) financing activities................    $  17,253            $   (531)


1) EBITDA (earnings before interest, taxes, depreciation and amortization) consists of revenue less connectivity and operating expense, sales and marketing expense and general and administrative expense. EBITDA is provided because it is a measure commonly used by investors to analyze and compare companies on the basis of operating performance. EBITDA is presented to enhance an understanding of our operating results and is not intended to represent cash flows or results of operations in accordance with GAAP for the periods indicated. EBITDA is not a measurement under GAAP and is not necessarily comparable with similarly titled measures for other companies. EBITDA margin represents EBITDA as a percentage of total revenue.

YEAR ENDED JUNE 30, 1999 COMPARED TO JUNE 30, 1998

         Total revenue. Total revenue increased by $4.0 million, or 28.7%, to $18.1 million in fiscal 1999 from $14.1 million in fiscal 1998. The majority of the increase in total revenue is attributable to the increase in access revenue of $3.8 million, or 31.3%, to $15.9 million in fiscal 1999 from $12.1 million in the prior year. The increase in access revenue is attributable to an increase in the number of subscribers from 61,600 at June 30, 1998, to 100,000 at June 30, 1999. Business services revenue increased by $178,000, or 9.3%, to $2.1 million for fiscal 1999 from $1.9 million for the prior year. This increase is due to increased fees associated with an increase in the number of business services subscribers for a large range of products, including high speed connectivity and web hosting services. We anticipate that business services revenue will increase as a percentage of total revenue as an increasing number of businesses are finding uses for Internet services. We will begin marketing our Expresslane DSL products to businesses in the coming year, as well as leveraging the higher business services mix of NeoSoft and other recent acquisitions. Other revenue increased by $68,000, or 165%, to $109,000 for the current year from $41,000 for the prior year. The increase in other revenue is primarily due to the increased advertising revenue generated from our web site.

         Connectivity and operations. Connectivity and operations expenses increased by $1.4 million, or 18.6%, to $8.8 million for fiscal 1999 from $7.4 million for fiscal 1998. As a percentage of total revenue, connectivity and operations expenses decreased to 48.6% for the current year from 52.7% for the previous year. The decrease as a percentage of revenue is primarily due to cost efficiencies achieved for wages and connectivity resulting from greater user density in existing markets.

         Sales and marketing. Sales and marketing expenses increased by $4.1 million, or 214%, to $6.0 million for fiscal 1999 from $1.9 million for the prior year. This increase is due to continued marketing efforts in our existing markets and entry into six new markets during the second and third quarters of fiscal 1999. Total sales and marketing expenses of $6.0 million for fiscal 1999 included $4.8 million in television and billboard advertising. Approximately half of this television, print and billboard advertising was expended in new markets. We expect that television and billboard advertising will decline as a percentage of total revenue in the coming fiscal year as we place more emphasis on alternative media for broadband services for businesses and scale back advertising in new markets until we obtain a strategic number of customers in these markets from acquisitions.

         General and administrative. General and administrative expenses increased by $1.3 million, or 44.0%, to $4.2 million for fiscal 1999 from $2.9 million for fiscal 1998. General and administrative expenses as a percentage of total revenue increased to 23.4% in fiscal 1999 from 20.9% in the prior year, primarily due to professional service fees associated with the combinations with CompuNet and CyberRamp and with administrative support related to our growth strategy.

         Depreciation and amortization. Depreciation and amortization expense decreased by $54,000, or 3.1%, to $1.7 million for fiscal 1999 from $1.7 million for fiscal 1998. This decrease is due to computer and systems equipment that was purchased more than three years ago and is therefore fully depreciated. Depreciation expense is expected to increase in the coming fiscal year due to the addition of broadband facilities and upgrades to our news servers. Amortization expense will increase substantially due to future amortization of intangible costs related to the purchase of NeoSoft and possible future acquisitions.

         Interest income. We realized $405,000 of interest income for fiscal 1999, generated from the investment of proceeds from our December 1998 initial public offering. We had no interest income for the fiscal year ended June 30, 1998.

         Interest expense. Interest expense decreased by $450,000, or 67.1%, to $220,000 for fiscal 1999 from $670,000 for the prior year. Upon completion of our initial public offering, we repaid substantially all outstanding indebtedness, resulting in a reduction in interest expense during the period.

LIQUIDITY AND CAPITAL RESOURCES

         We have financed our operations to date primarily through (i) public and private sales of equity securities, (ii) loans from shareholders and third parties and (iii) cash flows from operations. We completed an initial public offering in December 1998, issuing 1,700,000 shares of Common Stock at a price of $13 per share. The proceeds to us of the offering were approximately $19.8 million, net of underwriting discounts and expenses. Upon completion of the offering, we repaid the remaining balances of shareholder notes and related accrued interest which totaled $1.4 million. In addition, we repaid certain other notes and capital lease obligations totaling $625,000.

         Cash used in operations totaled $1.9 million for fiscal 1999. During fiscal 1999, we incurred $6.0 million in sales and marketing expenses, including $4.8 million in television and billboard advertising. Additionally, cash used in operations included approximately $300,000 in acquisition related expenses relating to the combinations with CompuNet and CyberRamp. During fiscal 1998, cash provided by operations was $2.0 million, resulting primarily from more modest advertising expenses.

         Cash used in investing activities was $11.2 million for fiscal 1999, and consisted of $8.3 million related to the purchase of NeoSoft, Inc. on June 30, 1999, and $3.4 million related to routine purchases of property and equipment to maintain network reliability.

         For fiscal 1999, cash provided by financing activities totaled $16.9 million, which consisted of proceeds from the initial public offering of approximately $19.8 million and proceeds from the exercise of stock options by option holders, less payments of $4.0 million to service and retire shareholder notes, long-term obligations and capital lease obligations.

         Cash on hand as of June 30, 1999 was $5.8 million, after considering the $8.3 million cash outlay for the NeoSoft acquisition on that date. We estimate that cash on hand will be sufficient for meeting our working capital needs for fiscal 2000 with regard to continuing operations in existing markets. Additional financing will be required to fund expansion through acquisitions and marketing.

         The availability of additional capital from public debt and equity markets is currently limited due to a decline in stock prices for the entire Internet sector. We are currently in discussions with various lenders concerning a possible credit facility, but there can be no assurance that we will enter into any facility, and if so, on what terms. In addition, we are currently investigating capital financing arrangements to help fund a portion of equipment purchases during the coming year which are estimated to total approximately $1.1 million. There can be no assurance that we will enter into any such capital equipment financing, and if so, on what terms.

         If additional capital financing arrangements, including public or private sales of debt or equity securities, or additional borrowings from commercial banks, are insufficient or unavailable, or if we experience shortfalls in anticipated revenues or increases in anticipated expenses, we will have to modify our operations and growth strategies to match available funding. In such case, it is likely that our advertising expenditures would be downscaled to a level where positive cash flows are generated from operations. We have no long term advertising commitments, and our scheduled television commercials may be cancelled with less than two weeks notice.

YEAR 2000

         The Year 2000 issue relates to computer programs that use two digits rather than four digits to define an applicable year. Software may recognize a date as the year 1900 rather than the year 2000, which could result in system failures or miscalculations, causing disruptions of operations. This could cause a temporary inability to process transactions, send invoices, route our subscribers' Internet traffic or engage in similar normal business activities.

         We have developed a Year 2000 Plan (the "Plan") which is designed to address Year 2000 issues so that we will be prepared for any problems arising from the arrival of the Year 2000. The Plan covers: (i) internally developed and vendor supplied software products which are provided to our subscribers; (ii) network software and hardware, including routing and server components and telephony systems; (iii) network operations and network support systems; (iv) software and hardware components used by our customer care and sales departments; and (v) other office infrastructure components. Additionally, the Plan is designed to identify and assess our third party network service providers and major vendors ("Third Party Systems") in order to develop and implement action and contingency plans where appropriate in connection with these Third Party Systems.

         For the internal systems described above, the Plan requires that we

         1) investigate our internal software and hardware components in order to assess the current state of Year 2000 readiness,

         2) prepare an evaluation of the resources necessary to upgrade our components to become Year 2000 ready,

         3) develop and execute action plans to procure the necessary resources and implement fixes to the problems that exist,

         4)       re-evaluate the upgraded components, and

         5)       repeat steps 2 through 4, if necessary.

         For our Third Party Systems, the plan requires that we

         1) investigate the products and services provided by Third Party Systems in order to assess the current state of Year 2000 readiness with respect to these external suppliers, including a survey of the publicly available statements issued by vendors of those systems,

         2) inquire of our Third Party Systems as to their plans to remedy any issues outstanding relating to Year 2000 issues,

         3) evaluate alternatives to existing Third Party Systems relationships in cases where Year 2000 readiness is questionable, and

         4)       take the appropriate steps to become Year 2000 ready.

In addition to the preparation work on both internal and external systems, the Plan also details contingency plans which are designed to deal with unanticipated Year 2000 issues, should they arise.

State of Readiness

         We supply our subscribers with a software package that, among other things, allows subscribers to access our services. The software package consists of internally developed software which is bundled with third party software (collectively, the "Installation Package"). We believe that the current version of our software package is Year 2000 ready. In addition, we believe that substantially all of our customer base is presently using a version of the Installation Package that is Year 2000 ready.

         Our network components consist primarily of routers and servers. Routers function as network traffic coordinators and determine the paths that individual packets of data will take to get from point A to point B. The primary component of router functionality is the software which manages the data traffic. We believe that the current version of the software within the routers is Year 2000 ready. Servers act as the processing centers for the management of information. Our servers, generally, utilize the UNIX operating system or internally developed systems, all of which we believe are currently Year 2000 ready. We have recently upgraded the software components of our telephone system, which manages all inbound and outbound phone and fax capabilities and which we believe is currently Year 2000 ready.

         Our NOCC monitors the internal and external network operations using specialized software provided by Third Party Systems. We are currently in the evaluation phase of the Plan for network operations software and we do not anticipate any significant issues in making this software Year 2000 ready.

         Our customer care and sales departments utilize standardized desktop computers to interact with our internal data systems. We do not believe that significant issues exist relating to our customer care and sales departments' systems. Other office infrastructure includes, among others, our administrative computer systems, fax machines and copiers. We do not expect significant Year 2000 issues to exist with these devices.

Costs

         We have incurred expenses of approximately $50,000 in connection with the implementation of the Plan. We estimate that an additional $40,000 to $50,000 will be incurred through the remainder of the execution of the Plan.

Risks

         Our failure to correct a material Year 2000 problem could result in a complete failure or degradation of the performance of our network or other systems, including the disruption of operations, a temporary inability to process transactions, send invoices or engage in similar normal business activities. Presently, however, we believe that our most reasonably likely worst case scenario related to the Year 2000 is associated with potential concerns with third party services. Specifically, we are heavily dependent on a significant number of third party vendors to provide network services. A significant Year 2000-related disruption of the network services provided by Third Party Systems could cause subscribers to seek alternative providers or cause an unmanageable burden on operations, liquidity and financial condition. We are not presently aware of any Third Party Systems issue that is likely to result in such a disruption. Although there is inherent uncertainty in the Year 2000 issue, we expect that as we progress with the Plan, the level of uncertainty about the impact of the Year 2000 issue will be reduced and we should be better positioned to identify the nature and extent of material risk as a result of any Year 2000 disruptions.

Contingency Plans

         Due to the current stage of our Plan, we are currently unable to fully assess our risks and determine what contingency plans, if any, need to be implemented. As we progress with our Plan and identify specific risks areas, we intend to timely implement appropriate remedial actions and contingency plans.

         The estimates and conclusions herein contain forward-looking statements and are based on our best estimates of future events. Our expectations about risks, future costs and the timely completion of our Year 2000 efforts are subject to uncertainties that could cause actual results to differ materially from what has been discussed above. Factors that could influence risks, amount of future costs and the effective timing of remediation efforts include our success in identifying and correcting potential Year 2000 issues and the ability of Third Party Systems to appropriately address their Year 2000 issues.

DIRECTOR AND EXECUTIVE COMPENSATION

         Upon consummation of our initial public offering in December 1998, directors who were not also our employees ("Independent Directors") received an annual retainer upon election to the Board of $6,000 (pro rata for existing Independent Directors for the first partial year) and an additional $750 for each Board meeting attended. All of our directors are reimbursed for travel, lodging and other out-of-pocket expenses in connection with their attendance at Board and committee meetings. Each Independent Director, upon election to the Board will receive a nonqualified option to purchase 22,500 shares of Common Stock (which will be immediately exercisable), and following the first anniversary of his election to the Board, and only if such Independent Director continues to be a member of the Board, such director will receive a nonqualified option to purchase 20,000 shares of Common Stock (with such options vesting 25% annually, commencing on the date of issuance and continuing on the first, second and third anniversaries of the date of issuance, subject to such director's continued status as a member of to the Board, and further subject to the terms and provisions of the 1998 Nonqualified Stock Option Plan). Each Independent Director holding office at the time of consummation of our initial public offering received such options as if he had been initially elected as of such date. All other options issued to Independent Directors will be issued pursuant to the 1998 Nonqualified Stock Option Plan.

         On April 20, 1999, we entered into a Consulting Agreement with Mr. Corona, one of our directors, as an independent contractor for his services in identifying and contacting potential acquisition candidates for us, as well as such other advisory and management services as our Chief Executive Officer may request from time-to-time. The Consulting Agreement is for a term of four years, but may be terminated by either party upon thirty days prior written notice. As compensation under the Consulting Agreement, we granted Mr. Corona an option to purchase 75,000 shares of our Common Stock at an exercise price of $25.00 per share. In addition, we agreed to reimburse Mr. Corona for all reasonable and necessary travel and other expenses incurred by him in performing his duties under the Consulting Agreement.

         Also on April 20, 1999, we entered into a letter agreement with Carl Westcott LLC by which we retained Carl Westcott LLC as our non-exclusive financial advisor. Messrs. Smith and Corona, two of our directors, are employed by Carl Westcott LLC. Under the letter agreement, Carl Westcott LLC assists us in identifying and contacting potential acquisition or business combination candidates, evaluates and values such candidate businesses, assists in structuring transaction proposals, develops strategies for successful consummation of transactions, analyzes the economic effects to us of a transaction, assists in the negotiation of transaction proposals and preparation of documents, assists in the due diligence process and completes other matters related to closing such transactions. As compensation for rendering such services, we pay Carl Westcott LLC a fee equal to two percent of the estimated annual revenue, for the twelve months after a closing, of a company acquired by us due to Carl Westcott LLC's performance of services under the letter agreement; provided, however, that in no event is such fee for any acquisition less than $25,000 nor more than $75,000. We also agreed to reimburse Carl Westcott LLC for all reasonable expenses, and agreed to indemnify Carl Westcott LLC for damages relating to any transaction contemplated by the engagement of Carl Westcott LLC under the letter agreement. The letter agreement is effective until terminated by either party upon thirty days written notice.

SUMMARY COMPENSATION TABLE

         The following table sets forth the information regarding compensation paid (on an annualized basis) for the Named Executive Officers for the periods indicated. No other executive officers were compensated over $100,000 in fiscal 1999.


                                                                                                 LONG TERM
                                                            ANNUAL COMPENSATION                COMPENSATION
                                                            -------------------                ------------
                                                                                                SECURITIES
                                                                       OTHER ANNUAL              UNDERLYING
     NAME AND PRINCIPAL POSITION           YEAR          SALARY        COMPENSATION               OPTION
     ---------------------------           ----          ------        ------------            -------------
Michael T.  Maples,                       1999           $115,400             --                    --
  Chief Executive Officer...........      1998            108,333             --                 157,500(1)

Douglas L.  Davis,                        1999            119,200             --                    --
  Chief Operating Officer ..........      1998            110,000             --                     -

--------------------

(1) Mr. Maples was granted an option to purchase 157,500 shares of Common Stock at an exercise price of $1.67 per share on March 24, 1998.

OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the information regarding the value of stock options outstanding at June 30, 1999 held by each of the Named Executive Officers. No stock options were exercised by the Named Executive Officers in fiscal 1999. There have been no option grants to the Named Executive Officers during the last fiscal year.


                                       NUMBER OF SECURITIES                         VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED                        IN-THE-MONEY OPTIONS
                                       OPTIONS AT FY END(#)                           AT FY END ($)(1)
                            ----------------------------------------------------------------------------------
      NAME                     EXERCISABLE          UNEXERCISABLE          EXERCISABLE           UNEXERCISABLE
----------------------      ----------------------------------------------------------------------------------
Michael T. Maples                 67,500                157,500             $1,161,675            $ 2,710,575
Douglas L.  Davis                112,500                     --              1,936,125                     --

-----------------

(1) The value of the options is based on the difference between the option exercise price of $1.67 per share for all options and $18.88 (which was the closing sales price per share of the Common Stock on June 30, 1999 as reported on Nasdaq) multiplied by the number of shares of Common Stock underlying the option.


                               DESCRIPTION OF PDQ

BUSINESS

         PDQ is the largest Houston-based ISP serving the Houston metropolitan area. PDQ offers a full range of Internet service to individuals and corporate and institutional customers. PDQ's services include home dial-up and DSL service, corporate connectivity, Web hosting, Web site design and network consulting. As of June 30, 1999, PDQ had approximately 40,400 subscribers, which represents an estimated 10% of the total market of Houston area Internet users.

         Founded in 1996, PDQ acquired its initial customer base from Houston-based Cybersim Systems, Inc. ("Cybersim") through an acquisition in January 1997. PDQ completed several additional acquisitions during 1998, as well as an April 1999 merger with Entrepreneurial Information Systems, Inc. ("Entech"), a full-service, commercial ISP that serves Houston's small to mid-size business community. PDQ's principal executive offices are located at 20 East Greenway, Suite 600, Houston, Texas 77046, and its telephone number at that office is (713) 830-3100. PDQ's World Wide Web home page is at http://www.pdq.net.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

         There is no public trading market for PDQ's common stock, par value $0.01 per share. At September 15, 1999, there were 25 holders of record of PDQ's common stock, of which 6,517,923 shares were issued and outstanding. PDQ has neither declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. PDQ's current policy is to retain any earnings in order to finance the expansion of its operations. The Merger Agreement restricts PDQ from paying dividends prior to closing.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

         PDQ is a privately-held, Texas-based ISP serving the Houston, Texas metropolitan area. As of June 30, 1999, PDQ served approximately 40,400 individual and corporate subscribers. PDQ believes that its Houston subscriber base represents an estimated 10% of the total market of Houston area Internet users.

         PDQ has experienced rapid growth since the last quarter of fiscal 1998 by aggressive marketing and through its acquisition strategy. PDQ's initial 500 subscribers were acquired from Cybersim in January 1997, and during 1998, PDQ acquired several small customer bases. In April 1999, PDQ acquired Entech, a Houston-based ISP. The combination with Entech has provided a solid base of corporate customers, corporate services capabilities, and high levels of technical expertise, allowing PDQ to increase its ability to service the expanding business market.

RECENT ACQUISITIONS

         On April 2, 1999, PDQ acquired Entech in a business combination accounted for as a purchase. The purchase price of $412,208 exceeded the fair value of the net assets of Entech by $23,385, which will be amortized on the straight line method over four years. The results of operations of Entech are included with the results of PDQ from April 2, 1999.

STATEMENT OF OPERATIONS

         Access revenues are derived primarily from individual dial-up Internet access, whether analog or ISDN, and value-added services, such as multiple e-mail boxes and personalized e-mail addresses. Business services revenues are derived primarily from dedicated connectivity, bulk dial-up access and Web services.

         A brief description of each element of PDQ's operating expenses follows:

                  Connectivity and operations expenses consist primarily of setup costs for new subscribers, telecommunication costs and wages of network operations and customer support personnel. Connectivity costs include (i) fees paid to telephone companies for subscribers' dial-up connections to PDQ's network and (ii) fees paid to backbone providers for connections from PDQ's network to the Internet.

                  Marketing expenses consist primarily of creative, media and production costs. These expenses include the cost of television and billboard campaigns and other advertising. Advertising costs are expensed as incurred.

                  General and administrative expenses consist primarily of accounting and administrative wages, professional services, rent and other general business expenses.

                  Depreciation is computed using the straight line method over the estimated useful life of the assets. PDQ's data communications equipment, computers and data server are depreciated over three to five years. PDQ depreciates its furniture, fixtures and leasehold improvements over four to seven years. Acquisition costs are allocated among various intangibles, including assembled workforce, acquired subscriber bases and goodwill. The amortization of these intangibles is based upon management's estimates of their useful lives ranging from one to fifteen years.

         PDQ's business is not subject to any significant seasonal influences.

RESULTS OF OPERATIONS

         The following table shows financial data of PDQ for the years ended December 31, 1998 and 1997. Operating results for any period are not necessarily indicative of results for any future period.


                                                                              YEAR ENDED                   YEAR ENDED
                                                                          DECEMBER 31, 1998            DECEMBER 31, 1997
                                                                     --------------------------- --------------------------
                                                                      Dollars in       % of        Dollars in       % of
                                                                         000's        Revenue         000's        Revenue
                                                                     ------------- ------------- --------------  ----------
STATEMENT OF OPERATIONS DATA:

Revenues:
     Access..................................................        $       4,338      95.9%    $        1,082      84.6%
     Business services.......................................                  186       4.1                197      15.4
                                                                     ------------- ---------     --------------    ------
         Total...............................................                4,524     100.0              1,279     100.0
                                                                     ------------- ---------     --------------   -------
Operating costs and expenses:
     Connectivity and operations.............................                2,491      55.1              1,013      79.2
     Sales and marketing.....................................                1,180      26.1                821      64.2
     General and administrative..............................                1,391      30.7                776      60.7
     Depreciation and amortization...........................                  113       2.5                 27       2.1
                                                                     ------------- ---------     --------------   -------
         Total...............................................                5,175     114.4              2,637     206.2
                                                                     ------------- ---------     --------------   -------

Operating loss...............................................                 (651)    (14.4)            (1,358)   (106.2)
Interest expense, net........................................                  (18)     (0.4)              -          0.0
                                                                     ------------- ---------     --------------   -------

Net loss.....................................................        $        (669)    (14.8)%   $       (1,358)   (106.2)%
                                                                     ============= =========     ==============   =======

OTHER DATA:
Subscribers at end of year...................................               30,239                       13,323
Number of employees at end of year...........................                  120                           71
EBITDA (1)...................................................        $        (538)               $      (1,331)
EBITDA margin (1)............................................                (11.9)%                     (104.1)%

-------------

1) EBITDA (earnings before interest, taxes, depreciation and amortization) consists of revenue less connectivity and operating expense, sales and marketing expense and general and administrative expense. EBITDA is provided because it is a measure commonly used by investors to analyze and compare companies on the basis of operating performance. EBITDA is presented to enhance an understanding of operating results and is not intended to represent cash flows or results of operations in accordance with generally accepted accounting principles (GAAP) for the periods indicated. EBITDA is not a measurement under GAAP and is not necessarily comparable with similarly titled measures for other companies. EBITDA margin represents EBITDA as a percentage of total revenue.

         Total revenue. Total revenue increased by $3.2 million, or 254%, to $4.5 million in 1998 from $1.3 million in 1997. The majority of the increase in total revenue is attributable to the increase in access revenue of $3.2 million, or 301%, to $4.3 million in 1998 from $1.1 million in the prior year. The increase in access revenues is attributable to an increase in the number of subscribers from 13,323 at December 31, 1997, to 30,239 at December 31, 1998. Business services revenue decreased by $11,000, or 6%, to $186,000 for fiscal 1998 from $197,000 for the prior year. This decrease is due to the strategic focus on the consumer business sector during the year. PDQ anticipates that the business services revenue will significantly increase due to the April 1999 merger with Entech, whose customer base is primarily business connectivity and services, as well as increased fees associated with an increase in the number of business services subscribers for a large range of products, including high speed connectivity and web hosting services.

         Connectivity and operations. Connectivity and operations expense increased by $1.5 million, or 146%, to $2.5 million for 1998 from $1.0 million for 1997. As a percentage of total revenue, connectivity and operations expenses decreased to 55.1% for 1998 from 79.2% for the previous year. The decrease as a percentage of revenue is primarily due to cost efficiencies achieved for wages and connectivity resulting from greater user density in existing markets.

         Sales and marketing. Sales and marketing expense increased by $360,000, or 44%, to $1.2 million for 1998 from $821,000 for the prior year. This increase is due to PDQ's continued marketing efforts in its existing markets. Total sales and marketing expenses of $1.2 million for 1998 included $677,000 in television, newsprint and billboard advertising.

         General and administrative. General and administrative expense increased by $616,000, or 79%, to $1.4 million for 1998 from $776,000 for 1997.
General and administrative expenses as a percentage of total revenue decreased to 30.8% in 1998 from 60.6% in the prior year, primarily due to cost savings arising from increases in user density in the Houston market.

         Depreciation and amortization. Depreciation and amortization expense increased by $85,000, or 312%, to $113,000 for 1998 from $27,000 for 1997.
Depreciation expense is expected to increase in the coming year due to the addition of broadband facilities and upgrades to servers. Amortization expense will increase substantially due to periodic write-offs of intangible costs related to the purchase of Entech.

         Interest expense. Interest expense increased to $18,300 for 1998 from $0 for the prior year. The increase was due to additional interest incurred on notes and capital leases executed during the year.

SIX MONTHS ENDED JUNE 30, 1999 COMPARED TO SIX MONTHS ENDED JUNE 30, 1998

         The following table shows financial data for the six months ended June 30, 1999 and 1998. Operating results for any period are not necessarily indicative of results for any future period.



                                                  SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1999                           JUNE 30, 1998
                                            -----------------------------            ----------------------------
                                                        (unaudited)                           (unaudited)
                                            Dollars in            % of               Dollars in             % of
                                              000's              Revenue               000's              Revenue
                                            ----------          ---------            ----------         ---------

STATEMENT OF OPERATIONS DATA:
Revenues:
     Access ......................          $  3,309                 81.2%           $  1,646                96.8%
     Business services ...........               758                 18.6                  55                 3.2
     Other .......................                10                  0.2                  --                 0.0
                                            --------            ---------            --------           ---------
         Total ...................             4,077                100.0               1,701               100.0
                                            --------            ---------            --------           ---------
Operating costs and expenses:
     Connectivity and operations .             2,298                 56.4               1,027                60.4
     Sales and marketing .........             1,018                 25.0                 523                30.7
     General and administrative ..             1,151                 28.2                 603                35.4
     Depreciation and amortization               182                  4.4                  20                 1.2
                                            --------            ---------            --------           ---------
         Total ...................             4,649                114.0               2,173               127.7
                                            --------            ---------            --------           ---------

Operating loss ...................              (572)               (14.0)               (472)              (27.7)
Interest expense, net ............               (13)                (0.3)                 (2)               (0.1)
                                            --------            ---------            --------           ---------

Loss before income tax ...........              (585)               (14.3)               (474)              (27.9)
Income tax expense ...............                --                  0.0                  --                 0.0
                                            --------            ---------            --------           ---------

Net loss .........................          $   (585)               (14.3)%          $   (474)              (27.9)%
                                            ========            =========            ========           =========

OTHER DATA:
Subscribers at end of period .....            40,394                                   21,371
Number of employees at end of
    period .......................               121                                       72
EBITDA (1) .......................          $   (390)                               $    (452)
EBITDA margin (1) ................              (9.6)%                                  (26.6)%

---------------

(1) EBITDA (earnings before interest, taxes, depreciation and amortization) consists of revenue less connectivity and operating expense, sales and marketing expense and general and administrative expense. EBITDA is provided because it is a measure commonly used by investors to analyze and compare companies on the basis of operating performance. EBITDA is presented to enhance an understanding of operating results and is not intended to represent cash flows or results of operations in accordance with GAAP for the periods indicated. EBITDA is not a measurement under GAAP and is not necessarily comparable with similarly titled measures for other companies. EBITDA margin represents EBITDA as a percentage of total revenue.

         Total revenue. Total revenue increased by $2.4 million, or 140%, to $4.1 million in the six month period ended June 30, 1999 from $1.7 million in the six month period ended June 30, 1998. The majority of the increase in total revenue is attributable to the increase in access revenue of $1.7 million, or 101%, to $3.3 million in the six month period ended June 30, 1999 from $1.6 million in the same period of the prior year. The increase in access revenue is attributable to an increase in the number of subscribers from 21,400 at June

30, 1998, to 40,400 at June 30, 1999. Business services revenue increased by $703,000, or 1,278%, to $758,000 for the six month period ended June 30, 1999 from $55,000 for the same period of the prior year. This increase is due to the merger with Entech effective April 2, 1999, whose customer base is primarily business connectivity and services, as well as increased fees associated with an increase in the number of business services subscribers for a large range of products, including high speed connectivity and web hosting services. PDQ anticipates that business services revenue will increase as a percentage of total revenue as an increasing number of businesses are finding uses for Internet services. PDQ will begin marketing its DSL products to businesses in the coming year as well as leveraging the higher business services mix of Entech.

         Connectivity and operations. Connectivity and operations expense increased by $1.3 million, or 123%, to $2.3 million for the six month period ended June 30, 1999 from $1.0 million for the same period of the prior year. As a percentage of total revenue, connectivity and operations expenses decreased to 56.4% for the six month period ended June 30, 1999 from 60.4% for the same period of the prior year. The decrease as a percentage of revenue is primarily due to cost efficiencies achieved for wages and connectivity resulting from greater user density in existing markets.

         Sales and marketing. Sales and marketing expense increased by $495,000, or 95%, to $1.0 million for the six month period ended June 30, 1999 from $523,000 for the same period of the prior year. This increase is due to PDQ's continued marketing efforts in its existing markets. Total sales and marketing expenses of $1.0 million for the six month period ended June 30, 1999 included approximately $550,000 in television, newsprint and billboard advertising.

         General and administrative. General and administrative expense increased by $548,000, or 91%, to $1.2 million for the six month period ended June 30, 1999 from $603,000 for the same period of the prior year. General and administrative expenses as a percentage of total revenue decreased to 28.2% in the six month period ended June 30, 1999 from 35.4% in the same period of the prior year, primarily due to costs savings arising from increases in user density in the Houston market.

         Depreciation and amortization. Depreciation and amortization expense increased by $162,000, or 810%, to $182,000 for the six month period ended June 30, 1999 from $20,000 for the same period of the prior year. Depreciation expense is expected to increase in the coming fiscal year due to the addition of broadband facilities and upgrades to servers. Amortization expense will increase substantially due to periodic write-offs of intangible costs related to the purchase of Entech.

         Interest expense. Interest expense increased by $11,000, or 550%, to $13,000 for the six month period ended June 30, 1999 from $2,000 for the same period of the prior year. The increase was due to additional interest incurred on capital leases entered into during the period.

LIQUIDITY AND CAPITAL RESOURCES

         PDQ has financed its operations to date through private sales of equity securities and cash flows from operations. Proceeds from private sales of common stock totaled $1.1 million for the year ended December 31, 1998 and $830,000 for the year ended December 31, 1997.

         Cash provided by operations totaled $150,000 for fiscal 1998, compared to cash used in operations of $630,000 for fiscal 1997. The improvement in operating cash flow is primarily due to the reduction of general and administrative expenses which was the result of increases in operational efficiency.

         Cash used in investing activities was $183,000 for fiscal 1998 for the purchase of property and equipment.

         Cash on hand as of December 31, 1998 was $1.1 million. Additional financing will be required to continue pursuing PDQ's current acquisition and marketing strategies. If additional capital financing arrangements, including public or private sales of debt or equity securities, or additional borrowings from commercial banks are insufficient or unavailable, or if PDQ experiences shortfalls in anticipated revenues or increases in anticipated expenses, PDQ will have to modify its operations and growth strategies to match available funding. In such case, it is likely that PDQ's advertising expenditures would be downscaled to a level where positive cash flows are generated from operations. PDQ has no long term advertising commitments, and its scheduled television commercials may be cancelled with less than two weeks notice.

YEAR 2000

         The Year 2000 issue relates to computer programs that use two digits rather than four digits to define an applicable year. Software may recognize a date as the year 1900 rather than the year 2000, which could result in system failures or miscalculations, causing disruptions of operations. This could cause a temporary inability to process transactions, send invoices, route our subscribers' Internet traffic or engage in similar normal business activities.

         PDQ has developed a Year 2000 Plan (the "PDQ Plan") which is designed to address Year 2000 issues so that it will be prepared for any problems arising from the arrival of the Year 2000. The PDQ Plan covers: (i) internally developed and vendor supplied software products which are provided to PDQ's subscribers,
(ii) network software and hardware, including routing and server components, and telephony systems, (iii) network operations and network support systems, (iv) software and hardware components used by PDQ's customer care and sales departments, and (v) other office infrastructure components. Additionally, the PDQ Plan is designed to identify and assess PDQ's third party network service providers and major vendors ("PDQ Third Party Systems") in order to develop and implement action and contingency plans where appropriate in connection with these PDQ Third Party Systems.

         For the internal systems described above, the Plan requires that PDQ:

         (1) investigate its internal software and hardware components in order to assess the current state of Year 2000 readiness;

         (2) prepare an evaluation of the resources necessary to upgrade its components to become Year 2000 ready;

         (3) develop and execute action plans to procure the necessary resources and implement fixes to the problems that exist;

         (4)      re-evaluate the upgraded components; and

         (5)      repeat steps 2 through 4, if necessary.

         For PDQ Third Party Systems, the plan requires that PDQ:

         (1) investigate the products and services provided by PDQ Third Party Systems in order to assess the current state of Year 2000 readiness with respect to these external suppliers, including a survey of the publicly available statements issued by vendors of those systems;

         (2) inquire of PDQ Third Party Systems as to their plans to remedy any issues outstanding relating to Year 2000 issues;

         (3) evaluate alternatives to existing PDQ Third Party Systems relationships in cases where Year 2000 readiness is questionable; and

         (4)      take the appropriate steps to become Year 2000 ready.

State of Readiness

         PDQ supplies its subscribers with a software package that, among other things, allows subscribers to access PDQ's services. The software package consists of third party software (the "PDQ Installation Package"). PDQ believes that the current version of the PDQ Installation Package is Year 2000 ready. In addition, PDQ believes that substantially all of its customer base is presently using a version of the PDQ Installation Package that is Year 2000 ready.

         PDQ's network components consist primarily of routers and servers. Routers function as network traffic coordinators and determine the paths that individual packets of data will take to get from point A to point B. The primary component of router functionality is the software which manages the data traffic. PDQ believes that the current version of the software within the routers is Year 2000 ready. Servers act as the processing centers for the management of information. PDQ's servers, generally, utilize the UNIX operating system or Microsoft Windows NT operating system, all of which PDQ believes are currently Year 2000 ready. PDQ's telephone system which manages all inbound and outbound phone and fax capabilities for its corporate business services is currently not Year 2000 ready. PDQ is in the process of upgrading the software component of the system and expects that this upgrade will be completed by December 1999. PDQ's phone system which handles sales and customer service calls is presently Year 2000 compliant.

         PDQ's customer care and sales departments utilize standardized desktop computers to interact with PDQ's internal data systems. PDQ has evaluated and made any necessary changes to make these desktop systems Year 2000 compliant.

Risks

         PDQ's failure to correct a material Year 2000 problem could result in a complete failure or degradation of the performance of its network or other systems, including the disruption of operations, a temporary inability to process transactions, send invoices or engage in similar normal business activities. Presently, however, PDQ believes that its most reasonably likely worst case scenario related to the Year 2000 is associated with potential concerns with third party services. Specifically, PDQ is heavily dependent on a significant number of third party vendors to provide network services. A significant Year 2000-related disruption of the network services provided by PDQ Third Party Systems could cause subscribers to seek alternative providers or cause an unmanageable burden on operations, liquidity and financial condition. PDQ is not presently aware of any PDQ Third Party Systems issue that is likely to result in such a disruption. Although there is inherent uncertainty in the Year 2000 issue, PDQ expects that as it progresses with the PDQ Plan, the level of uncertainty about the impact of the Year 2000 issue will be reduced and PDQ should be better positioned to identify the nature and extent of material risk as a result of any Year 2000 disruptions.

Contingency Plans

         Due to the current stage of the PDQ Plan, PDQ is currently unable to fully assess its risks and determine what contingency plans, if any, need to be implemented. As PDQ progresses with the PDQ Plan and identifies specific risks areas, PDQ intends to timely implement appropriate remedial actions and contingency plans. The estimates and conclusions herein contain forward-looking statements and are based on PDQ's best estimates of future events. PDQ's expectations about risks, future costs, and the timely completion of its Year 2000 efforts are subject to uncertainties that could cause actual results to differ materially from what has been discussed above. Factors that could influence risks, amount of future costs and the effective timing of remediation efforts include PDQ's success in identifying and correcting potential Year 2000 issues and the ability of PDQ Third Party Systems to appropriately address their Year 2000 issues.


                                 PROPOSAL NO. 2
                     APPROVAL OF THE INTERNET AMERICA, INC.
                    EMPLOYEE AND CONSULTANT STOCK OPTION PLAN

INTRODUCTION

         Under the Merger Agreement, we agreed that each outstanding PDQ incentive stock option will be exchanged for an incentive stock option to purchase the number of shares of Internet America Common Stock equal to the Exchange Ratio multiplied by the number of shares underlying the PDQ incentive stock option. These stock options will be issued under the Internet America, Inc. Employee and Consultant Stock Option Plan (the "Option Plan"). The Option Plan is newly created for the sole purpose of accommodating the outstanding PDQ incentive stock options and we do not intend to issue further options under the Option Plan. There are PDQ incentive stock options outstanding to purchase 699,000 shares of PDQ common stock. At the closing of the Merger Agreement, these options will be canceled and reissued under the Option Plan as incentive stock options to purchase 260,063 shares of Common Stock.

         The Option Plan is an integral part of the Merger Agreement and should the merger occur, we will be obligated under the Merger Agreement to issue the incentive stock options described herein. Thus, the Board believes that approval of the Option Plan is in Internet America's and our shareholders' best interests and unanimously recommends a vote "FOR" approval of the Option Plan.

SUMMARY OF TERMS AND PROVISIONS OF THE OPTION PLAN

         The following summary of the Option Plan is qualified in its entirety by the terms of the Option Plan, as amended, a copy of which is attached as Appendix C to this Proxy Statement. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the Option Plan.

         Pursuant to the Option Plan, we may grant incentive stock options or nonstatutory (nonqualified) stock options to our employees, directors, consultants and advisors. A total of 260,063 shares of Common Stock are currently reserved for issuance under the Option Plan, all of which shall be issued to the current holders of PDQ incentive stock options.

         With respect to grants of options to employees who are also officers or directors of Internet America, the Option Plan is administered by the Board of Directors or a committee designated by the Board of Directors to administer the Option Plan, which committee is constituted in such a manner as to permit the Option Plan to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to a plan intended to qualify as a discretionary plan. With respect to grants of options to employees, consultants or advisors who are not directors or officers of Internet America, the Option Plan is administered by the Board of Directors or a committee designated by the Board of Directors, which committee is constituted in such a manner as to satisfy the legal requirements relating to the administration of an incentive stock option plan of applicable corporate and securities laws and the Internal Revenue Code of 1986, as amended.

         The Administrator has the authority to select the employees, directors and advisors to whom stock options are granted. Subject to the limitations set forth in the Option Plan, the Administrator has the authority in its discretion to determine the persons to whom options shall be granted and the number of shares covered by each option, to interpret the Option Plan, to establish vesting schedules, to specify the type of consideration to be paid upon exercise and, subject to certain restrictions, to specify other terms of the options.

         The maximum term of options granted under the Option Plan is ten years, except that the term of an incentive stock option granted to an optionee owning more than ten percent of the voting stock of Internet America may not exceed five years. Options granted under the Option Plan are in most cases nontransferable and generally expire within 90 days after the termination of the optionee's services. In general, if an optionee is disabled or dies, such option may be exercised up to 12 months following such disability or death.

GRANTS UNDER THE OPTION PLAN

         PDQ has outstanding incentive stock options to purchase 699,000 shares of PDQ common stock. Under the Merger Agreement, these PDQ options will be canceled and we are obligated to issue replacement incentive stock options under the Option Plan. Thus, we intend to issue replacement incentive stock options to purchase 260,063 shares of Common Stock under the Option Plan to the officers, directors, employees, consultants and advisors of PDQ currently holding PDQ incentive stock options. Options to purchase 61,388 shares of Common Stock will be issued at an exercise price of $1.23 per share, options to purchase 39,065 shares of Common Stock will be issued at an exercise price of $1.12 per share, options to purchase 110,871 shares of Common Stock will be issued at an exercise price of $1.48 per share and options to purchase 48,739 shares of Common Stock will be issued at an exercise price of $2.69 per share.

         The Option Plan is designed to accommodate only those existing PDQ incentive stock options (we have reserved only 260,063 shares of Common Stock for issuance under the Option Plan). We do not intend to issue any other incentive stock options under the Option Plan.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION PLAN

         The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of the grant of an option under the Option Plan (an "Option") and does not attempt to describe all possible federal tax consequences or any foreign, state, local or other tax consequences or tax consequences based on particular circumstances.

         The holder of an Option (an "Optionee") will not recognize taxable income and we will not be entitled to a tax deduction upon either the grant or exercise of an Option. If an Optionee holds Common Stock purchased upon the exercise of an Option until a date that is more than one year after the date the Option is exercised and more than two years after the date the Option is granted (the "holding period"), upon sale of the Common Stock, the Optionee will recognize long-term capital gain or loss equal to the difference between the amount realized on the sale of the Common Stock and the exercise price. No tax deduction will be available to us.

         If Common Stock purchased upon the exercise of an Option is sold prior to the expiration of the holding period, the Optionee will recognize ordinary taxable income equal to the lesser of (a) the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price and
(b) the excess, if any, of the amount realized on the sale over the exercise price. We will be entitled to a corresponding tax deduction. In addition, the Optionee will recognize capital gain or loss equal to the difference between (i) the amount realized on the sale of the Common Stock and (ii) the sum of the exercise price and any amount recognized by the Optionee as ordinary taxable income. The capital gain or loss will be long-term capital gain or loss if the Optionee held the Common Stock for more than one year. Otherwise the capital gain or loss will be short-term capital gain or loss. Other rules apply if an Option is exercised by tendering Common Stock.

         The difference between (a) the fair market value, on the date of exercise, of Common Stock purchased upon the exercise of an Option and (b) the exercise price of the Option increases income for alternative minimum tax purposes. Additional rules apply if the Common Stock is sold prior to expiration of the holding period.


                              INDEPENDENT AUDITORS

         Representatives of Deloitte & Touche LLP, who served as our independent auditors for the year ended June 30, 1999, will be present at the Special Meeting and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.


                              SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a shareholder intends to present at the 2000 Annual Meeting of Shareholders must be received by us at our principal executive office no later than June 3, 2000 in order to be included in the proxy material for such meeting. Notice of a shareholder proposal submitted outside the process of Rule 14a-8 must be made by August 17, 1999. Such proposals should be sent to Internet America, Inc., Attention: Secretary, 350 North St. Paul, Suite 3000, Dallas, Texas 75201.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, we know of no other business to be presented for action at the Special Meeting. As to any business which would properly come before the Special Meeting, the proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

                                  MISCELLANEOUS

         All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers, employees or agents may solicit proxies by telephone or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and we may reimburse them for their out-of-pocket expenses incurred in connection therewith.


                                        By Order of the Board of Directors



                                        Elizabeth Palmer Daane,
                                        Secretary


Dallas, Texas

            , 1999
------------

                             INTERNET AMERICA, INC.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Independent Auditors' Report................................  F-2
Consolidated Financial Statements:
  Consolidated Balance Sheets...............................  F-3
  Consolidated Statements of Operations.....................  F-4
  Consolidated Statements of Shareholders' Equity
     (Deficit)..............................................  F-5
  Consolidated Statements of Cash Flows.....................  F-6
  Notes to Consolidated Financial Statements................  F-7

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Internet America, Inc. and subsidiary

     We have audited the consolidated balance sheets of Internet America, Inc. and subsidiary as of June 30, 1999 and 1998 and the related consolidated statements of operations, shareholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Internet America, Inc. and subsidiary as of June 30, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                            DELOITTE & TOUCHE LLP

August 13, 1999
(Except for fourth paragraph of
Note 12, as to which the date is
September 10, 1999)
Dallas, Texas

                     INTERNET AMERICA, INC. AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                                                        JUNE 30,
                                                              ----------------------------
                                                                  1999            1998
                                                              ------------    ------------
                                          ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................  $  5,845,562    $    618,290
  Accounts receivable, net of allowance for uncollectible
     accounts of $366,940 and $198,155 in 1999 and 1998,
     respectively...........................................     1,122,894         494,961
  Prepaid expenses and other current assets.................       126,433          30,824
                                                              ------------    ------------
          Total current assets..............................     7,094,889       1,144,075
PROPERTY AND EQUIPMENT -- Net...............................     2,622,637       2,132,131
OTHER ASSETS -- Net.........................................     9,195,878         785,634
                                                              ------------    ------------
          Total.............................................  $ 18,913,404    $  4,061,840
                                                              ============    ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Trade accounts payable....................................  $  2,131,201    $  1,153,728
  Accrued liabilities.......................................     1,068,774       1,322,356
  Deferred revenue..........................................     3,358,347       3,660,006
  Current portion of capital lease obligations..............        41,195         358,645
  Current maturities of long-term debt......................       434,934         686,302
  Advances under line of credit.............................            --         225,000
  Notes payable to shareholders.............................            --       2,017,713
                                                              ------------    ------------
          Total current liabilities.........................     7,034,451       9,423,750
CAPITAL LEASE OBLIGATIONS, net of current portion...........       102,246         143,915
LONG-TERM DEBT, net of current portion......................       151,997       1,182,273
                                                              ------------    ------------
          Total liabilities.................................     7,288,694      10,749,938
COMMITMENTS AND CONTINGENCIES (Note 7)
SHAREHOLDERS' EQUITY (DEFICIT):
  Series A convertible preferred stock, $.01 par value;
     400,000 shares authorized, 379,672 issued and
     outstanding in 1998....................................            --           3,796
  Series B convertible preferred stock, $.01 par value,
     300,000 shares authorized, 73,667 issued and
     outstanding in 1998....................................            --             737
  Common stock, $.01 par value; 40,000,000 shares
     authorized, 6,912,930 and 3,914,840 issued and
     outstanding in 1999 and 1998, respectively.............        69,130          39,148
  Additional paid-in capital................................    24,231,065       3,480,288
  Accumulated deficit.......................................   (12,675,485)    (10,212,067)
                                                              ------------    ------------
          Total shareholders' equity (deficit)..............    11,624,710      (6,688,098)
                                                              ------------    ------------
          Total.............................................  $ 18,913,404    $  4,061,840
                                                              ============    ============

                See notes to consolidated financial statements.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                YEARS ENDED JUNE 30,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
REVENUES:
  Access....................................................  $15,911,844   $12,117,587
  Business services.........................................    2,097,774     1,919,326
  Other.....................................................      109,412        41,312
                                                              -----------   -----------
          Total.............................................   18,119,030    14,078,225
                                                              -----------   -----------
OPERATING COSTS AND EXPENSES:
  Connectivity and operations...............................    8,800,924     7,417,819
  Sales and marketing.......................................    6,044,762     1,925,180
  General and administrative................................    4,244,557     2,947,828
  Depreciation and amortization.............................    1,685,097     1,739,301
                                                              -----------   -----------
          Total.............................................   20,775,340    14,030,128
                                                              -----------   -----------
INCOME (LOSS) FROM OPERATIONS...............................   (2,656,310)       48,097
INTEREST INCOME.............................................      405,287            --
INTEREST EXPENSE............................................     (220,182)     (670,035)
INCOME TAX BENEFIT (EXPENSE)................................        7,787       (24,000)
                                                              -----------   -----------
NET LOSS....................................................  $(2,463,418)  $  (645,938)
                                                              ===========   ===========
NET LOSS PER COMMON SHARE:
  BASIC.....................................................  $     (0.45)  $     (0.16)
                                                              ===========   ===========
  DILUTED...................................................  $     (0.45)  $     (0.16)
                                                              ===========   ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  BASIC.....................................................    5,533,670     3,914,856
                                                              ===========   ===========
  DILUTED...................................................    5,533,670     3,914,856
                                                              ===========   ===========

                See notes to consolidated financial statements.

                   INTERNET AMERICA, INC. AND ITS SUBSIDIARY

           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                                    CONVERTIBLE
                                  PREFERRED STOCK       COMMON STOCK       ADDITIONAL
                                 -----------------   -------------------     PAID-IN
                                  SHARES    AMOUNT    SHARES     AMOUNT      CAPITAL
                                 --------   ------   ---------   -------   -----------
BALANCE, JULY 1, 1997..........   453,339   $4,533   3,942,965   $39,429   $ 3,584,507
Purchase of stock options......        --      --           --       --        (92,000)
Cancellation of treasury
  stock........................        --      --      (28,125)    (281)       (12,219)
Net loss.......................        --      --           --       --             --
                                 --------   ------   ---------   -------   -----------
BALANCE, JUNE 30, 1998.........   453,339   4,533    3,914,840   39,148      3,480,288
Conversion of preferred
  stock........................  (453,339)  (4,533)  1,020,013   10,200         (5,667)
Issuance of common stock:
  For initial public offering,
    net proceeds...............        --      --    1,700,000   17,000     19,742,714
  Other........................        --      --      278,077    2,782        702,544
Contribution of capital in
  exchange for note payable....        --      --           --       --        311,186
Net loss.......................        --      --           --       --             --
                                 --------   ------   ---------   -------   -----------
BALANCE, June 30, 1999.........        --   $  --    6,912,930   $69,130   $24,231,065
                                 ========   ======   =========   =======   ===========

                                                                         TOTAL
                                   TREASURY STOCK                    SHAREHOLDERS'
                                 ------------------   ACCUMULATED       EQUITY
                                 SHARES     AMOUNT      DEFICIT        (DEFICIT)
                                 -------   --------   ------------   -------------
BALANCE, JULY 1, 1997..........   28,125   $(12,500)  $(9,566,129)    $(5,950,160)
Purchase of stock options......       --         --            --         (92,000)
Cancellation of treasury
  stock........................  (28,125)    12,500            --              --
Net loss.......................       --         --      (645,938)       (645,938)
                                 -------   --------   ------------    -----------
BALANCE, JUNE 30, 1998.........       --         --   (10,212,067)     (6,688,098)
Conversion of preferred
  stock........................       --         --            --              --
Issuance of common stock:
  For initial public offering,
    net proceeds...............       --         --            --      19,759,714
  Other........................       --         --            --         705,326
Contribution of capital in
  exchange for note payable....       --         --            --         311,186
Net loss.......................       --         --    (2,463,418)     (2,463,418)
                                 -------   --------   ------------    -----------
BALANCE, June 30, 1999.........       --   $     --   $(12,675,485)   $11,624,710
                                 =======   ========   ============    ===========

                See notes to consolidated financial statements.

                   INTERNET AMERICA, INC. AND ITS SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEARS ENDED JUNE 30,
                                                              -------------------------
                                                                  1999          1998
                                                              ------------   ----------
OPERATING ACTIVITIES:
  Net loss..................................................  $ (2,463,418)  $ (645,938)
  Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities:
     Depreciation and amortization..........................     1,685,097    1,739,301
     Changes in operating assets and liabilities:
       Accounts receivable, net.............................      (858,500)    (152,529)
       Prepaid expenses and other current assets............      (114,905)      32,432
       Other assets.........................................      (126,580)      21,511
       Accounts payable and accrued liabilities.............     1,360,104     (198,356)
       Deferred revenue.....................................      (140,836)   1,228,363
                                                              ------------   ----------
          Net cash provided by (used in) operating
            activities......................................      (659,038)   2,024,784
                                                              ------------   ----------
INVESTING ACTIVITIES:
  Purchases of property and equipment, net..................    (3,395,765)    (846,725)
  Purchase of subscribers, net of cash acquired.............    (7,970,442)     (50,000)
                                                              ------------   ----------
          Net cash used in investing activities.............   (11,366,207)    (896,725)
                                                              ------------   ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of common equity...................    21,025,726           --
  Purchase of stock options.................................            --      (92,000)
  Proceeds from issuance of long term debt..................            --      311,186
  Principal payments of notes payable to shareholders.......    (2,017,713)          --
  Principal payments under capital lease obligations........      (359,119)    (436,850)
  Principal payments of long-term debt......................    (1,171,377)    (295,679)
  Payments on line of credit................................      (225,000)     (18,000)
                                                              ------------   ----------
          Net cash provided by (used in) financing
            activities......................................    17,252,517     (531,343)
                                                              ------------   ----------

NET INCREASE IN CASH........................................     5,227,272      596,716

CASH, BEGINNING OF PERIOD...................................       618,290       21,574
                                                              ------------   ----------
CASH, END OF PERIOD.........................................  $  5,845,562   $  618,290
                                                              ============   ==========
SUPPLEMENTAL INFORMATION:
  Cash paid for interest....................................  $    156,630   $  750,522
  Equipment acquired under capital leases...................  $         --   $  127,500
  Subscriber purchase assumption of service obligations.....  $    183,457   $  412,422
  Contribution of capital in exchange for note payable......  $    311,186   $       --

                See notes to consolidated financial statements.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       YEARS ENDED JUNE 30, 1999 AND 1998

1. GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation -- Internet America, Inc. is a leading Internet service provider ("ISP") in the southwestern United States. The Company provides a wide array of Internet services tailored to meet the needs of individual and business customers, including customers with little or no online experience.

     The Company has experienced cumulative operating losses, and its operations are subject to certain risks and uncertainties including, among others, risks associated with technology and regulatory trends, evolving industry standards, dependence on its network infrastructure and suppliers, growth and acquisitions, actual and prospective competition by entities with greater financial and other resources, the development of the Internet market and need for additional capital or refinancing of existing obligations. There can be no assurance that the Company will be successful in sustaining profitability and positive cash flow in the future.

     The financial statements have been restated to reflect the combinations during 1999 of CompuNet, Inc. ("CompuNet") and CyberRamp, L.L.C. ("CyberRamp") as if the combinations occurred at the beginning of the earliest period presented. The combinations have been accounted for as poolings of interests under the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations." (See note 11.)

     On June 30, 1999, Internet America acquired for cash all the issued and outstanding securities of NeoSoft, Inc., a Texas corporation ("NeoSoft"). As a result of the purchase, NeoSoft became a wholly owned subsidiary of the Company, and the Company became the indirect owner of all of the assets of NeoSoft, including its customer base and the computer equipment used to service such customer base. The acquisition has been accounted for as a purchase, and is included in the balance sheet as of June 30, 1999.

     Revenue Recognition -- Revenues derived from monthly subscribers and set-up charges are recognized as services are provided. The Company bills its subscribers in advance for direct access to the Internet, but defers recognition of these revenues until the service is provided.

     Credit Risk -- The Company's accounts receivable potentially subjects the Company to credit risk, as collateral is generally not required. The Company's risk of loss is limited due to advance billings to customers for services and the use of preapproved charges to customer credit cards. The large number of customers comprising the customer base mitigates the concentration of credit risk.

     Financial Instruments -- The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short maturity of these instruments. The fair values for debt and lease obligations, which have fixed interest rates, do not differ materially from their carrying values.

     Cash and Cash Equivalents -- Cash and cash equivalents consist of cash on hand, cash deposited in money market accounts, and investments in high grade commercial paper or treasury notes having maturities of three months or less when purchased. Cash and cash equivalents are stated at cost, which approximates fair value.

     Property and Equipment -- Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, ranging from three to five years.

     Equipment Under Capital Lease -- The Company leases certain of its data communication and other equipment under agreements accounted for as capital leases. The assets and liabilities under capital leases are recorded at the lesser of the present value of aggregate future minimum lease payments, including estimated bargain purchase options, or the fair value of the assets under lease. Assets under capital lease are depreciated over the shorter of their estimated useful lives or the related lease term.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

     Other Assets -- Other assets consist primarily of subscriber acquisition costs and goodwill related to the acquisition of NeoSoft. The Company allocates the purchase price to acquired subscriber bases and goodwill based on reasonable allocation methods at the time of acquisition. Amortization of subscriber acquisition costs and goodwill are provided using the straight-line method over three years commencing upon completion of the transaction.

     The carrying values of subscriber acquisition costs and goodwill are periodically reviewed and impairments, if any, are recognized when expected future benefit to be derived from individual intangible assets is less than its carrying value.

     Long-Lived Assets -- The Company periodically reviews the values assigned to long-lived assets, such as property and equipment to determine if any impairments have occurred. Provisions for asset impairments are based on discounted cash flow projections in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," and such assets are written down to their estimated fair values.

     Stock-Based Compensation -- The Company continues to account for its employee stock based compensation in accordance with the provisions of Accounting Principles Board Opinion No. 25 ("APB No. 25") and provides pro forma disclosures in the notes to the financial statements, as if the measurement provisions of SFAS No. 123 "Accounting for Stock-Based Compensation," had been adopted.

     Advertising Expenses -- The Company expenses advertising production costs in the period in which the advertisement is first aired. All other advertising costs are expensed as incurred. Advertising expenses for the years ended June 30, 1999 and 1998 were $4,751,092 and $1,657,849, respectively.

     Income Taxes -- Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of existing assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse.

     Basic and Diluted Net Loss Per Share -- Share and per share amounts have been adjusted retroactively for the 2.25-to-1.00 stock split which was effected in July 1998 and for the shares issued in connection with the business combinations that occurred during the year. Basic earnings per share is computed using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share reflects the potential dilution that could occur upon exercise or conversion of these instruments. Due to the net losses reported for the periods presented herein, all of the Company's stock options and warrants are antidilutive, and basic and diluted loss per share amounts are therefore the same for all periods presented.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from these estimates.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

2. PROPERTY AND EQUIPMENT

     Property and equipment consist of:

                                                                     JUNE 30,
                                                             -------------------------
                                                                1999          1998
                                                             -----------   -----------
Data communications and office equipment...................  $ 7,522,836   $ 4,530,373
Leasehold improvements.....................................      513,937       450,360
Furniture and fixtures.....................................      315,919       307,404
Computer software..........................................      424,156       249,484
                                                             -----------   -----------
                                                               8,776,848     5,537,621
Less accumulated depreciation and amortization.............   (6,154,211)   (3,405,490)
                                                             -----------   -----------
                                                             $ 2,622,637   $ 2,132,131
                                                             ===========   ===========

     Depreciation and amortization expense charged to operations was $1,685,097 and $1,739,301, for the years ended June 30, 1999 and 1998, respectively.

3. OTHER ASSETS

     Other assets consist of:

                                                                     JUNE 30,
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
Goodwill....................................................  $5,432,658   $       --
Acquired subscribers........................................   4,382,057    1,072,462
Loan origination costs......................................      20,889       20,353
Deposits....................................................      76,037       61,811
Other.......................................................      17,500       50,925
                                                              ----------   ----------
                                                               9,929,141    1,205,551
Less accumulated amortization...............................    (733,263)    (419,917)
                                                              ----------   ----------
                                                              $9,195,878   $  785,634
                                                              ==========   ==========

     In June 1999, the Company acquired approximately 9,500 subscribers of NeoSoft, Inc. for approximately $8.3 million, including acquisition costs, which was allocated to subscriber acquisition costs and goodwill based on the fair value of customers acquired at June 30, 1999.

4. LINE OF CREDIT AGREEMENTS

     Through December 15, 1998 or upon the effective date of a defined securities registration, the Company could borrow, subject to the approval of a Director of the Company, up to $350,000 under a revolving credit agreement. Interest on borrowings under the agreement was at the bank's prime rate (8.5% at June 30, 1999 and 1998) and was guaranteed by a Director. The Director received guaranty fees, payable on demand, equal to 18% of the outstanding borrowings, less interest paid to the bank. The outstanding borrowings at June 30, 1998 were $225,000. The balance was repaid in December 1998 from the proceeds from the Company's initial public offering.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

5. LONG-TERM DEBT

     Long-term debt consists of:

                                                                     JUNE 30,
                                                              ----------------------
                                                                1999         1998
                                                              ---------   ----------
Note payable in connection with equipment acquisitions, due
  at varying dates from July 2000 to November 2001, bearing
  interest at 7% and 8%, with principal and interest due
  monthly...................................................  $ 397,251   $  448,481
Other notes payable due from March 2000 through October
  2001, with interest ranging from the prime rate to 16%....    134,413           --
Note payable to unrelated third party bearing interest at
  the prime rate, interest payable annually.................     55,267           --
Note payable to an unrelated third party, bearing interest
  at 16.5%, payable in equal monthly installments of
  $10,266, including interest, through January 1999.........         --       79,773
Note payable to a related party maturing December 31, 1999
  bearing interest at 15%. All outstanding principal and
  interest on the note was paid in December 1998............         --      231,186
Note payable in connection with acquisition of Webstar, Inc.
  subscriber base, due June 30, 1999 or upon the effective
  date of a defined securities registration, bearing
  interest at 14%, payable monthly. All outstanding
  principal and interest on the note paid in December
  1998......................................................         --      352,125
Note payable to a financial institution maturing December
  31, 2003, bearing interest at 10.5%, with principal and
  interest payable monthly. All outstanding principal and
  interest on the note was paid in December 1998............         --      473,126
Note payable in connection with the acquisition of a
  subscriber base, due December 31, 2003, bearing interest
  at 8%. All outstanding principal and interest was paid in
  December 1998.............................................         --      178,000
Note payable to a related party maturing December 31, 1999
  bearing interest at 8%. All outstanding principal and
  interest on the note was paid in December 1998............         --       80,000
                                                              ---------   ----------
                                                                586,931    1,868,575
Less current portion........................................   (434,934)    (686,302)
                                                              ---------   ----------
                                                              $ 151,997   $1,182,273
                                                              =========   ==========

6. NOTES PAYABLE TO SHAREHOLDERS

     During fiscal 1997, the Company entered into two loan agreements with entities acting as nominees for current shareholders, with borrowings of $1,767,713 and $250,000. Interest of 10% and 18%, respectively, was payable monthly on the notes. The notes were due September 25, 1997 and April 1, 1997, respectively. The assets of the Company collateralized the notes. On June 30, 1998, the loan agreements, which were in default, were restructured at the prime rate (8.5% as of June 30, 1998), with borrowings due in monthly payments approximating $129,000 or upon the effective date of a defined securities registration. The balance was repaid in December 1998 using proceeds from the Company's initial public offering.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

7. COMMITMENTS AND CONTINGENCIES

     The Company leases certain of its facilities under operating leases. Rental expense under these leases was approximately $601,000 and $574,000 for the years ended June 30, 1999 and 1998, respectively. At June 30, 1999, future minimum lease payments on capital and operating leases were approximately as follows:

                                                              CAPITAL     OPERATING
                                                               LEASES       LEASES
                                                              --------    ----------
2000........................................................  $ 73,398    $  635,870
2001........................................................    49,183       352,196
2002........................................................    39,959        37,048
2003........................................................    20,148            --
2004........................................................        --            --
                                                              --------    ----------
          Total minimum lease payments......................   182,688    $1,025,114
                                                                          ==========
Less amounts representing interest..........................   (39,247)
                                                              --------
Present value of minimum capitalized lease payments.........   143,441
Less current portion........................................   (41,195)
                                                              --------
Long-term capitalized lease obligations.....................  $102,246
                                                              ========

     The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations and cash flows.

8. SHAREHOLDERS' EQUITY (DEFICIT)

     Earnings Per Share -- Potentially dilutive securities have been excluded from the computation of earnings per share for the years ended June 30, 1999 and 1998 as their effect is antidilutive. Had the Company been in a net income position, diluted earnings per share would have included an additional 704,779 shares related to outstanding options and warrants, (determined using the treasury stock method at the estimated average fair value) and for convertible preferred stock not included above for the year ended June 30, 1999.

     Common Stock -- The Company has authorized 40,000,000 shares of $0.01 par value common stock. During the year ended June 30, 1997, the Company issued 544,149 shares of its common stock in exchange for cash of $232,287. The Company also issued 15,001 shares of common stock in exchange for services provided by one of the Company's employees. The shares issued were recorded at $25,000, the value of the services provided.

     During December 1998, the Company completed an initial public offering (the "Offering") of its common stock and sold 1,700,000 shares at a price of $13 per share. Proceeds from the Offering, net of underwriting discounts and offering expenses, were approximately $19.8 million. Part of these proceeds were used to pay certain indebtedness of $2.1 million.

     Preferred Stock -- The Company authorized 5,000,000 shares of preferred stock issuable in series. The Company authorized 400,000 shares of $0.01 par value Series A Preferred Stock. Each share of the Series A Preferred Stock was convertible at any time into 2.25 shares of the Company's common stock and has the same dividend rights as the common stock. Each share of the Series A Preferred Stock was automatically converted into 2.25 shares of the Company's common stock 30 days following the public offering of shares of common stock of the Company.

     The Company authorized 300,000 shares of $0.01 par value Series B Preferred Stock. Each share of Series B Preferred Stock was convertible at any time into
2.25 shares of the Company's common stock. The

                     INTERNET AMERICA, INC. AND SUBSIDIARY

Series B Preferred Stock automatically converted to common stock 30 days following the public offering of shares of the Company's common stock. The Series A and Series B Preferred Stock had no specific dividend rate and the holders of each class of preferred stock are entitled to receive the same dividends as holders of common stock.

     Employee Stock Purchase Plan -- Effective April 30, 1999, the Company's Board of Directors adopted the Employee Stock Purchase Plan (the "Purchase Plan"), which provides for the issuance of a maximum of 200,000 shares of Common Stock. Eligible employees can have up to 15% of their earnings withheld, up to certain maximums, to be used to purchase shares of the Company's Common Stock on every July 1, October 1, January 1 and April 1. The price of the Common Stock purchased under the Purchase Plan will be equal to 85% of the lower of the fair market value of the Common Stock on the commencement date of each three-month offering period or the specified purchase date. During 1999, 1,069 shares were purchased at $16.05 per share. At June 30, 1999, 198,931 shares were available under the Purchase Plan for future issuance. The Purchase Plan is subject to shareholder approval.

     Stock Option Plans -- The Company's 1996 Nonqualified Stock Option Plan (the "1996 Option Plan") was adopted by the Board of Directors and the Company's shareholders in December 1996. Pursuant to the 1996 Option Plan, the Company may grant incentive and nonqualified stock options to key employees of the Company. A total of 225,000 shares of common stock have been reserved for issuance under the 1996 Option Plan.

     The maximum term of options granted under the 1996 Option Plan is ten years. The aggregate fair market value of the stock with respect to which incentive stock options are first exercisable in any calendar year may not exceed $100,000 per incidence. The exercise price of incentive stock options must be equal or greater than the fair market value of common stock on the date of grant. The exercise price of incentive stock options granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock must be at least 110% of the fair market value of such stock on the date of grant, and the term of these options cannot exceed five years. The Company currently has 41,891 options outstanding to its employees under the 1996 Option Plan. These options are exercisable at $1.67 per share of common stock.

     In connection with a note payable for $79,773, the Company issued detachable warrants during 1996 to purchase 33,750 shares of common stock at $1.67 per share. The fair value of the warrants has not been reflected in the financial statements, as the amount was immaterial. The warrants are exercisable from January 1, 1998 through December 31, 1999. All outstanding principal and interest on the note was paid in December 1998.

     The Company's 1998 Nonqualified Stock Option Plan (the "1998 Option Plan") was adopted by the Board of Directors and the Company's shareholders in July 1998. A total of 400,000 shares of common stock have been reserved for issuance under the 1998 Option Plan.

     During December 1998, 109,000 options to purchase shares of common stock were granted to certain directors and employees of the Company under the 1998 Option Plan at an exercise price ranging from $8.00 to $13.00. During April 1999, an option to purchase 75,000 shares of common stock at an exercise price of $25.00 per share was granted to a director of the Company under the terms of a consulting agreement.

     The Company applies APB No. 25 and related Interpretations in accounting for its plans. The estimated fair value of each option grant was determined by reference to recent private arm's length sales of common and preferred stock. In cases where there were no arm's length transactions on or around the date of an option grant, the Board of Directors determined the value. No compensation expense has been charged against operations for the years ended June 30, 1999 and 1998.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

     Had compensation cost for the Company's stock options been determined based on the fair value at the grant dates for awards consistent with the method of SFAS No. 123, the Company's net loss and loss per share would have been increased to the pro forma amounts indicated below:

                                                                  1999         1998
                                                               -----------   ---------
Net loss.......................................  As reported   $(2,463,418)  $(645,938)
                                                 Pro Forma      (3,475,067)   (660,400)
Basic and Diluted loss per share...............  As reported   $     (0.45)  $   (0.16)
                                                 Pro Forma     $     (0.63)  $   (0.17)

     A summary of the status of the Company's stock options as of June 30, 1999 and 1998, and changes during the years ended on those dates is presented below:

                                                  1999                         1998
                                       --------------------------   --------------------------
                                                      WEIGHTED                     WEIGHTED
                                                      AVERAGE                      AVERAGE
                                        SHARES     EXERCISE PRICE    SHARES     EXERCISE PRICE
                                       ---------   --------------   ---------   --------------
Outstanding at beginning of period...  1,189,976       $ 1.59       1,260,364       $1.85
Granted..............................    184,000        17.28         393,750        1.67
Exercised............................   (244,338)        1.57              --          --
Forfeited............................   (108,929)        2.16        (205,388)       2.43
Purchased............................         --           --        (258,750)       0.09
                                       ---------                    ---------
Outstanding at end of period.........  1,020,709         4.42       1,189,976        1.59
                                       =========                    =========
Options exercisable at year end......    627,166         3.21         733,793        1.55
                                       =========                    =========

     The following table summarizes information about stock options outstanding at June 30, 1999:

                            OPTIONS OUTSTANDING                 OPTIONS EXERCISABLE
                  ----------------------------------------   -------------------------
                    NUMBER           WEIGHTED-AVERAGE          NUMBER        NUMBER
   RANGE OF       OUTSTANDING     REMAINING CONTRACTUAL      EXERCISABLE   EXERCISABLE
EXERCISE PRICES   AT 6/30/99    LIFE AS OF 6/30/99 (YEARS)   AT 6/30/99    AT 6/30/98
---------------   -----------   --------------------------   -----------   -----------
    $ 0.09           55,000                6.1                  55,000        78,750
      1.67          781,709                7.3                 474,666       655,043
      8.00           22,500                9.0                  22,500            --
     13.00           86,500                9.0                  67,500            --
     25.00           75,000                9.8                  75,000            --

     The Black-Scholes value of each option granted is estimated using the Black-Scholes pricing model with the following assumptions: option term until exercise ranging from 3 to 6 years, volatility of 50%, risk-free interest rate of 5.0% and an expected dividend yield of zero. The weighted average grant date fair value of options granted was $7.01 and $0.90 for the years ended June 30, 1999 and 1998, respectively.

9. INCOME TAXES

     No provision for income taxes has been recognized for the year ended June 30, 1999 as the Company has incurred net operating losses for income tax purposes and has no carryback potential. A current tax provision of $24,000 was recognized for the year ended June 30, 1998 related to the federal corporate alternative minimum tax.

                     INTERNET AMERICA, INC. AND SUBSIDIARY

     Deferred tax assets and liabilities as of June 30, 1999 and 1998, consist of:

                                                                     JUNE 30,
                                                             -------------------------
                                                                1999          1998
                                                             -----------   -----------
Deferred tax assets:
  Net operating loss carryforwards.........................  $ 4,695,000   $ 2,195,000
  Stock options granted at a discount......................           --        31,000
  Deferred revenue.........................................      113,000        44,000
  Allowance for doubtful accounts..........................           --       124,000
  Impairment of equipment..................................       89,000        67,000
  Depreciation and amortization............................      428,000       387,000
  Other....................................................       44,000        44,000
                                                             -----------   -----------
          Total deferred tax assets........................    5,369,000     2,892,000
Valuation allowance........................................   (5,369,000)   (2,892,000)
                                                             -----------   -----------
Net deferred tax assets....................................  $        --   $        --
                                                             ===========   ===========

     The Company has provided a valuation allowance for net deferred tax assets, as it is more likely than not that these assets will not be realized.

     At June 30, 1999, the Company has net operating loss carryforwards of approximately $13.8 million for federal income tax purposes. These net operating loss carryforwards may be carried forward in varying amounts until 2019 and may be limited in their use due to significant changes in the Company's ownership.

     A reconciliation of the income tax provision computed at statutory tax rates to the income tax provision for the years ended June 30, 1999 and 1998 is as follows:

                                                               YEARS ENDED
                                                                JUNE 30,
                                                              -------------
                                                              1999     1998
                                                              ----     ----
Federal income tax benefit at statutory rate................  (34)%    (34)%
State tax benefit, net of federal benefit...................   (3)      (3)
Valuation allowance.........................................   37       37
Alternative minimum tax.....................................    0        4
                                                              ---      ---
          Total income tax provision........................    0%       4%
                                                              ===      ===

10. EMPLOYEE BENEFIT PLAN

     The Company has established a 401(k) plan for the benefit of its employees. Employees may contribute to the plan up to 15% of their salary, pursuant to a salary reduction agreement, upon meeting age requirements. The Company made no discretionary contributions to the Plan through June 30, 1999.

11. BUSINESS COMBINATIONS

     On January 29, 1999, the Company exchanged 16,910 shares of its common stock and assumed liabilities of approximately $1.4 million, for substantially all of the net assets of CompuNet. On February 18, 1999, the Company exchanged 365,725 shares of its common stock for all the members' interest of CyberRamp. These combinations were accounted for as poolings of interests. Accordingly, the financial statements included herein have been restated to include CompuNet and CyberRamp as of the beginning of the earliest period presented. There were no intercompany transactions prior to their combination. No significant adjustments

                     INTERNET AMERICA, INC. AND SUBSIDIARY
were required to adopt the same accounting practices. The following summarizes the results of operations for the year ended June 30, 1998 for each of the combining companies prior to the combinations:

Revenue:
  Internet America..........................................   $10,643,272
  CompuNet..................................................     1,271,534
  CyberRamp.................................................     2,163,419
                                                               -----------
          Total.............................................   $14,078,225
                                                               ===========
Net income (loss):
  Internet America..........................................   $ 1,006,002
  CompuNet..................................................      (684,251)
  CyberRamp.................................................      (967,689)
                                                               -----------
          Total.............................................   $  (645,938)
                                                               ===========

12. SUBSEQUENT EVENTS

     On July 26, 1999, the Company acquired the subscribers of KDi, Inc., a Texas corporation ("KDi"), under the terms of an Asset Purchase Agreement. According to the agreement, the Company agreed to pay up to $464,800, half of which was paid upon closing. The remaining payment is contingent on the actual number of KDi subscribers that successfully transition to Internet America's service by November 25, 1999.

     On July 28, 1999, the Company acquired the subscribers of INTX-NET, Inc., a Texas corporation ("INTX"), under the terms of an Asset Purchase Agreement. According to the agreement, the Company agreed to pay up to $380,600 in cash, half of which was paid upon closing. The remaining payment is contingent on the actual number of INTX subscribers that successfully transition to Internet America's service by November 27, 1999.

     On August 9, 1999, the Company acquired the Texas dial-up subscribers of PointeCom, Inc., a Texas corporation ("PointeCom"), under the terms of an Asset Purchase Agreement. According to the agreement, the Company agreed to pay up to $2,000,000 in cash, half of which was paid upon closing. The remaining payment is contingent on the actual number of PointeCom subscribers that successfully transition to Internet America's service by December 8, 1999.

     On September 13, 1999, the Company announced a definitive agreement to acquire all of the outstanding shares of PDQ.net, a Houston-based ISP ("PDQ"), in a stock-for-stock transaction. According to the agreement, the Company will issue 2,425,000 shares of its common stock in exchange for all the outstanding stock of PDQ. The value of the transaction is approximately $32 million based on the September 10, 1999 closing price for Internet America's common stock. The transaction will close upon approval of Internet America and PDQ shareholders and is expected to be accounted for as a purchase.

                             PDQ.NET, INCORPORATED

                         INDEX TO FINANCIAL STATEMENTS

Independent Auditors' Report................................   F-17
Balance Sheets..............................................   F-18
Statements of Operations....................................   F-19
Statement of Stockholders' Deficit..........................   F-20
Statements of Cash Flows....................................   F-21
Notes to Financial Statements...............................   F-22

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors
PDQ.Net, Incorporated

     We have audited the accompanying balance sheets of PDQ.Net, Incorporated (a Texas corporation) as of December 31, 1998 and 1997 and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PDQ.Net, Incorporated as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Grant Thornton, LLP

Houston, Texas
August 25, 1999

                             PDQ.NET, INCORPORATED

                                 BALANCE SHEETS

                                                                            DECEMBER 31,
                                                         JUNE 30,     -------------------------
                                                           1999          1998          1997
                                                        -----------   -----------   -----------
                                                        (UNAUDITED)
                                            ASSETS
CURRENT ASSETS:
  Cash and cash equivalents...........................  $   446,487   $ 1,108,364   $    59,996
  Accounts receivable.................................      238,656         9,234         1,457
                                                        -----------   -----------   -----------
          Total current assets........................      685,143     1,117,598        61,453
PROPERTY AND EQUIPMENT -- net.........................      702,878       386,540       154,429
OTHER ASSETS
  Prepaid expenses and deposits.......................      182,462        92,771        19,526
  Identifiable intangibles............................      332,172            --            --
  Goodwill, net.......................................       35,668        17,333        18,667
                                                        -----------   -----------   -----------
          Total other assets..........................      550,302       110,104        38,193
                                                        -----------   -----------   -----------
                                                        $ 1,938,323   $ 1,614,242   $   254,075
                                                        ===========   ===========   ===========
                             LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities............  $   460,339   $   336,462   $   158,354
  Current maturities of long-term debt................       99,918        20,888        13,079
  Current maturities of capital lease obligations.....       59,848        65,709            --
  Deferred revenue....................................    1,509,603     1,178,639       573,032
                                                        -----------   -----------   -----------
          Total current liabilities...................    2,129,708     1,601,698       744,465
LONG-TERM DEBT, net of current portion................       24,438        30,417        23,932
CAPITAL LEASE OBLIGATIONS, net of current portion.....       30,577        56,199            --
COMMITMENTS AND CONTINGENCIES.........................           --            --            --
STOCKHOLDERS' DEFICIT:
  Preferred stock, $10 par value, 1,000,000 shares
     authorized, no shares issued or outstanding......           --            --            --
  Common stock, $.01 par value, 8,000,000 shares
     authorized; 5,768,454 and 3,555,534 shares issued
     and outstanding in 1998 and 1997.................       65,180        57,685        35,555
  Additional paid-in capital..........................    2,292,848     1,888,135       800,669
  Accumulated deficit.................................   (2,604,428)   (2,019,892)   (1,350,546)
                                                        -----------   -----------   -----------
          Total stockholders' deficit.................     (246,400)      (74,072)     (514,322)
                                                        -----------   -----------   -----------
                                                        $ 1,938,323   $ 1,614,242   $   254,075
                                                        ===========   ===========   ===========

        The accompanying notes are an integral part of these statements.

                             PDQ.NET, INCORPORATED

                            STATEMENTS OF OPERATIONS

                                                     SIX MONTHS
                                                   ENDED JUNE 30,         YEAR ENDED DECEMBER 31,
                                              -------------------------   ------------------------
                                                 1999          1998          1998         1997
                                              -----------   -----------   ----------   -----------
                                              (UNAUDITED)   (UNAUDITED)
Revenues
  Consumer connectivity.....................  $3,309,333    $1,645,941    $4,337,921   $ 1,081,902
  Business connectivity.....................     757,602        54,624       185,906       197,386
  Other.....................................      10,498            --            --            --
                                              ----------    ----------    ----------   -----------
                                               4,077,433     1,700,565     4,523,827     1,279,288
                                              ----------    ----------    ----------   -----------
Operating costs and expenses
  Connectivity and operations...............   2,297,686     1,026,900     2,490,665     1,012,798
  Sales and marketing.......................   1,017,909       523,075     1,180,252       820,661
  General and administrative................   1,151,464       602,879     1,391,385       775,525
  Depreciation and amortization.............     181,892        20,341       112,562        27,337
                                              ----------    ----------    ----------   -----------
                                               4,648,951     2,173,195     5,174,864     2,636,321
                                              ----------    ----------    ----------   -----------
     Operating loss.........................    (571,518)     (472,630)     (651,037)   (1,357,033)
Interest expense............................      13,018         1,804        18,309            --
                                              ----------    ----------    ----------   -----------
Net loss....................................  $ (584,536)   $ (474,434)   $ (669,346)  $(1,357,033)
                                              ==========    ==========    ==========   ===========

        The accompanying notes are an integral part of these statements.

                             PDQ.NET, INCORPORATED

                       STATEMENT OF STOCKHOLDERS' DEFICIT

                                                            ADDITIONAL
                                      PREFERRED   COMMON     PAID-IN     ACCUMULATED
                                        STOCK      STOCK     CAPITAL       DEFICIT        TOTAL
                                      ---------   -------   ----------   -----------   -----------
Balance at January 1, 1997..........   $    --    $ 1,016   $       --   $     6,487   $     7,503
Sale of stock.......................        --     34,539      800,669            --       835,208
Net loss............................        --         --           --    (1,357,033)   (1,357,033)
                                       -------    -------   ----------   -----------   -----------
Balance at December 31, 1997........        --     35,555      800,669    (1,350,546)     (514,322)
Sale of stock.......................        --     22,130    1,087,466            --     1,109,596
Net loss............................        --         --           --      (669,346)     (669,346)
                                       -------    -------   ----------   -----------   -----------
Balance at December 31, 1998........        --     57,685    1,888,135    (2,019,892)      (74,072)
Issuance of common stock in
  connection with Entech acquisition
  (Unaudited).......................        --      7,495      404,713            --       412,208
Net loss (Unaudited)................        --         --           --      (584,536)     (584,536)
                                       -------    -------   ----------   -----------   -----------
Balance at June 30, 1999
  (Unaudited).......................   $    --    $65,180   $2,292,848   $(2,604,428)  $  (246,400)
                                       =======    =======   ==========   ===========   ===========

         The accompanying notes are an integral part of this statement.

                             PDQ.NET, INCORPORATED

                            STATEMENTS OF CASH FLOWS

                                                 SIX MONTHS ENDED
                                                     JUNE 30,            YEAR ENDED DECEMBER 31,
                                             -------------------------   ------------------------
                                                1999          1998          1998         1997
                                             -----------   -----------   ----------   -----------
                                             (UNAUDITED)   (UNAUDITED)
Cash flows from operating activities:
  Net loss.................................  $  (584,536)   $(474,434)   $ (669,346)  $(1,357,033)
  Adjustments to reconcile net loss to net
     cash (used in) provided by operating
     activities:
     Depreciation and amortization.........      181,892       21,008       113,896        27,337
     Changes in operating assets and
       liabilities, net of the effects
       resulting from the acquisitions in
       1997 and 1999
       Decrease (increase) in accounts
          receivable.......................       23,384          115        (7,777)       (1,457)
       Increase in prepaid expenses and
          deposits.........................      (86,166)     (25,118)      (73,245)      (19,526)
       Increase in accounts payable and
          accrued liabilities..............       39,544        4,274       178,108       158,354
       Decrease in bank overdraft..........           --           --            --        (7,466)
       Increase in deferred revenue........      233,477      492,064       605,607       573,032
                                             -----------    ---------    ----------   -----------
          Net cash (used in) provided by
            operating activities...........     (192,405)      17,909       147,243      (626,759)
                                             -----------    ---------    ----------   -----------
Cash flows from investing activities:
Net increase (decrease) in cash resulting
  from acquisition.........................       16,305           --            --       (20,000)
  Purchases of property and equipment......     (394,119)     (32,263)     (182,855)     (128,453)
                                             -----------    ---------    ----------   -----------
          Net cash used in investing
            activities.....................     (377,814)     (32,263)     (182,855)     (148,453)
                                             -----------    ---------    ----------   -----------
Cash flows from financing activities:
  Long-term borrowings.....................           --           --        28,760            --
  Repayment of long-term debt..............      (60,175)      (6,428)      (14,466)           --
  Payments of capital lease obligations....      (31,483)          --       (39,910)           --
  Proceeds from sale of common stock.......           --      223,206     1,109,596       835,208
                                             -----------    ---------    ----------   -----------
          Net cash (used in) provided by
            financing activities...........      (91,658)     216,778     1,083,980       835,208
                                             -----------    ---------    ----------   -----------
Net (decrease) increase in cash and cash
  equivalents..............................     (661,877)     202,424     1,048,368        59,996
Cash and cash equivalents at beginning of
  period...................................    1,108,364       59,996        59,996            --
                                             -----------    ---------    ----------   -----------
Cash and cash equivalents at end of
  period...................................  $   446,487    $ 262,420    $1,108,364   $    59,996
                                             ===========    =========    ==========   ===========
Supplemental schedule of noncash investing
  and financing activities:
  Equipment acquired under capital
     leases................................  $        --    $      --    $  161,818   $        --
  Acquisitions of property plant and
     equipment with debt...................  $        --    $      --    $       --   $    37,011
  Issuance of common stock in connection
     with Entech acquisition...............  $   412,208    $      --    $       --   $        --

Cash paid for interest.....................  $    13,018    $   1,804    $   18,309   $        --

        The accompanying notes are an integral part of these statements.

                             PDQ.NET, INCORPORATED

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE A -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PDQ.Net, Incorporated (the Company) was incorporated on December 11, 1996. The Company's primary service is to provide internet connections to customers in the Houston area.

     A summary of significant accounting policies applied in the preparation of the accompanying financial statements follows.

1. CASH AND CASH EQUIVALENTS

     The Company's liquid debt instruments with a maturity of three months or less at the date of purchase are deemed cash equivalents.

     The Company maintains cash balances at a financial institution which are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1998, uninsured amounts held at this financial institution total $957,458. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

2. PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost, less accumulated depreciation.

     Depreciation is provided using the straight-line method over the estimated service lives of the related assets.

3. REVENUE RECOGNITION

     Revenues are derived from monthly subscribers and set-up charges are recognized as services are provided. The Company bills its subscribers in advance for direct access to the internet, but defers recognition of these revenues until the service is provided.

4. GOODWILL

     Goodwill was acquired through a business acquisition accounted for as a purchase in 1997 and is being amortized on a straight-line basis over fifteen years.

5. INCOME TAXES

     The Company made an election under the Subchapter S provisions of the Internal Revenue Code. Accordingly, the income tax consequences from the Company's activities are reflected in the individual returns of the shareholders and no provision for federal income taxes is included in the accompanying financial statements.

6. ADVERTISING

     The Company expenses the production costs of advertising as incurred. Advertising expense was approximately $677,000 and $518,000 in 1998 and 1997.

7. STOCK-BASED COMPENSATION

     The Company measures compensation expense for its stock-based employee compensation plans using the intrinsic method, as prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the amount the employee must pay to

                             PDQ.NET, INCORPORATED
acquire the stock, and is recognized over the related vesting period. The Company provides supplemental disclosure of the effect on net loss as if the provisions of SFAS No. 123, Accounting for Stock-Based Compensation, had been applied in measuring compensation expense.

8. LONG LIVED ASSETS

     The Company reviews the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying value amount. The Company has not identified any such impairment losses.

9. USE OF ESTIMATES

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10. RECLASSIFICATIONS

     Certain of the 1997 amounts have been reclassified to conform to the 1998 presentation.

11. UNAUDITED INTERIM INFORMATION

     The financial information for the six months ended June 30, 1998 and 1999 has not been audited by independent accountants. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the unaudited interim financial information. In the opinion of management of the Company, the unaudited interim financial information includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation. Results of operations for the interim periods are not necessarily indicative of the results of operations for the respective full fiscal years.

NOTE B -- ACQUISITIONS

     In 1997, the Company made an acquisition accounted for as a purchase. The purchase price was allocated based on the fair value of the assets acquired, and the excess of the cost over the fair value of the assets acquired is being amortized over fifteen years using the straight-line method. The Company made two acquisitions in 1998 accounted for as purchases, which in the aggregate are not material.

                             PDQ.NET, INCORPORATED

NOTE C -- PROPERTY AND EQUIPMENT

     The following is a summary of property and equipment at December 31,:

                                                           1998        1997
                                                         ---------   --------
Computer hardware......................................  $ 134,342   $ 68,516
Computer software......................................     81,148     17,650
Computer equipment under capital leases................    161,818         --
Leasehold improvements.................................     42,135     43,156
Office furniture and equipment.........................     71,583     51,111
Vehicles...............................................     34,958         --
                                                         ---------   --------
                                                           525,984    180,433
  Less accumulated depreciation........................   (139,444)   (26,004)
                                                         ---------   --------
                                                         $ 386,540   $154,429
                                                         =========   ========

     The useful lives of property and equipment for purposes of depreciation are:

Computer hardware..........................................  5 years
Computer software..........................................  3 years
Leasehold improvements.....................................  4 years
Office furniture and equipment.............................  7 years
Vehicles...................................................  5 years

     Accumulated depreciation for computer equipment under capital leases was $37,512 at December 31, 1998.

NOTE D -- LONG-TERM DEBT

     The Company had the following long-term debt as of December 31,:

                                                            1998       1997
                                                          --------   --------
Non-interest bearing note payable to a company with an
  imputed interest rate at 8.5%. The note is payable in
  monthly installments of $1,288 which includes
  interest. The note matures on June 1, 2001, and is
  unsecured.............................................  $ 24,043   $ 37,011
Note payable to a bank bearing interest at 9.0%. The
  note is payable in monthly installments of $423 which
  includes interest. The note matures on July 14, 2002,
  and is secured by a van...............................    15,418         --
Note payable to a bank bearing interest at 8.5%. The
  note is payable in monthly installments of $333 which
  includes interest. The note matures on May 18, 2002,
  and is secured by a van...............................    11,844         --
                                                          --------   --------
                                                            51,305     37,011
  Less current maturities...............................   (20,888)   (13,079)
                                                          --------   --------
                                                          $ 30,417   $ 23,932
                                                          ========   ========

                             PDQ.NET, INCORPORATED

     Maturities of long-term debt as of December 31, 1998 are as follows:

                        YEAR ENDING
                        DECEMBER 31,                           AMOUNT
                        ------------                           -------
1999........................................................   $20,888
2000........................................................    17,681
2001........................................................     8,273
2002........................................................     4,463
                                                               -------
                                                               $51,305
                                                               =======

NOTE E -- COMMON STOCK

     The Board of Directors has authorized a three for one split of common stock and an increase in the number of shares authorized to 8,000,000. Ratification of the board's action was obtained by the stockholders in February 1999. Per-share amounts in the accompanying financial statements have been restated for the stock split.

NOTE F -- COMMITMENTS

     The Company leases equipment and office space under monthly operating lease agreements. Rent expense for the years ended December 31, 1998 and 1997 was $622,559 and $289,403.

     The minimum rental commitments under operating leases are as follows:

                        YEAR ENDING
                        DECEMBER 31,                            AMOUNT
                        ------------                           --------
1999........................................................   $628,088
2000........................................................    820,886
2001........................................................    703,016
2002........................................................    289,565
2003........................................................     12,919

NOTE G -- OBLIGATIONS UNDER CAPITAL LEASES

     The Company is the lessee of computer equipment under capital leases expiring in various years through 2001. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense for 1998.

     Minimum future lease payments under capital leases as of December 31, 1998 for each of the next five years and in the aggregate are:

                        YEAR ENDING
                        DECEMBER 31,                            AMOUNT
                        ------------                           --------
  1999......................................................   $ 84,282
  2000......................................................     58,102
  2001......................................................      4,566
                                                               --------
Total minimum lease payments................................    146,950
Less: Amount representing interest..........................    (25,042)
                                                               --------
Present value of minimum lease payments.....................   $121,908
                                                               ========

                             PDQ.NET, INCORPORATED

     Interest rates on capitalized leases approximate 20% and are imputed based on the lower of the Company's incremental borrowing rate at the inception of each lease or the lessor's implicit rate of return.

NOTE H -- STOCK OPTION PLAN

     In 1998, the Company adopted an employee stock option plan. Under the plan, the Company may grant options for up to 1.4 million shares of common stock. The exercise price of each option is to be equal to or greater than the market price of the Company's stock on the date of grant. The maximum term of an option is ten years, and the vesting of each option is 25% after the first anniversary of the grantee's date of employment and the remainder vests at a rate of 1/12th of such amount at the end of each three month period thereafter.

     The Company applies APB Opinion 25 in accounting for stock options issued to employees. Accordingly, no compensation cost has been recognized for the plan in 1998. Had compensation cost been determined on the basis of fair value pursuant to FASB Statement No. 123, net loss would have been increased to $689,360 on a pro forma basis. The fair value of stock options granted was estimated on the date of grant using the minimum value method. An expected life of 5 years, risk-free rate of return of 5.5%, and a dividend yield of 0% was assumed in estimating fair value.

     Following is a summary of the status of the options during 1998 and 1997:

                                                          EXERCISE      WEIGHTED
                                                            PRICE       AVERAGE
                                            NUMBER OF       RANGE       EXERCISE
                                             SHARES       PER SHARE      PRICE
                                            ---------    -----------    --------
Outstanding at January 1, 1997............        --         --             --
  Granted.................................   210,000        $0.42        $0.42
                                             -------
Outstanding at December 31, 1997..........   210,000        $0.42        $0.42
  Granted.................................   379,000     $0.42-$0.55     $0.47
                                             -------
Outstanding at December 31, 1998..........   589,000     $0.42-$0.55     $0.46
  Exercisable at
     December 31, 1997....................    84,600                     $0.42
     December 31, 1998....................   386,688                     $0.44

     Following is a summary of the status of options outstanding at December 31, 1998:

                                                    OUTSTANDING
                                               ---------------------
                                                          WEIGHTED
                                                           AVERAGE
                                                          REMAINING
                  EXERCISE                               CONTRACTUAL   EXERCISABLE
                    PRICE                      NUMBER       LIFE         NUMBER
                  --------                     -------   -----------   -----------
$0.42........................................  315,000    5.5 years      262,500
$0.46........................................  165,000    4.5 years       82,500
$0.55........................................  109,000    9.8 years       41,688
                                               -------                   -------
                                               589,000                   386,688
                                               =======                   =======

NOTE I -- SUBSEQUENT EVENTS

     Effective January 1, 1999, the Company revoked its election under the Subchapter S provisions of the Internal Revenue Code and became a C corporation.

     In February 1999, the shareholders ratified an increase in the number of common stock shares authorized to 16,000,000.

                             PDQ.NET, INCORPORATED

     On April 2, 1999, the Company acquired Entrepreneurial Technologies, Inc.
(ETI) in a business combination accounted for as a purchase. The purchase price of $412,208 exceeded the fair value of the net assets of ETI by $23,385, which will be amortized on the straight-line method over 4 years. The results of operations of ETI will be included with the results of the Company from April 2, 1999.

(UNAUDITED)

     On September 13, 1999, Internet America, Inc. (IA) announced a definitive agreement to acquire all of the outstanding shares of the Company in a stock-for-stock transaction. According to the agreement, IA will issue 2,425,000 shares of its common stock in exchange for all the outstanding stock of the Company. The value of the transaction is approximately $32 million based upon the September 10, 1999 closing price for IA's common stock. The transaction will close upon approval of IA and the Company's shareholders and is expected to be accounted for as a purchase.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement"), dated as of September 12, 1999, is by and among PDQ.Net, Incorporated, a Texas corporation (the "Company"), William E. Ladin, Jr. ("Ladin") and J.N. Palmer Family Partnership ("Palmer"), principal shareholders of the Company, Internet America, Inc., a Texas corporation ("Parent") and GEEK Houston II, Inc., a Texas corporation and wholly owned subsidiary of Parent (the "Merger Sub"). Ladin and Palmer are referred to collectively as the "Principal Shareholders."

                                  WITNESSETH:

     WHEREAS, the Company is in the business of providing Internet access to customers, both individuals and businesses, in the Texas market;

     WHEREAS, the respective Boards of Directors of the Company, Merger Sub and Parent have adopted resolutions approving and adopting the proposed merger (the "Merger") of Merger Sub with and into the Company upon the terms and conditions hereinafter set forth in this Agreement; and

     WHEREAS, Parent, Merger Sub, the Company and the Principal Shareholders intend that the Merger of Merger Sub with and into the Company qualify as a tax-free reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder; and

     WHEREAS, the Principal Shareholders, who together own approximately 59% of the outstanding common stock of the Company, desire to enter into this Agreement for the purpose of evidencing their consent to the consummation of the Merger and for the purpose of making certain representations, warranties, covenants and agreements. Certain terms used in this Agreement are defined in Exhibit A attached hereto; and

     WHEREAS, as a condition and inducement of the Company and Parent entering into this Agreement and incurring the obligations set forth herein, certain shareholders of the Company and Parent have entered into a Voting Agreement, in substantially the form attached hereto as Exhibit B (the "Voting Agreement").

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereby agree as follows:

                                   ARTICLE I.

                                   THE MERGER

     SECTION 1.01. The Merger. Subject to the terms and conditions of this Agreement, Merger Sub will be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company (sometimes referred to herein as the "Surviving Corporation") shall be the surviving corporation in the Merger. The Merger shall have the effects set forth in
Article 5.06 of the Texas Business Corporation Act (the "TBCA").

     SECTION 1.02. Effective Time of the Merger. The parties hereto shall cause Articles of Merger (the "Articles of Merger") that meet the requirements of the applicable provisions of the TBCA to be properly executed and filed with the Secretary of State of Texas on the Closing Date. The Merger shall be effective at the time of acceptance of the filing of the Articles of Merger with the Secretary of State of the State of Texas in accordance with the TBCA or at such later time which the parties hereto shall have agreed upon and designated in such filing as the effective time of the Merger (the "Effective Time").

     SECTION 1.03. The Surviving Corporation.

          (a) Articles of Incorporation. The Articles of Incorporation of the Company shall be the Articles of Incorporation of the Surviving Corporation.

          (b) Bylaws. The Bylaws of the Company as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

          (c) Directors and Officers. The directors and officers of the Company shall be as set forth on Schedule 1.03 from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

     SECTION 1.04. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Company, Parent, Merger Sub or any holder of capital stock of any of them, subject to the limitations contained herein:

          (a) Subject to Section 1.06, each share of common stock of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive shares of fully paid and nonassessable common stock of Parent (the "Parent Common Stock") in the amount equal to the Exchange Ratio; provided, however, that of the shares of Parent Common Stock to be issued hereunder, 240,000 of such shares (the "Escrowed Shares") shall be held in an escrow account pursuant to an escrow agreement, the form of which is attached hereto as Exhibit E (the "Escrow Agreement"), for indemnification purposes. The Escrowed Shares shall be apportioned among the holders of Company Common Stock in accordance with their pro rata portion of the aggregate shares of Company Common Stock. By approving this Agreement at a vote of shareholders of the Company or by written consent, such shareholders agree
     (i) to the terms of the Escrow Agreement, (ii) to the appointment of Ladin as their representative for purposes of the Escrow Agreement, (iii) that the Escrow Agreement cannot be terminated or amended without the prior written consent of Parent, except as provided in the Escrow Agreement and
     (iv) to the indemnification provisions contained in Section 11.01 herein. The shares of Parent Common Stock shall be issued to the Company's shareholders as set forth on Schedule 1.04(a).

          (b) Each Company Incentive Stock Option outstanding immediately prior to the Effective Time shall be exchanged for an option to purchase Parent Common Stock in the amount of the Exchange Ratio (the "Parent Incentive Stock Options") under a substantially similar Incentive Stock Option Plan to be adopted by Parent prior to Closing, and each Company Incentive Stock Option shall be deemed to be canceled as of the Closing Date. The Parent Incentive Stock Options shall be issued as set forth on Schedule 1.04(b).

          (c) Each Company Non-Qualified Stock Option outstanding immediately prior to the Effective Time shall be exchanged for an option to purchase Parent Common Stock in the amount of the Exchange Ratio (the "Parent Nonqualified Stock Options", and together with the Parent Incentive Stock Options, the "Parent Options") under a substantially similar Non-Qualified Stock Option Plan to be adopted by Parent prior to Closing, and each Company Non-Qualified Stock Option shall be deemed canceled as of the Closing Date. The Parent Non-Qualified Stock Options shall be issued as set forth on Schedule 1.04(c).

          (d) Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one share of Common Stock of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

     SECTION 1.05. Stock Certificates. At or following the Effective Time, each holder of an outstanding certificate or certificates representing Company Common Stock shall surrender the same to the Parent and the Parent shall, in exchange therefor, issue to the holder of such certificate(s) shares of Parent Common Stock in accordance with Section 1.04, and the surrendered certificate(s) shall be canceled. From and after the Effective Time, all shares of the Company Common Stock converted in accordance with Section 1.04 shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. Until surrendered and exchanged, each certificate of Company Common Stock shall represent solely the right to receive Parent Common Stock in accordance with
Section 1.04, without interest and less any tax withholding. From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they are converted in accordance with Section 1.04.

     SECTION 1.06. Dissenting Shares. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time not voted in favor of the Merger, the holder of which has given written notice of the exercise of dissenter's rights and has perfected such rights as required by the TBCA, is herein called a "Dissenting Share." Dissenting Shares shall not be converted into or represent the right to receive Parent Common Stock pursuant to Section
1.04 and shall be entitled only to such rights as are available to such holder pursuant to the TBCA, unless the holder thereof shall have withdrawn or forfeited his dissenter's rights. Each holder of Dissenting Shares shall be entitled to receive the value of such Dissenting Shares held by him in accordance with the applicable provisions of the TBCA. The Company will pay to any holder of Dissenting Shares such amount as such holder shall be entitled to receive in accordance with the applicable provisions of the TBCA. If any holder of Dissenting Shares shall effectively withdraw or forfeit his dissenter's rights under the TBCA, such Dissenting Shares shall be converted into the right to receive Parent Common Stock in accordance with Section 1.04.

     SECTION 1.07. Tax-Free Reorganization. The parties hereto intend that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Section 1.368-2(g) and 1.368-3(a) of the Treasury Regulations promulgated thereunder.

     SECTION 1.08. Further Documents. Each party hereto will, either prior to or after the Effective Time, execute such further documents, instruments, deeds, bills of sale, assignments and assurances and take such further actions as may reasonably be requested by one or more of the other parties to consummate the Merger, to vest the Surviving Corporation with full title to all assets, properties, privileges, rights, approvals, immunities and franchises of Merger Sub or the Company, or to effect the other purposes of this Agreement.

     SECTION 1.09. Adjustment of Exchange Ratio. The Exchange Ratio shall be adjusted in the event of any consolidation, reorganization, recapitalization, stock split, stock dividend or other like event which occurs, between the date of this Agreement and the Closing Date, with respect to the Parent Common Stock.

                                   ARTICLE II

            REPRESENTATIONS AND WARRANTIES OF PRINCIPAL SHAREHOLDERS

     Each of the Principal Shareholders, severally and not jointly, represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

     SECTION 2.01. Ownership of the Stock. Such Principal Shareholder owns, beneficially and of record, good and marketable title to the shares of Company Common Stock set forth opposite such Principal Shareholder's name on Schedule 3.01, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options and shareholders' agreements, except as set forth in Schedule 3.01. At the Closing, such Principal Shareholder will convey to Parent or tender in exchange for the Parent Common Stock good and marketable title to all of the shares of Company Common Stock set forth opposite such Principal Shareholder's name on Schedule 3.01, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholders' agreements, except as set forth in Schedule 3.01.

     SECTION 2.02. No Other Commitments. Except as set forth in Schedule 2.02, such Principal Shareholder is not party to or bound by, nor does such Principal Shareholder have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company owned by such Principal Shareholder or any securities of any Subsidiary.

     SECTION 2.03. Authority and Validity. Such Principal Shareholder has full power and authority to execute, deliver and perform this Agreement and the agreements set forth in Schedule 2.03 (the "Related Agreements") to which such Principal Shareholder is or shall be a party, and to consummate the transactions contemplated hereby and thereby. This Agreement and the Related Agreements have been or will be as of the Closing Date duly executed and delivered by such Principal Shareholder, and constitute or will constitute at Closing the legal, valid and binding obligations of such Principal Shareholder, enforceable against such Principal Shareholder in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     SECTION 2.04. No Violation. Except as set forth in Schedule 2.02, neither the execution, delivery or performance of this Agreement or the Related Agreements, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, any organizational document of such Principal Shareholder or any agreement, indenture or other instrument under which such Principal Shareholder is bound or to which the shares of Company Common Stock owned by such Principal Shareholder are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon the shares of Company Common Stock owned by such Principal Shareholder, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or public, governmental or regulatory agency or body having jurisdiction over such Principal Shareholder or the shares of Company Common Stock owned by such Principal Shareholder.

     SECTION 2.05. Compliance with Laws. There are no existing violations by such Principal Shareholder of any federal, state or local law or regulation that could affect the property or business of the Company. Such Principal Shareholder is not subject to, or in default with respect to, any continuing court or administrative order, writ, injunction or decree applicable specifically to the Company or to its business, assets, operations or employees.

     SECTION 2.06. Investments in Competitors. Such Principal Shareholder does not own directly or indirectly any interests or any investment in any corporation, business or other person that is a Competitor of the Company or any Subsidiary, other than a passive investment consisting of an aggregate interest of up to 5% in any such Competitor which is a reporting company under the Securities Exchange Act of 1934, as amended.

     SECTION 2.07. Consents. Except as set forth in Schedule 2.02, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the Related Agreements by such Principal Shareholder.

     SECTION 2.08. Status of Principal Shareholders. Such Principal Shareholder is a sophisticated investor with such knowledge and experience in financial and business matters that such Principal Shareholder is capable of evaluating the merits and risks of an investment in Parent, and is able to bear the economic risk of loss of such Principal Shareholder's investment in Parent. Such Principal Shareholder is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Such Principal Shareholder is acting on its own behalf in connection with the investigation and examination of Parent and its decision to execute these documents and consummate the transactions contemplated herein. Such Principal Shareholder is acquiring its portion of the Parent Common Stock for its own account and not with a view to distribution. Such Principal Shareholder acknowledges that the Parent Common Stock is not and will not be registered except as provided in Article X and may not be sold or transferred in the absence of registration under the Securities Act and applicable state securities laws, unless an exemption exists therefor (including, without limitation, Rule 144 under the Securities Act).

                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND LADIN

     The Company and Ladin represent and warrant that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date (it being acknowledged and agreed that indemnification for any breaches of the representations and warranties set forth in this Article III shall be as provided in Article XI below):

     SECTION 3.01. Ownership of the Stock. The shareholders listed on Schedule
3.01 own, beneficially and of record, good and marketable title to the shares of Company Common Stock set forth opposite such shareholders' names on Schedule 3.01, which constitutes all of the issued and outstanding capital stock of the Company, and to the knowledge of the Company and Ladin, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholders' agreements, except as set forth in Schedule 3.01. At the Closing, the shareholders of the Company will convey to Parent good and marketable title to all of the issued and outstanding capital stock of the Company, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, shareholders' agreements or restrictions, except as set forth in Schedule 3.01.

     SECTION 3.02. Organization and Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary, which jurisdictions are listed on
Schedule 3.02. The Company does not have any assets, employees or offices in any state other than the states listed on Schedule 3.02.

     SECTION 3.03. Capitalization. The authorized capital stock of the Company consists of (a) 16,000,000 shares of common stock, par value $0.01 per share, of which 6,517,923 shares are issued and outstanding, and (b) 1,000,000 shares of preferred stock, par value $10.00 per share, of which no shares are issued and outstanding, and no shares of such capital stock are held in the treasury of the Company. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. Except as set forth on Schedule 3.03, there exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of the Company. Except as set forth in
Schedule 3.01, neither the Company nor, to the Company's or Ladin's knowledge, the shareholders of the Company are parties to or bound by, nor do they have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company. No shares of capital stock of the Company have been issued or disposed of in violation of the preemptive rights of any of the Company's shareholders. Any accrued dividends on the capital stock of the Company, whether or not declared, have been paid in full.

     SECTION 3.04. Corporate Records. The copies of the Company's Articles of Incorporation and Bylaws, and all amendments thereto, that have been delivered to Parent are true, correct and complete copies thereof, as in effect on the date hereof. The minute books of the Company, copies of which have been delivered to Parent, contain accurate minutes of all meetings of, and accurate consents to all actions taken without meetings by, the Board of Directors (and any committees thereof) and the shareholders of the Company since the formation of the Company.

     SECTION 3.05. Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been or will be upon approval by the necessary vote of shareholders of the Company duly authorized by all director and shareholder action required by the Company. This

Agreement and the Related Agreements have been or will be as of the Closing Date duly executed and delivered by the Company and constitute or will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies, subject to approval by the shareholders of the Company. The merger of Merger Sub with and into the Company as set forth herein will not impair the ability or authority of the Company to carry on its business as now conducted in any respect.

     SECTION 3.06. Subsidiaries. Except as set forth on Schedule 3.06, the Company does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity. Each Subsidiary is duly organized and validly existing in good standing under the laws of the state in which it is incorporated, and is duly qualified to do business and in good standing in each jurisdiction wherein failure to qualify to do business could adversely affect the Subsidiary. The Company has delivered to Parent true, complete and correct copies of the Articles of Incorporation and Bylaws of each Subsidiary, as in effect on the date hereof. The authorized capital stock of each Subsidiary is set forth in Schedule 3.06. All issued and outstanding shares of capital stock of each Subsidiary are duly authorized and validly issued and outstanding, fully paid and nonassessable and are owned by the Company free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholders' agreements. There are in existence no options, warrants or similar rights granted by any Subsidiary, or any agreements to which any Subsidiary is a party, for the issuance or sale by it of any securities except to the Company. Each Subsidiary has obtained or duly applied for all such material licenses, permits and certificates from government agencies and authorities as are necessary to the conduct of its business, and the consummation of the transactions contemplated hereby will not result in the loss or impairment of, or any default under, any such license, permit or certificate.

     SECTION 3.07. No Violation. Neither the execution, delivery or performance of this Agreement or the Related Agreements nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company or any agreement, indenture or other instrument under which the Company is bound or to which the Company Common Stock or any of the assets of the Company or any Subsidiary are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon the Company Common Stock or any of the assets of the Company or any Subsidiary, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, the Company Common Stock or the assets of the Company or any Subsidiary.

     SECTION 3.08. Consents. Except as set forth in Schedule 3.08, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the Related Agreements on the part of the Company.

     SECTION 3.09. Financial Statements. The Company has furnished to Parent the audited consolidated balance sheet and related audited consolidated statements of income, retained earnings and cash flows for the twelve-month periods ended December 31, 1998 and December 31, 1997, including the notes thereto (the "Audited Financial Statements"), as well as unaudited consolidated balance sheets and related unaudited consolidated statements of income, retained earnings and cash flows for each month ended thereafter through July 31, 1999 (the "Unaudited Financial Statements," and together with the Audited Financial Statements, the "Financial Statements"). The Audited Financial Statements are true, correct and complete, are in accordance with the books and records of the Company and the Subsidiaries, fairly present the consolidated financial condition and results of operations of the Company and the Subsidiaries as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis with prior periods. The Unaudited Financial Statements are in accordance with the books and records of the Company and the Subsidiaries, and fairly present the consolidated financial condition and results of operations of the Company and the Subsidiaries as of the dates and for the periods indicated, except for the absence of notes thereto and subject to normal year-end audit adjustments which are not material. The
                                       A-6
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books of account of the Company and the Subsidiaries have been kept accurately in the ordinary course of business, the transactions entered therein represent bona fide transactions and the revenues, expenses, assets and liabilities of the Company and the Subsidiaries have been properly recorded in such books.

     SECTION 3.10. Liabilities and Obligations. The Financial Statements reflect all liabilities of the Company and the Subsidiaries, accrued, contingent or otherwise (known or unknown and asserted or unasserted), arising out of transactions effected or events occurring on or prior to the date hereof. All reserves shown in the Financial Statements are appropriate, reasonable and sufficient to provide for losses thereby contemplated. Except as set forth in the Financial Statements, neither the Company nor any Subsidiary is liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and neither the Company, any Subsidiary nor Ladin know of any basis for the assertion of any other claims or liabilities of any nature or in any amount.

     SECTION 3.11. Employee Matters.

          (a) Cash Compensation. Schedule 3.11(a) contains a complete and accurate list of the names, titles and cash compensation, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation (the "Cash Compensation") of all employees of the Company and the Subsidiaries. Except as set forth on Schedule 3.11(a), there have been no promised increases in Cash Compensation of employees of the Company and the Subsidiaries that have not yet been effected.

          (b) Compensation Plans. Schedule 3.11(b) contains a complete and accurate list of all compensation plans, arrangements or practices (the "Compensation Plans") sponsored by the Company and/or the Subsidiaries or to which the Company or any Subsidiary contributes on behalf of its employees, other than Employee Benefit Plans listed in Schedule 3.12(a). The Compensation Plans include without limitation plans, arrangements or practices that provide for severance pay, deferred compensation, incentive, bonus or performance awards, and stock ownership or stock options. The Company has provided Parent a copy of each written Compensation Plan and a written description of each unwritten Compensation Plan. Each of the Compensation Plans can be terminated or amended at will by the Company.

          (c) Employment Agreements. Schedule 3.11(c) contains a complete and accurate list of all employment agreements (the "Employment Agreements") to which the Company and/or any Subsidiary is a party with respect to its employees. The Employment Agreements include without limitation employee leasing agreements, employee services agreements and noncompetition agreements. The Company has provided Parent a copy of each written Employment Agreement and a written description of each unwritten Employment Agreement.

          (d) Employee Policies and Procedures. Schedule 3.11(d) contains a complete and accurate list of all employee manuals, policies, procedures and work-related rules (the "Employee Policies and Procedures") that apply to employees of the Company and/or any Subsidiary. The Company has provided or made available to Parent a copy of all written Employee Policies and Procedures and a written description of all unwritten Employee Policies and Procedures. Each of the Employee Policies and Procedures can be amended or terminated at will by the Company or the appropriate Subsidiary, as the case may be.

          (e) Unwritten Amendments. No unwritten amendments have been made, whether by oral communication, pattern of conduct or otherwise, with respect to any Compensation Plans, Employment Agreements or Employee Policies and Procedures.

          (f) Labor Compliance. The Company and each Subsidiary (i) has been and is in compliance with all laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours, and (ii) is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing. Neither the Company nor any Subsidiary has engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices. There are no (i) unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age or handicap discrimination charges or complaints pending or, to the knowledge of Company and Ladin, threatened, against the Company or any Subsidiary before any federal, state or local court, board, department, commission or agency nor, to the knowledge of the Company and Ladin, does any basis therefor exist or (ii) existing or, to the knowledge of Company and Ladin, threatened, labor strikes, disputes, grievances, controversies or other labor troubles affecting the Company or any Subsidiary, nor, to the knowledge of the Company and Ladin, does any basis therefor exist.

          (g) Unions. Neither the Company nor any Subsidiary has ever been a party to any agreement with any union, labor organization or collective bargaining unit. No employees of the Company or any Subsidiary are represented by any union, labor organization or collective bargaining unit. To the knowledge of the Company and Ladin, the employees of the Company and the Subsidiaries have no intention to and have not threatened to organize or join a union, labor organization or collective bargaining unit.

          (h) Aliens. All employees of the Company and the Subsidiaries are citizens of, or are authorized to be employed in, the United States.

     SECTION 3.12. Employee Benefit Plans.

          (a) Identification. Schedule 3.12(a) contains a complete and accurate list of all employee benefit plans (the "Employee Benefit Plans") (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by the Company or any Subsidiary or to which the Company or any Subsidiary contributes on behalf of its employees and all Employee Benefit Plans previously sponsored or contributed to on behalf of its employees within the three years preceding the date hereof. The Company has provided Parent with or made available to Parent, copies of all plan documents, determination letters, pending determination letter applications, trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans. In addition, the Company has provided Parent a written description of all existing practices engaged in by the Company or any Subsidiary that constitute Employee Benefit Plans. Each of the Employee Benefit Plans can be terminated or amended at will by the Company or the appropriate Subsidiary, as the case may be. No unwritten amendment exists with respect to any Employee Benefit Plan.

          (b) Administration. Each Employee Benefit Plan has been administered and maintained in compliance with all laws, rules and regulations. No Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency. No prohibited transactions (within the meaning of Section 4975 of the Code) have occurred with respect to any Employee Benefit Plan. No threatened or pending claims, suits or other proceedings exist with respect to any Employee Benefit Plan other than normal benefit claims filed by participants or beneficiaries.

          (c) Qualification. The Company has received a favorable determination letter or ruling from the Internal Revenue Service for each Employee Benefit Plan intended to be qualified within the meaning of Section 401(a) of the Code and/or tax-exempt within the meaning of Section 501(a) of the Code. No proceedings exist or have been threatened that could result in the revocation of any such favorable determination letter or ruling.

          (d) Funding Status. No accumulated funding deficiency (within the meaning of Section 412 of the Code), whether waived or unwaived, exists with respect to any Employee Benefit Plan or any plan sponsored by any member of a controlled group (within the meaning of Section 412(n)(6)(B) of the Code) in which the Company or any Subsidiary is a member (a "Controlled Group"). With respect to each Employee Benefit Plan subject to Title IV of ERISA, the assets of each such plan are at least equal in value to the present value of accrued benefits determined on an ongoing basis as of the date hereof. With respect to each Employee Benefit Plan described in
     Section 501(c)(9) of the Code, the assets of each such plan are at least equal in value to the present value of accrued benefits as of the date hereof. Schedule 3.12(d) contains a complete and accurate statement of all actuarial assumptions applied to determine the present value of accrued benefits under all Employee Benefit Plans subject to actuarial assumptions. Neither the Company nor any Subsidiary or any member of a Controlled Group has any liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA.

          (e) Multiemployer Plans. Neither the Company nor any Subsidiary nor any member of a Controlled Group is or ever has been obligated to contribute to a multiemployer plan within the meaning of Section 3(37) of ERISA.

          (f) PBGC. No facts or circumstances exist that would result in the imposition of liability against Parent by the Pension Benefit Guaranty Company as a result of any act or omission by the Company, any Subsidiary or any member of a Controlled Group. No reportable event (within the meaning of Section 4043 of ERISA) for which the notice requirement has not been waived has occurred with respect to any Employee Benefit Plan subject to the requirements of Title IV of ERISA.

          (g) Medical and Dental Care Claims. To the Company's and Ladin's knowledge, Schedule 3.12(g) contains a complete and accurate list of all claims made (without identifying specific individuals) under any medical or dental care plan or commitment offered by the Company or any Subsidiary to its employees involving hospitalization, medical or dental care claims that have exceeded $80,000 per year for an individual during the Company's current fiscal year or the last fiscal year preceding the date hereof. Neither the Company nor any Subsidiary has any obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired from employment with the Company or any Subsidiary, except as otherwise required by part 6 of Subtitle B of Title I of ERISA.

     SECTION 3.13. Absence of Certain Changes. Except as set forth in Schedule 3.13, since July 31, 1999, neither the Company nor any Subsidiary has

          (a) suffered any material adverse change in its condition (financial or otherwise), operations, assets, liabilities, business or prospects;

          (b) contracted for the purchase of any capital assets having a cost in excess of $60,000 or paid any capital expenditures in excess of $60,000;

          (c) incurred any indebtedness for borrowed money or issued or sold any debt securities;

          (d) incurred or discharged any liabilities or obligations except in the ordinary course of business;

          (e) paid any amount on any indebtedness prior to the due date, forgiven or canceled any debts or claims or released or waived any rights or claims;

          (f) mortgaged, pledged or subjected to any security interest, lien, lease or other charge or encumbrance any of its properties or assets;

          (g) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that has materially and adversely affected, or that the Company or Ladin reasonably expect to materially and adversely affect, its business;

          (h) acquired or disposed of any assets except in the ordinary course of business;

          (i) written up or written down the carrying value of any of its assets;

          (j) changed the costing system or depreciation methods of accounting for its assets;

          (k) waived any material rights or forgiven any material claims;

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

          (l) lost or terminated any employee, customer or supplier, the loss or termination of which has materially and adversely affected, or that the Company or Ladin reasonably expect to materially and adversely affect, its business or assets;

          (m) increased the compensation of any director or officer;

          (n) increased the compensation of any employee except in the ordinary course of business;

          (o) made any payments to or loaned any money to any person or entity referred to in Section 3.29;

          (p) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity;

          (q) redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of its capital stock or securities or any rights to acquire such capital stock or securities, or agreed to change the terms and conditions of any such rights;

          (r) entered into, adopted or amended any Employee Benefit Plan; or

          (s) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to any of the Related Agreements or to the transactions contemplated hereby or thereby, or that has materially and adversely affected, or could materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Company or its Subsidiaries.

     SECTION 3.14. Title; Leased Assets.

          (a) Real Property. The Company and the Subsidiaries own no real property. The leased real property referred to in Section 3.14(c) constitutes the only real property used in the conduct of the business of the Company and the Subsidiaries.

          (b) Personal Property. Except as set forth in Schedule 3.14(b), the Company and the Subsidiaries have good, valid and marketable title to all tangible and intangible personal property owned by them (collectively, the "Personal Property"). The Personal Property and the leased personal property referred to in Section 3.14(c) constitute the only personal property used in the conduct of the business of the Company and the Subsidiaries.

          (c) Leases. A list and brief description of all leases of real and personal property to which the Company or any Subsidiary is a party, either as lessor or lessee, are set forth in Schedule 3.14(c). All such leases are valid and enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

          (d) Right to Use Assets. Except for those assets acquired since July 31, 1999, which are listed in Schedule 3.14(d), all tangible and intangible assets used in the conduct of the business of the Company and the Subsidiaries are reflected in the Financial Statements in a manner that is in conformity with generally accepted accounting principles applied on a consistent basis with prior periods. Either the Company or a Subsidiary owns, leases or otherwise possesses a right to use all assets used in the conduct of the business of the Company or such Subsidiary, which will not be impaired by the consummation of the transactions contemplated hereby.

     SECTION 3.15. Commitments.

          (a) Commitments; Defaults. Except as set forth in Schedule 3.15, neither the Company nor any Subsidiary has entered into, nor are the Company Common Stock, the assets or the business of the Company or any Subsidiary bound by, whether or not in writing, any

             (i) partnership or joint venture agreement;

             (ii) deed of trust or other security agreement;

             (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond;

             (iv) employment, consulting or compensation agreement or arrangement, including the election or retention in office of any director or officer;

             (v) labor or collective bargaining agreement;

             (vi) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent or to be lent to another;

             (vii) deed or other document evidencing an interest in or contract to purchase or sell real property;

             (viii) agreement with dealers or sales or commission agents, public relations or advertising agencies, accountants or attorneys;

             (ix) lease of real or personal property, whether as lessor, lessee, sublessor or sublessee;

             (x) agreement between the Company and any affiliate of the Company;

             (xi) agreement relating to any material matter or transaction in which an interest is held by a person or entity that is an affiliate of the Company;

             (xii) any agreement for the acquisition of services, supplies, equipment or other personal property and involving more than $60,000 in the aggregate;

             (xiii) powers of attorney;

             (xiv) contracts containing noncompetition covenants;

             (xv) any other contract or arrangement that involves either an unperformed commitment in excess of $60,000 or that terminates more than 30 days after the date hereof;

             (xvi) agreement relating to any material matter or transaction in which an interest is held by any person or entity referred to in Section 3.29;

             (xvii) agreement providing for the purchase from a supplier of all or substantially all of the requirements of the Company or any Subsidiary of a particular product or service; or

             (xviii) any other agreement or commitment not made in the ordinary course of business or that is material to the business or financial condition of the Company or any Subsidiary.

All of the foregoing are hereinafter collectively referred to as the "Commitments." True, correct and complete copies of the written Commitments, and true, correct and complete written descriptions of the oral Commitments, have heretofore been delivered or made available to Parent. There are no existing defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by the Company or any Subsidiary, and no penalties have been incurred nor are amendments pending, with respect to the Commitments. The Commitments are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies, and no defenses, off-sets or counterclaims have been asserted or, to the knowledge of the Company and Ladin, may be made by any party thereto, nor has the Company or any Subsidiary waived any rights thereunder. Neither the Company nor any Subsidiary has received notice of any default with respect to any Commitment.

          (b) No Cancellation or Termination of Commitment. Except as contemplated hereby, neither the Company nor any Subsidiary nor Ladin has received notice of any plan or intention of any other party to any Commitment to exercise any right to cancel or terminate any Commitment or agreement, and neither the Company nor any Subsidiary nor Ladin knows of any fact that would justify the exercise of such a right. Neither the Company nor any Subsidiary nor Ladin currently contemplates, or has reason to believe any other person or entity currently contemplates, any amendment or change to any
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

     Commitment. Except as listed in Schedule 3.15, none of the customers or suppliers of the Company or any Subsidiary has refused, or communicated that it will or may refuse, to purchase or supply goods or services, as the case may be, or has communicated that it will or may substantially reduce the amounts of goods or services that it is willing to purchase from, or sell to, the Company or any Subsidiary.

     SECTION 3.16. Adverse Agreements. Neither the Company nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation that materially and adversely affects, or may in the future materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Company or any Subsidiary.

     SECTION 3.17. Insurance. The Company and the Subsidiaries carry property, liability, workers' compensation and such other types of insurance as is customary in the industry of the insured. A list and brief description of all insurance policies of the Company and the Subsidiaries are set forth in Schedule
3.17. All of such policies are valid and enforceable policies, issued by insurers of recognized responsibility in amounts and against such risks and losses as is customary in the industry of the insured. Such insurance shall be outstanding and duly in force without interruption up to and including the Closing Date.

     SECTION 3.18. Patents, Trade-marks, Service Marks and Copyrights.

          (a) Ownership. The Company and each Subsidiary own all patents, trade-marks, service marks and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefor. Set forth in Schedule 3.18 is a true and correct description of the following (the "Proprietary Rights"):

             (i) all trade-marks, trade-names, service marks and other trade designations, including common law rights, registrations and applications therefor, and all patents, copyrights and applications currently owned, in whole or in part, by the Company or any Subsidiary with respect to the business of the Company and the Subsidiaries, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Company or any Subsidiary is a party (including expiration date if applicable); and

             (ii) all agreements relating to technology, know-how or processes that the Company or any Subsidiary is licensed or authorized to use by others, or which it licenses or authorizes others to use.

          (b) Conflicting Rights of Third Parties. The Company has the sole and exclusive right, excluding all Proprietary Rights which the Company has the right to use under a "shrink-wrap" or similar mass marketing license, to use the Proprietary Rights without infringing or violating the rights of any third parties. Use of the Proprietary Rights does not require the consent of any other person and the Proprietary Rights are freely transferable. No claim has been asserted by any person to the ownership of or right to use any Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement constituting a part of any Proprietary Right, and neither the Company nor Ladin knows of any valid basis for any such claim. Each of the Proprietary Rights is valid and subsisting, has not been canceled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed.

          (c) Claims of Other Persons. The Company and Ladin have no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Company or any Subsidiary infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or, to the knowledge of the Company and Ladin, are threatened, that challenge the rights of the Company or any Subsidiary with respect thereto. The Company has not given and is not bound by any agreement of indemnification for any Proprietary Right as to any property or service manufactured, used or sold by it.

     SECTION 3.19. Trade Secrets and Customer Lists. Either the Company or the appropriate Subsidiary has the right to use, free and clear of any claims or rights of others all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by the Company or its Subsidiaries. Neither the Company nor any Subsidiary is using or in any way making use of any confidential information or trade secrets of any third party, including without limitation any past or present employee of the Company or any Subsidiary.

     SECTION 3.20. Taxes.

          (a) All Returns required to have been filed by the Company or a Subsidiary have been timely filed (taking into account duly granted extensions) and are true, correct and complete in all respects. Neither the Company nor a Subsidiary is currently the beneficiary of any extension of time within which to file any Return, and no claim has ever been made by any governmental authority in a jurisdiction where the Company or a Subsidiary do not file Returns that the Company or a Subsidiary is or may be subject to taxation by that jurisdiction, which claim has not been resolved as of the date hereof.

          (b) All Taxes of the Company and Subsidiaries which have become due (without regard to any extension of the time for payment and whether or not shown on any Return) have been paid. The Company and the Subsidiaries have withheld and paid over all Taxes required to have been withheld and paid over by them and have complied with all information reporting and back-up withholding requirements relating to Taxes. There are no liens with respect to Taxes on any of the assets of the Company or a Subsidiary, other than liens for Taxes not yet due and payable, and for which adequate reserves have been established in the Financial Statements.

          (c) No deficiencies exist or have been asserted (verbally or in writing) with respect to Taxes of the Company or a Subsidiary and neither the Company nor the Subsidiaries have received notice (verbally or in writing) that they have not filed a Return or paid any Taxes required to be filed or paid by them. Other than a Texas sales tax audit, no audit, examination, investigation, action, suit, claim or proceeding relating to the determination, assessment or collection of any Tax of the Company or a Subsidiary is currently in process, pending or, to the knowledge of Ladin or the Company, threatened (verbally or in writing). No waiver or extension of any statute of limitations relating to the assessment or collection of any Tax of the Company or a Subsidiary is in effect. There are no outstanding requests for rulings with any Tax authority relating to Taxes of the Company or a Subsidiary.

          (d) Neither the Company nor any Subsidiary is or has ever been (i) a party to any tax sharing agreement or arrangement (formal or informal, verbal or in writing), or (ii) a member of an affiliated group of corporations (within the meaning of Internal Revenue Code Section 1504) filing a consolidated federal income Return, or any similar group under analogous provisions of other law.

          (e) Neither the Company nor any Subsidiary is liable for the unpaid Taxes of any person other than such Company or Subsidiary under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law, or by contract or otherwise. The Company has delivered to Parent true and complete copies of all federal, state, local and foreign income Returns filed by the Company and Subsidiaries for their two (2) most recently ended taxable years, together with all related examination reports, statements of deficiencies and closing and other agreements.

          (f) Neither the Company nor any Subsidiary (i) has filed a consent under Internal Revenue Code Section 341(f) concerning collapsible corporations; (ii) has made any payments, obligated itself to make any payments or become a party to any agreement that under any circumstance could obligate it or any successor or assignee of it to make any payments that are not or will not be deductible under Code Section 280G, or that would be subject to excise Tax under Internal Revenue Code Section 4999;
     (iii) is a "foreign person" as defined in Internal Revenue Code Section 1445(f)(3); (iv) is or has been a United States real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) during the applicable period specified in Internal Revenue Code Section 897(c)(1)(A)(ii); (v) owns or has owned any interest in any "controlled foreign corporation" as defined in Internal Revenue Code Section 957 or "passive foreign investment company" as defined in Internal Revenue Code
     Section 1296; (vi) is or has been a party to any agreement or arrangement for which partnership Returns are required to be filed; (vii) owns any asset that is subject to a "safe harbor lease" within the meaning of Internal Revenue Code Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982; (viii) to the knowledge of the Company and Ladin, owns any "tax-exempt use property" within the meaning of Internal Revenue Code Section 168(h) or "tax exempt bond financed property" within the meaning of Internal Revenue Code Section 168(g)(5); and (ix) has agreed to and is required to make any adjustment under Internal Revenue Code Section 481(a) by reason of a change in accounting method or otherwise.

          (g) Prior to January 1, 1999, the Company was a validly electing S Corporation within the meaning of Internal Revenue Code Sections 1361 and 1362.

     SECTION 3.21. Compliance with Laws. The Company and each of the Subsidiaries have complied with all laws, regulations and licensing requirements and have filed with the proper authorities all necessary statements and reports. There are no existing violations by the Company, any Subsidiaries or Ladin of any federal, state or local law or regulation that could affect the property or business of the Company or the Subsidiaries. The Company and each of the Subsidiaries possess all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

     SECTION 3.22. Finder's Fee. Except as set forth on Schedule 3.22, neither the Company nor any Subsidiary nor Ladin has incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

     SECTION 3.23. Litigation. Except as described in Schedule 3.23, there are no legal actions or administrative proceedings or investigations instituted or, to the knowledge of the Company and Ladin, threatened, against or affecting, or that could affect, the Company, any Subsidiary, any of the Company Common Stock, or the business of the Company or any Subsidiary. Neither the Company nor any Subsidiary nor Ladin is (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to the Company or any Subsidiary or to their respective business, assets, operations or employees or
(b) in default with respect to any such order, writ, injunction or decree. Neither the Company, any Subsidiary nor Ladin knows of any basis for any such action, proceeding or investigation.

     SECTION 3.24. Accuracy of Information Furnished. All information furnished to Parent by the Company, any Subsidiary or Ladin hereby or in connection with the transactions contemplated hereby is true, correct and complete in all material respects. Such information states all material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not misleading.

     SECTION 3.25. Condition of Fixed Assets. All of the equipment owned by the Company and the Subsidiaries is in good condition and repair for its intended use, normal wear and tear and normal obsolescence excepted, in the ordinary course of business and conforms in all material respects with all applicable ordinances, regulations and other laws and there are no known defects therein.

     SECTION 3.26. Accounts Receivable. Schedule 3.26 sets forth the accounts receivable of the Company and the Subsidiaries as of July 31, 1999. All such accounts receivable have arisen from bona fide transactions in the ordinary course of business and are valid and enforceable claims subject to no right of set-off or counterclaim, except for reasonable reserves for bad debts.

     SECTION 3.27 Subscribers. A complete and accurate list of the Company's and each Subsidiary's standard prices and subscribers, showing with respect to each, the name, billing address, pricing, sales records and any applicable discounts related to such subscriber has been previously provided to Parent. A copy of the form of the Company's service agreement with each such subscriber has been previously provided to Parent.

     SECTION 3.28. Banking Relations. Set forth in Schedule 3.28 is a complete and accurate list of all arrangements that the Company and the Subsidiaries have with any bank or other financial institution, indicating with respect to each relationship the type of arrangement maintained (such as checking account, borrowing arrangements, safe deposit box, etc.), account number and the person or persons authorized in respect thereof.

     SECTION 3.29. Ownership Interests of Interested Persons. Except as set forth on Schedule 3.29, no officer, supervisory employee, director or shareholder of the Company or any Subsidiary, or their respective spouses or children, owns directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer or director of, any customer or supplier of the Company or any Subsidiary, or any organization that has a material contract or arrangement with the Company or any Subsidiary.

     SECTION 3.30. Environmental Matters.

          (a) Environmental Laws. Neither the Company nor any Subsidiary nor any of their respective assets is currently in violation of, or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under, any laws or regulations pertaining to health or the environment (hereinafter sometimes collectively called "Environmental Laws"), including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. sec. 9601 et seq.), as amended from time to time ("CERCLA") (including without limitation as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986), and regulations promulgated under CERCLA, (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. sec. 6901 et seq.), as amended from time to time ("RCRA"), and regulations promulgated thereunder, (iii) statutes, rules or regulations, whether federal, state or local, relating to asbestos or polychlorinated biphenyls, and (iv) the provisions of applicable Texas law, and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the assets and operations of the Company and the Subsidiaries.

          (b) Use of Assets. To the knowledge of the Company and Ladin, the assets of the Company and the Subsidiaries have never been used in a manner that would be in violation of any of the Environmental Laws, including without limitation CERCLA, RCRA, and applicable Texas laws.

          (c) Permits. Neither the Company nor any Subsidiary has obtained or is required to obtain, and neither the Company nor any Subsidiary has any knowledge of any reason Parent will be required to obtain, any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment owned or leased by the Company or any Subsidiary by reason of any Environmental Laws.

          (d) Superfund List. To the knowledge of the Company and Ladin, none of the assets owned or leased by the Company or any Subsidiary are on any federal or state "Superfund" list or subject to any environmentally related liens.

     SECTION 3.31. Certain Payments. Neither the Company nor Ladin nor any director, officer or, to the knowledge of the Company and Ladin, employee, of the Company or any Subsidiary has paid or caused to be paid, directly or indirectly, in connection with the business of the Company or any Subsidiary (a) to any government or agency thereof or any agent of any supplier or customer any bribe, kick-back or other similar payment; or (b) any contribution to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or as otherwise permitted by applicable law).

                                   ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Parent and Merger Sub jointly and severally represent and warrant that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

     SECTION 4.01. Organization and Good Standing. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     SECTION 4.02. Authorization and Validity. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Parent and Merger Sub. This Agreement and each other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by Parent and Merger Sub and constitute or will constitute legal, valid and binding obligations of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     SECTION 4.03. No Violation. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Parent or Merger Sub or any agreement, indenture or other instrument under which Parent or Merger Sub is bound or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Parent, Merger Sub or the properties or assets of Parent or Merger Sub.

     SECTION 4.04. Finder's Fee. Except as set forth on Schedule 4.04, neither Parent nor Merger Sub has incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

     SECTION 4.05. Authorization for Parent Common Stock. The authorized and issued capital stock of the Parent as of September 1, 1999 are set forth on
Schedule 4.05. Except as set forth on Schedule 4.05, as of September 1, 1999, there exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or changeable for, the capital stock of the Parent. No shares of capital stock of the Parent have been issued or disposed of in violation of the preemptive rights of any of the Parent's shareholders. Subject to the consents set forth in Schedule 4.08, Parent has taken all action necessary to permit it to issue the Parent Common Stock. The Parent Common Stock issued pursuant to this Agreement will, when issued, be duly authorized, validly issued, fully paid and nonassessable, free and clear of any liens, claims, charges or security interests (except as created herein) and no shareholder of Parent will have any preemptive right of subscription or purchase in respect thereof.

     SECTION 4.06. SEC Reports and Nasdaq. Since the date of its initial public offering, Parent has filed all forms, documents and reports with the SEC required to be filed by it pursuant to federal securities laws and the SEC rules and regulations thereunder (the "SEC Reports"), all of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act. The SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make statements contained therein not misleading. Since the date of the last SEC Report, Parent has not suffered a material adverse change in its condition (financial or otherwise), operations or business. Parent has not received any notification from The Nasdaq Stock Market that it fails to meet the minimum listing requirements required for continued listing, nor does Parent have knowledge of any basis for such notification.

     SECTION 4.07. Accuracy of Information Furnished. With respect to all information furnished to the Company by Parent hereby or in connection with the transactions contemplated hereby, Parent has not made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

     SECTION 4.08. Consents. Except as set forth in Schedule 4.08, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the Related Agreements on the part of Parent.

                                   ARTICLE V

              THE COMPANY'S AND PRINCIPAL SHAREHOLDERS' COVENANTS

     The Company and Principal Shareholders jointly and severally agree that between the date hereof and the Closing:

     SECTION 5.01. Consummation of Agreement. The Company and Principal Shareholders shall use their best efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions.

     SECTION 5.02. Business Operations. The Company and the Subsidiaries shall operate their businesses in the ordinary course consistent with past practice. Without the prior written consent of Parent, the Company and Subsidiaries shall not pursue, negotiate or enter into any acquisitions of other businesses and shall discontinue any such pursuits or negotiations pending as of the date of this Agreement. The Company and Principal Shareholders shall use their reasonable best efforts to preserve the business of the Company and the Subsidiaries intact, to retain the present customers, suppliers, creditors, officers and employees so that they will be available to Parent after the Closing. The Company and Principal Shareholders shall not take any action that could adversely affect the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Company or any Subsidiary without the prior written consent of Parent or take or fail to take any action that would cause or permit the representations made in Article III to be inaccurate at the time of Closing or preclude the Company and Principal Shareholders from making such representations and warranties at the Closing.

     SECTION 5.03. Access. Subject to reasonable notice from Parent, the Company and Principal Shareholders shall permit during business hours, Parent and its authorized representatives full access to, and make available for inspection, all of the assets and business of the Company and the Subsidiaries, including their respective employees, customers and suppliers, and permit Parent and its authorized representatives to inspect and make copies of all documents, records and information with respect to the affairs of the Company and the Subsidiaries as Parent and its representatives may request, all for the sole purpose of permitting Parent to become familiar with the business and assets and liabilities of the Company and the Subsidiaries.

     SECTION 5.04. Material Change. The Company and Principal Shareholders shall promptly inform Parent in writing of any material adverse change in the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Company or any Subsidiary. Notwithstanding the disclosure to Parent of any such material adverse change, the Company and Principal Shareholders shall not be relieved of any liability for, nor shall the providing of such information by the Company to Parent be deemed a waiver by Parent of, the breach of any representation or warranty of the Company and Principal Shareholders contained in this Agreement.

     SECTION 5.05. Approvals of Third Parties. The Company and Principal Shareholders shall use their reasonable best efforts to secure, as soon as practicable after the date hereof, all necessary approvals and consents of third parties and the Company's shareholders to the consummation of the transactions contemplated hereby. In connection therewith, the Company shall duly call, give notice of, convene and hold a shareholders meeting for the purpose of voting on the approval and adoption of this Agreement and the Merger as soon as practicable after the date hereof; provided that, a validly executed consent in lieu of a shareholders meeting shall constitute compliance with this provision. Unless the Company's board of directors determines that an alternative action is necessary in accordance with its fiduciary duties to the Company's shareholders under applicable law (which determination shall not affect the previous approval by the Company's board of directors of the transactions contemplated herein or the obligations of the Company's shareholders under the Voting Agreement), the board of directors of the Company shall recommend approval and adoption of this Agreement and the Merger by the holders of Company Common Stock and shall use all commercially reasonable efforts to obtain such approval and adoption. The Principal Shareholders agree to vote all of their stock in favor of the Agreement and Merger.

     SECTION 5.06. Employee Matters. Neither the Company nor any Subsidiary shall, without the prior written approval of Parent, except as required by law:

          (a) increase the Cash Compensation of the employees set forth on
     Schedule 5.06(a), except in the ordinary course of business;

          (b) adopt, amend or terminate any Compensation Plan;

          (c) adopt, amend or terminate any Employment Agreement;

          (d) adopt, amend or terminate any Employee Policies and Procedures;

          (i) institute, settle or dismiss any employment litigation;

          (j) enter into, modify, amend or terminate any agreement with any union, labor organization or collective bargaining unit; or

          (k) take or fail to take any action with respect to any past or present employee of the Company or any Subsidiary that could adversely affect the business of the Company or any Subsidiary.

     SECTION 5.07. Employee Benefit Plans. Neither the Company nor any Subsidiary shall, without the prior written approval of Parent, except as required by law:

          (a) adopt, amend or terminate any Employee Benefit Plan;

          (b) take any action that would deplete the assets of any Employee Benefit Plan, other than payment of benefits in the ordinary course to participants and beneficiaries;

          (c) fail to pay any premium or contribution due or with respect to any Employee Benefit Plan;

          (d) fail to file any return or report with respect to any Employee Benefit Plan; or

          (e) take or fail to take any action that could adversely affect any Employee Benefit Plan.

     SECTION 5.08. Contracts. Except with Parent's prior written consent, neither the Company nor any Subsidiary shall waive any right or cancel any contract, debt or claim nor assume, enter into, amend or modify any contract, lease, license, obligation, indebtedness, commitment, purchase or sale except in the ordinary course of business consistent with past practices.

     SECTION 5.09. Capital Assets; Payments of Liabilities;
Indebtedness. Neither the Company nor any Subsidiary shall, without the prior written approval of Parent (a) acquire or dispose of any capital asset having an initial cost of $60,000 or more; (b) incur any indebtedness for borrowed money or guarantee any such indebtedness other than in the ordinary course of its business consistent with past practice; (c) voluntarily purchase, cancel, prepay or otherwise provide for a complete or partial discharge in advance of a scheduled repayment date with respect to, or waive any right under, any indebtedness for borrowed money; or (d) discharge or satisfy any lien or encumbrance or pay or perform any obligation or liability other than (i) liabilities and obligations reflected in the Financial Statements or (ii) current liabilities and obligations incurred in the ordinary course of business since July 31, 1999 and, in either case (i) or (ii) above, only as required by the express terms of the agreement or other instrument pursuant to which the liability or obligation was incurred.

     SECTION 5.10. Mortgages, Leases, Liens and Guaranties. Neither the Company nor any Subsidiary shall, without the prior written approval of Parent, enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, permit any security interest, lien, encumbrance or claim of any kind to attach to any of its assets, whether now owned or hereafter acquired, or guarantee or otherwise become contingently liable for any obligation of another, except obligations arising by reason of endorsement for collection and other similar transactions in the ordinary course of business consistent with past practice, or make any capital contribution or investment in any corporation, business or other person. The Company and Subsidiaries shall not (a) enter into (or commit to enter into) any new lease or renew any existing lease of real property (except pursuant to commitments for such lease or lease renewal entered into prior to the date hereof); or (b) purchase or acquire or enter into any agreement to purchase or acquire any real estate.

     SECTION 5.11. No Negotiation with Others. Neither the Company nor any Principal Shareholder shall solicit or participate in negotiations with (and the Company and the Principal Shareholders shall use their best efforts to prevent any affiliate, shareholder, director, officer, employee or other representative or agent of the Company from negotiating with, soliciting or participating in negotiations with) any third party with respect to the sale of the business of the Company or any Subsidiary or any transaction inconsistent with those contemplated hereby, except to the extent necessary to comply with the Company's and the Principal Shareholders' fiduciary duties to the Company's Shareholders under the TBCA.

     SECTION 5.12. HSR Act. The Company and Principal Shareholders shall use their best efforts to file as soon as possible, and to effect early termination of all applicable waiting periods, under the HSR Act, including without limitation complying promptly with all requests thereunder for additional information, if necessary.

     SECTION 5.13. Corporate Actions. No distribution, payment or dividend of any kind will be declared or paid by the Company or any Subsidiary, nor will any repurchase or redemption of any capital stock of the Company be approved or effected. The Company and Subsidiaries shall make no offerings, issuances or grants of securities of the Company or Subsidiaries, including but not limited to options, warrants and other securities convertible into Company Common Stock. The Company and Subsidiaries shall not (a) adopt or propose any change in their respective articles of incorporation or bylaws; (b) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization; or (c) split, combine, reclassify or take similar action with respect to its capital stock.

     SECTION 5.14. Tax Issues. Neither the Company nor any Subsidiary will change any tax election, change any annual tax accounting period, change any method of tax accounting, file any amended Tax Return, enter into any closing agreement relating to any Tax, settle any Tax claim or assessment, surrender any right to claim a Tax refund or consent to any extension or waiver (other than a reasonable extension or waiver) of the limitations period applicable to any Tax claim or assessment, if any such action would have the effect of increasing the aggregate Tax liability or reducing the aggregate tax assets of the Company and its Subsidiaries, taken as a whole.

     SECTION 5.15. General. The Company and Subsidiaries will not agree or commit to do any actions prohibited by this Agreement.

     SECTION 5.16. Tax-Free Reorganization. Neither the Company nor the Principal Shareholders shall take any action prior to or after the Effective Time that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code.

                                   ARTICLE VI

                               PARENT'S COVENANTS

     Parent agrees that between the date hereof and the Closing:

     SECTION 6.01. Consummation of Agreement. Parent shall use its best efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions.

     SECTION 6.02. HSR Act. Parent shall use its best efforts to file as soon as possible, and to effect early termination of all applicable waiting periods, under the HSR Act, including without limitation complying promptly with all requests thereunder for additional information, if necessary.

     SECTION 6.03. Approvals of Third Parties. Parent shall use its reasonable best efforts to secure, as soon as practicable after the date hereof, all necessary approvals and consents of third parties and Parent's shareholders to the consummation of the transactions contemplated hereby. In connection therewith, Parent shall duly call, give notice of, convene and hold a shareholders meeting for the purpose of voting on the approval and adoption of this Agreement and the Merger as soon as practicable after the date hereof. Parent shall use all commercially reasonable efforts to file a preliminary proxy statement within fourteen (14) days after the date of this Agreement. The board of directors of Parent shall recommend approval and adoption of this Agreement and the Merger by its shareholders and shall use all commercially reasonable efforts to obtain such approval and adoption.

     SECTION 6.04. Listing Application. Parent shall prepare and submit to the Nasdaq National Market a listing application covering the Parent Common Stock being issued hereunder and shall use its best effort to obtain approval for the listing of such shares upon official notice of issuance.

     SECTION 6.05. Tax Free Reorganization. Neither Parent nor the Merger Sub shall take any action prior to or after the Effective Time that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under
Section 368(a) of the Code.

     SECTION 6.06. General. Parent will not agree or commit to do any actions prohibited by this Agreement.

                                  ARTICLE VII

                         PARENT'S CONDITIONS PRECEDENT

     Except as may be waived in writing by Parent, the obligations of Parent hereunder are subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

     SECTION 7.01. Representations and Warranties. The representations and warranties of the Company and Principal Shareholders contained herein shall have been true and correct in all respects when initially made and shall be true and correct in all material respects as of the Closing Date; and Parent shall have received a certificate of the Company's President, and of Principal Shareholders, dated as of the Closing Date, to the foregoing effect.

     SECTION 7.02. Covenants and Conditions. The Company and Principal Shareholders shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed and complied with by the Company and Principal Shareholders prior to the Closing Date; and Parent shall have received a certificate of the Company's President, and of Principal Shareholders, dated as of the Closing Date, to the foregoing effect.

     SECTION 7.03. Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened, orally or in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

     SECTION 7.04. No Material Adverse Change. No material adverse change in the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Company shall have occurred since the date of the most recent balance sheet included in the Financial Statements.

     SECTION 7.05. HSR Act. All applicable waiting periods under the HSR Act shall have expired or been terminated.

     SECTION 7.06. Resignations of Directors and Officers. Parent shall have received the resignations of the directors and officers of the Company and all Subsidiaries as requested by Parent in Schedule 7.06.

     SECTION 7.07. Tax Affidavit. Parent shall have received a nonforeign affidavit, as such affidavit is referred to in Section 1445(b)(2) of the Code, of each of the Company's shareholders signed under penalty of perjury and dated as of the Closing Date, to the effect that such shareholder is not a foreign person and providing such shareholder's United States taxpayer identification number.

     SECTION 7.08. Dissenting Shareholders. Parent shall have received a certificate signed by the President of the Company stating that none of the Company's shareholders have filed with the Company a demand for dissenters rights under the TBCA.

     SECTION 7.09. Merger Effective. The Merger shall have become effective under the TBCA.

     SECTION 7.10. Approval by the Shareholders. This Agreement and the transactions contemplated hereby shall have been approved by the shareholders of Parent and the Company.

     SECTION 7.11. Closing Deliveries. Parent shall have received all documents, duly executed in form satisfactory to Parent and its counsel, referred to in
Section 9.01.

                                  ARTICLE VIII

         THE COMPANY'S AND PRINCIPAL SHAREHOLDERS' CONDITIONS PRECEDENT

     Except as may be waived in writing by the Company and Principal Shareholders, the obligations of the Company and Principal Shareholders hereunder are subject to fulfillment at or prior to the Closing Date of each of the following conditions:

     SECTION 8.01. Representations and Warranties. The representations and warranties of Parent contained herein shall have been true and correct in all respects when initially made and shall be true and correct in all material respects as of the Closing Date; and Parent shall have delivered to the Company and Principal Shareholders a certificate of Parent's President, dated as of the Closing Date, to the foregoing effect.

     SECTION 8.02. Covenants and Conditions. Parent shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date; and Parent shall have delivered to the Company and Principal Shareholders a certificate of Parent's President, dated as of the Closing Date, to the foregoing effect.

     SECTION 8.03. Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

     SECTION 8.04. HSR Act. All applicable waiting periods under the HSR Act shall have expired or been terminated.

     SECTION 8.05. No Material Adverse Change. No material adverse change in the condition (financial or otherwise), operations, assets, liabilities, business or prospects of Parent shall have occurred since the date of the most recent balance sheet of Parent provided to the Company.

     SECTION 8.06. Approval by the Shareholders. This Agreement and the transactions contemplated hereby shall have been approved by the shareholders of Parent and the Company.

     SECTION 8.07. Nasdaq Listing. The shares of Parent Common Stock being issued hereunder shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

     SECTION 8.08. Closing Deliveries. The Company or Principal Shareholders, as the case may be, shall have received all documents referred to in Section 9.02.

     SECTION 8.09. Tax Opinion. The Company shall have received a written opinion from its tax counsel, Andrews & Kurth LLP, in form and substance reasonably satisfactory to the Company, to the effect that, based on the facts, representations and assumptions set forth in such opinion, the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code and such opinion shall have not been withdrawn. The parties to this Agreement agree to make such reasonable representations as requested by such counsel for the purpose of rendering such opinion.

                                   ARTICLE IX

                               CLOSING DELIVERIES

     SECTION 9.01. Deliveries of the Company and Principal Shareholders. At the Closing, the Company and Principal Shareholders shall deliver to Parent the following, all of which shall be in form and content satisfactory to Parent and its counsel:

          (a) certificates representing all of the Company Common Stock, duly endorsed and in proper form for transfer to Parent by delivery under applicable law, or accompanied by duly executed instruments of transfer in blank;

          (b) a copy of resolutions of the Board of Directors and shareholders of the Company authorizing the execution, delivery and performance of this Agreement and all related documents and agreements, each certified by the Secretary of the Company as being true and correct copies of the originals thereof subject to no modifications or amendments;

          (c) a certificate of the President of the Company, and of Principal Shareholders, dated the Closing Date, as to the truth and correctness of the representations and warranties of the Company and Principal Shareholders contained herein on and as of the Closing Date;

          (d) a certificate of the President of the Company, and of Principal Shareholders, dated the Closing Date, (i) as to the performance of and compliance by the Company and Principal Shareholders with all covenants contained herein on and as of the Closing Date and (ii) certifying that all conditions precedent of the Company and Principal Shareholders to the Closing have been satisfied;

          (e) a certificate of the Secretary of the Company certifying as to the incumbency of the directors and officers of the Company and as to the signatures of such directors and officers who have executed documents delivered at the Closing on behalf of the Company;

          (f) a certificate, dated within five business days of the Closing Date, of the Secretary of State of the states of incorporation of the Company and each Subsidiary establishing that the Company and each Subsidiary is in existence, has paid all franchise taxes and otherwise is in good standing to transact business in its state of incorporation;

          (g) certificates, dated within five business days of the Closing Date, of the Secretaries of State of the states in which the Company and each Subsidiary is qualified to do business, to the effect that the Company and each Subsidiary is qualified to do business and is in good standing as a foreign corporation in each of such states;

          (h) an opinion of Andrews & Kurth, L.L.P., counsel to the Company and Principal Shareholders, dated as of the Closing Date, in substantially the form attached as Exhibit C;

          (i) all authorizations, consents, approvals, permits and licenses referenced in Schedule 3.08;

          (j) an executed General Release in substantially the form attached as Exhibit D;

          (k) executed Articles of Merger to effectuate the Merger;

          (l) executed Escrow Agreement in substantially the form attached as Exhibit E;

          (m) executed tax certificate in substantially the form attached as Exhibit F; and

          (n) such other instrument or instruments of transfer as shall be necessary or appropriate, as Parent or its counsel shall reasonably request, to vest in Parent good and marketable title to the Company Common Stock.

     SECTION 9.02. Deliveries of Parent. At the Closing, Parent shall deliver the following to the Company or the appropriate party:

          (a) the Parent Common Stock and Parent Options as set forth in Section 1.04;

          (b) a copy of the resolutions of the Board of Directors of Parent authorizing the execution, delivery and performance of this Agreement and all related documents and agreements and approving the issuance of the Parent Common Stock to be issued hereunder, each certified by Parent's Secretary as being true and correct copies of the originals thereof subject to no modifications or amendments;

          (c) a certificate of the President of Parent, dated the Closing Date, as to the truth and correctness of the representations and warranties of Parent contained herein on and as of the Closing Date;

          (d) a certificate of the President of Parent, dated the Closing Date,
     (i) as to the performance of and compliance by Parent with all covenants contained herein on and as of the Closing Date and (ii) certifying that all conditions precedent of Parent to the Closing have been satisfied;

          (e) a certificate of the Secretary of Parent certifying as to the incumbency of the directors and officers of Parent and as to the signatures of such directors and officers who have executed documents delivered at the Closing on behalf of Parent;

          (f) a certificate, dated within five business days of the Closing Date, of the Secretary of State of Parent's state of incorporation, establishing that Parent is in existence, has paid all state taxes and otherwise is in good standing to transact business in such state;

          (g) certificates, dated within five business days of the Closing Date, of the Secretaries of State of the states in which Parent and Merger Sub are qualified to do business, to the effect that Parent and Merger Sub are qualified to do business and are in good standing as a foreign corporation in each of such states;

          (h) an opinion of Jackson Walker L.L.P. counsel to Parent and Merger Sub, dated as of the Closing Date, in substantially the form attached as Exhibit G;

          (i) executed Escrow Agreement in substantially the form attached as Exhibit E; and

          (j) executed tax certificate in substantially the form attached as Exhibit F.

                                   ARTICLE X

                              POST CLOSING MATTERS

     SECTION 10.01. Further Instruments of Transfer. Following the Closing, at the request of Parent, Principal Shareholders shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to (a) vest in Parent good and marketable title to the Company Common Stock and (b) carry out more effectively the provisions of this Agreement and to establish and protect the rights created in favor of the parties hereunder or thereunder.

     SECTION 10.02. Registration Rights. The Company and Parent covenant and agree as follows:

          (a) Definitions. For purposes of this Section 10.02:

             (i) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 10.02(l) hereof.

             (ii) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

             (iii) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document.

             (iv) The term "Registrable Securities" means (A) the shares of Parent Common Stock issued pursuant to Section 1.04 of this Agreement (including the shares of Parent Common Stock underlying the Parent Options that are not registered on Form S-8 under Section 10.06 below), and (B) any Parent Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (A) above, excluding in all cases, however, any Registrable Securities (I) sold by a Holder in a transaction in which such Holder's rights under this
        Section 10.02 are not assigned, or (II) registered under the Act, the registration statement in connection therewith has been declared effective; provided, however, that in either case of (A) or (B) above, any such securities shall cease to be Registrable Securities if the registration rights granted hereunder are not transferred in accordance with the provisions of Section 10.02(l) below. For purposes of Sections
        10.02 (c) and (d) below, the term "Registrable Securities" does not include Shelf Shares.

             (v) The term "SEC" shall mean the Securities and Exchange
        Commission.

             (vi) The term "Shelf Shares" shall mean 350,000 shares of Parent Common Stock issued pursuant to Section 1.04 of this Agreement, which Shelf Shares are identified on Schedule 10.02(a).

          (b) Shelf Registration.

             (i) On or before 60 days after the Closing Date, Parent agrees to cause the filing of a registration statement on an appropriate form with the SEC to register the resale from time to time in the open market of the Shelf Shares (as adjusted to or resulting from additional securities being issued in connection with the reclassification, split, combination, or dividends of securities paid thereon). Parent shall use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC and to remain effective from the date it is declared effective by the SEC until the earlier of: (A) six months after the first anniversary of the Closing Date; or (B) the date upon which all the Shelf Shares which are included in such registration statement have been sold.

             (ii) The registration statement filed pursuant to this Section 10.02(b) may include other securities of Parent.

          (c) Demand Registration.

             (i) From and after six months after the Closing Date, the Holders of at least 55% of the Registrable Securities then outstanding (excluding any Shelf Shares) may notify Parent in writing that such Holders desire for Parent to cause up to all of such notifying Holders' Registrable Securities to be registered for sale to the public under the Act. Upon receipt of such written request, Parent will promptly notify in writing all other Holders of Registrable Securities of such request, which Holders shall within twenty days following such notice from Parent notify Parent in writing whether such persons desire to have up to all of the Registrable Securities held by each of them included in such offering. Parent will, promptly following the expiration of such twenty day period, prepare and file subject to the provisions of this Section 10.02, and use its best efforts to prosecute to effectiveness, an appropriate filing with the SEC of a registration statement covering such Registrable Securities and the proposed sale or distribution thereof under the Act.

             (ii) Notwithstanding anything in this Section 10.02(c) to the contrary, Parent shall not be obligated to prepare or file any registration statement pursuant to this Section 10.02(c) or to prepare or file any amendment or supplement thereto, at any time when Parent delivers a certificate signed by Parent's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of Parent that the filing thereof at the time requested, or the offering of securities pursuant thereto (A) would materially adversely affect a pending or proposed public offering of Parent's securities, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, negotiations, discussions or pending proposals with respect thereto or (B) would materially adversely affect the business or prospects of Parent in view of the disclosures that may be required thereby of information about the business, assets, liabilities or operations of Parent theretofore disclosed; provided, however, that the filing of a registration statement, or any supplement or amendment thereto, by Parent may be deferred pursuant to this Section 10.02(c) for no longer than 180 days (but only once in every twelve month period) after the delivery of such demand notice.

             (iii) Notwithstanding anything in this Section 10.02(c) to the contrary: (A) Parent shall not be required to effect the registration of the Registrable Securities pursuant to this Section 10.02(c) more than one time; and (B) Parent shall not be required to effect any such registration unless at least $1 million of Registrable Securities are to be sold in such registration (with such amount being determined based on the market price of the Parent Common Stock on the date of the initiating Holder(s) request). If any registration pursuant to this
        Section 10.02(c) is in the form of an underwritten offering, Parent will select and obtain the investment banker or investment bankers and manager or managers that will administer the offering, which investment bankers must offer terms which are reasonably competitive in the marketplace for similar size companies and similar offerings. Parent shall (together with all Holders proposing to distribute Registrable Securities through such underwriting) enter into an underwriting agreement, containing usual and customary terms, with the managing underwriter selected for such underwriting. If any holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Parent and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

             (iv) If any registration statement under this Section 10.02(c) is not declared effective (except as a result of Holders withdrawing Registrable Securities), then the holders of Registrable Securities may request an additional registration under this Section 10.02(c).

             (v) No registrations effected under this Section 10.02(c) shall relieve Parent of its obligations to effect any registrations under, and pursuant to the terms of, Section 10.02(d).

          (d) Piggyback Registration. If (but without any obligation to do so) Parent proposes to register (including for this purpose a registration effected by Parent for shareholders other than the Holders) any Parent Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than registration relating solely to the sale of securities to participants in a Parent stock option, stock purchase or similar employee benefit plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities (including Form S-4 or any form substitution thereof) or a registration in which the only Parent Common Stock being registered is Parent Common Stock issuable upon conversion of debt securities which are also being registered or a SEC Rule 145 transaction), Parent shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty days after mailing of such notice by Parent, Parent shall, subject to the provisions of Section 10.02(h), use all reasonable efforts to cause to be registered under the Act and any applicable state securities laws up to all of such requesting Holder's Registrable Securities.

          (e) Obligations of Parent. Whenever under this Section 10.02 Parent is to effect the registration of any Registrable Securities, Parent shall, as expeditiously as reasonably possible:

             (i) Prepare and file with the SEC on any appropriate form a registration statement with respect to the Registrable Securities proposed to be registered and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to twelve months (except as provided in Section 10.02(b)(i)) or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

             (ii) Unless such registration is a firm commitment underwriting, prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement for a period of twelve months (except as provided in Section 10.02(b)(i)).

             (iii) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

             (iv) Use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as the underwriter or such sellers shall reasonably request and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that Parent shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

             (v) Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to Parent, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and to send such seller a reasonable number of copies of a supplement to or any amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

             (vi) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

             (vii) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

             (viii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (f) Furnish Information. It shall be a condition precedent to the obligations of Parent to take any action pursuant to this Section 10.02 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Parent such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          (g) Expenses of Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 10.02 in connection with one demand registration, any shelf registration and all piggyback registrations including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Parent and the reasonable fees and expenses of one counsel for the selling Holders (as a group) (but excluding underwriter's commissions and fees and any fees of others employed by a selling Holder) shall be borne by Parent.

          (h) Underwriting Requirements; Cut-backs.

             (i) In connection with any offering involving an underwriting of shares of Parent's capital stock, Parent shall not be required to include any Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between Parent and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not materially jeopardize or in any way reduce the success of the offering by Parent (with the securities being eliminated as provided in (ii) below).

             (ii) Parent has previously granted registration rights to certain of its securityholders (the "Other Holders"). Notwithstanding anything in this Section 10.02 to the contrary, in the event of any request for registration hereunder, Parent shall provide each Other Holder the notice required with respect to their registration rights and will allow such Other Holders to participate in any such registration to the extent of such registration rights; it being acknowledged and agreed that if the total amount of securities, including Registrable Securities, requested by Holders and Other Holders to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering (excluding any securities to be offered by Parent), then Parent shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders and Other Holders according to the total amount of securities entitled to be included therein owned by each selling Holder and Other Holder or in such other proportions as shall mutually be agreed to by such selling Holders and Other Holders).

          (i) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration by Parent of any securities as a result of any controversy that might arise with respect to the interpretation or implementation of this Section 10.02.

          (j) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 10.02:

             (i) To the extent permitted by law, Parent will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Parent of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under, the 1934 Act or any state securities law; and, subject to Section 10.02(j)(iii) below, Parent will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.02(j)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Parent (which consent shall not be reasonably delayed or withheld), nor shall Parent be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

             (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless Parent, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Parent within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, and any agent of Parent, against any losses, claims, damages, or liabilities joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 10.02(j)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.02(j)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be reasonably withheld; provided, that, in no event shall any indemnity under this Section 10.02(j)(ii) exceed the net proceeds from the offering received by such Holder.

             (iii) Promptly after receipt by an indemnified party under this
        Section 10.02(j) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
        Section 10.02(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party receiving similar notice, to assume the defense thereof with counsel reasonably satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; otherwise, the indemnified party shall be responsible for the fees and expenses of its counsel. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
        Section 10.02(j) with respect to such action, but not with respect to any other action.

             (iv) Except as provided in the last sentence of Section 10.02(j)(iii) above, if the indemnification provided for in this Section 10.02(j) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

             (vi) The obligations of Parent and Holders under this Section 10.02(j) shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Section 10.02.

          (k) Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Parent to the public without registration or pursuant to a registration on Form S-3, Parent agrees to:

             (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing Date;

             (ii) file with the SEC in a timely manner all reports and other documents required of Parent under the Act and the 1934 Act; and

             (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (A) a written statement by Parent that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by Parent), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (B) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent, and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

          (l) Assignment of Registration Rights. The registration rights of the Holders under this Section 10.02 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who purchases from such Holder at least 10,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (A) Parent is within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (B) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 10.02(m) below; and (C) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          (m) Lock-up Agreement. Each Holder hereby agrees that if requested by Parent or the underwriters in any underwritten offering, such Holder shall not, for the period of not more than 180 days (as specified by the managing underwriter) after the effective date of an underwritten public offering of shares of Parent Common Stock, if requested by the managing underwriter, without the prior written approval of Parent or such underwriters (as the case may be), directly or indirectly, sell, offer to sell, contract to sell (including without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any shares of Parent Common Stock legally or beneficially owned by such Holder. In order to enforce the foregoing covenant, Parent may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the provisions of this Section 10.02(m) shall only be applicable to the Holders if all officers and directors of Parent enter into similar agreements.

          (n) Termination of Registration Rights. Notwithstanding anything in this Section 10.02 to the contrary, no Holder shall be entitled to exercise any right provided for in this Section 10.02: (i) at any time more than two
     (2) years following the Closing Date or (ii) at such time as such Holder is able to sell all of such Holder's Registrable Securities in a single three-month period in compliance with Rule 144.

          (o) Limitations on Subsequent Registration Rights. From and after the date of this Agreement and until Holder's registration rights terminate pursuant to Section 10.02(n) above, Parent shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of Parent that would grant to such holder or prospective holder registration rights which are superior to those granted to the Holders hereunder (although pari passu rights will be permissible).

     SECTION 10.03. Appointment of Directors. Parent shall cause Ladin to become a member of the board of directors of Parent immediately following the Effective Time and shall increase the size of the board to five members, consisting of the aforesaid person and the four current board members. In addition, following the Closing, the parties acknowledge and agree that the board of directors and management of Parent will use reasonable efforts to cause John N. Palmer to become a member of the board of directors of Parent and in that event, will increase the size of the board to six members. Should John N. Palmer decline to become a member of the board of directors of Parent, then Ladin may nominate someone else to become a director subject to the approval of the board of directors other than Ladin. In addition, following the Closing, the parties acknowledge and agree that William O. Hunt and John N. Palmer (should he become a director) will jointly attempt to identify up to two (2) outside persons to add as members of the board of directors of Parent and that in such event, the board of directors of Parent shall be increased to eight persons. If John N. Palmer does not become a member of the board of directors of Parent, then William O. Hunt and Ladin will jointly attempt to identify up to two (2) outside persons to add as members of the board of directors of Parent. So long as John
N. Palmer and Ladin, collectively, own 5% or more of the Parent's outstanding common stock, Parent will use its reasonable best efforts to elect Ladin to the Board of Directors.

     SECTION 10.04. Tax Matters. Each party hereto shall provide to each of the other parties hereto such cooperation and information as any of them reasonably may request in filing any Return, amended Return or claim for refund, determining a liability for Taxes or a right to refund of such Taxes or in conducting any audit or other proceeding in respect of such Taxes. Such cooperation and information shall include providing copies of all relevant portions of Returns, together with relevant accompanying schedules, work papers, documents relating to rulings or other determinations by taxing authorities and records concerning the ownership and tax basis of property, which such party may possess.

     SECTION 10.05. Indemnification of Directors and Officers.

          (a) From and after the Effective Time and for a period of six (6) years thereafter, the Surviving Corporation shall fulfill and honor in all material respects the indemnification obligations of the Company contained in the Articles of Incorporation or by-laws or any equivalent organizational document of the Company as in effect immediately prior to the Effective Time.

          (b) The provisions of this Section 10.05 are intended to be for the benefit of, and shall be enforceable by, each Person entitled to indemnification as set forth in Section 10.05(a) and the heirs and representatives of such Person. Parent shall not permit the Surviving Corporation to dividend or distribute all or substantially all of its assets, or merge or consolidate with, or sell all or substantially all of its assets to, any other Person unless: (i) the Surviving Corporation ensures that the surviving or resulting entity will assume the obligations imposed by this Section 10.05; or (ii) Parent agrees to assume the obligations of the Surviving Corporation imposed by this Section 10.05.

     SECTION 10.06. Registration of Shares Underlying Parent Options. As soon as practicable after the Closing Date, but in no event later than fifteen business days following the Closing Date, Parent shall register all of the shares of Parent Common Stock underlying Parent Options that Parent is permitted to register on a Form S-8 under the rules and regulations of the SEC.

                                   ARTICLE XI

                                    REMEDIES

     SECTION 11.01. Indemnification by Shareholders. Subject to the terms and conditions of this Article, the shareholders of the Company entitled to shares of Parent Common Stock under Section 1.04 (the "Indemnifying Shareholders") each agree to indemnify, defend and hold Parent and its directors, officers, agents, attorneys and affiliates (the "Parent Indemnitees") harmless from and against any and all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages and expenses (including reasonable attorneys' and other fees and expenses for investigation and defense with respect to the foregoing) (collectively, "Damages") asserted against or incurred by such indemnitees by reason of or resulting from: (a) a breach of any representation, warranty or covenant of the Company or Principal Shareholders contained herein, in any exhibit, schedule, certificate or financial statement delivered hereunder, any certificate delivered at Closing, or in any agreement executed in connection with the transactions contemplated hereby; and (b) any claims, liabilities, costs, expenses or losses resulting from and arising out of the matters described in Schedule 11.01 attached hereto; provided that the Indemnifying Shareholders shall not be required to indemnify the Parent Indemnitees in respect to any Damages until the aggregate amount of all such Damages exceeds $100,000 (the "Basket"), whereupon the Indemnifying Shareholders shall be required to indemnify the Parent Indemnitees in respect of such Damages to the extent (but only to the extent) that such Damages exceed the Basket. Any provision in this Agreement to the contrary notwithstanding, (x) the Indemnifying Shareholders' liability to the Parent Indemnitees for Damages under this Article shall be limited to the Escrowed Shares and shall be payable only by return of the Escrowed Shares in accordance with the Escrow Agreement, except as provided in the next sentence of this Section 11.01; (y) Damages arising out of a breach of the representations in Section 3.01, 3.03 or 3.05 with respect to an Indemnifying Shareholder shall be the obligation of only the Indemnifying Shareholder breaching such representations; and (z) the obligations of the Principal Shareholders to indemnify the Parent Indemnitees for Damages arising out of any breach of any representation or warranty contained in Article II of this Agreement shall be several, and not joint, and shall be the obligation only of the Principal Shareholder breaching such representation or warranty. Notwithstanding anything hereinabove to the contrary, in the event of any Damages arising from a breach of the representations set forth in Section 3.01, 3.03, or 3.05 in excess of the Escrowed Shares remaining in escrow, the Indemnifying Shareholders shall be severally liable on a pro rata basis based upon the amount of shares of Parent Common Stock issued to each Indemnifying Shareholder hereunder, but not in excess of such amount of Parent Common Stock issued to such Indemnifying Shareholder. Any claim for Damages against an Indemnifying Shareholder to be satisfied by Escrowed Shares shall be pursuant to and in accordance with the Escrow Agreement.

     SECTION 11.02. Indemnification by Parent. Subject to the terms and conditions of this Article, Parent hereby agrees to indemnify, defend and hold the Company and Indemnifying Shareholders and its or their respective directors, officers, agents, attorneys and affiliates (the "Company Indemnities") harmless from and against all Damages asserted against or incurred by any of such indemnitees by reason of or resulting from a breach of any representation, warranty or covenant of Parent contained herein or in any exhibit, schedule or certificate delivered hereunder, any certificate delivered at Closing, or in any agreement executed in connection with the transactions contemplated hereby; provided however, that Parent shall not be required to indemnify the Company Indemnitees in respect to any Damages until the aggregate amount of all such Damages exceeds the Basket.

     SECTION 11.03. Conditions of Indemnification. The respective obligations and liabilities of the Company and Principal Shareholders and Parent (the "indemnifying party") to the other (the "party to be indemnified") under Sections 11.01 and 11.02 with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

          (a) Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided that the party to be indemnified may participate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by the party to be indemnified unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the party to be indemnified and the party to be indemnified has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case, if the party to be indemnified informs the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the party to be indemnified, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the party to be indemnified, which firm shall be designated in writing by the party to be indemnified).

          (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

          (c) Notwithstanding the foregoing, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified.

          (d) The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

     SECTION 11.04. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company, Principal Shareholders or Parent pursuant to this Agreement shall be deemed to have been representations and warranties by the Company and Principal Shareholders or Parent, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive for a period of twelve months after the Closing Date. Any claims for Damages must be made prior to the expiration of the applicable period set forth in this section, and as to any such claim that is presented to the indemnifying party within the applicable period set forth in this section, such obligation to indemnify shall continue to survive until such claim is finally resolved or disposed of.

     SECTION 11.05. Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement, any exhibit or any document, instrument or certificate contemplated hereby shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

     SECTION 11.06. Remedies Exclusive. The remedies provided in this Article shall be exclusive of any other rights or remedies available to one party against the other, either at law or in equity, except in the case of fraud.

     SECTION 11.07. Offset. Any and all amounts owing or to be paid by Parent to Principal Shareholders, hereunder or otherwise, shall be subject to offset and reduction pro tanto by any amounts that may be owing at any time by Principal Shareholders to Parent in respect of any failure or breach of any representation, warranty or covenant of the Company or Principal Shareholders under or in connection with this Agreement or any other agreement with Parent or any transaction contemplated hereby or thereby, as reasonably determined by Parent. If Parent determines that such offset is appropriate, notice shall be given to Principal Shareholders of such determination at least 10 days prior to the due date of the payment to be reduced. If the conditions upon which the reduction is based are cured by Principal Shareholders prior to such due date, as determined by Parent, the amount of such payment shall not be so reduced.

     SECTION 11.08. Costs, Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees and expenses), except that each party hereto that is shown to have breached this Agreement or any other agreement contemplated hereby agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by any other party in successfully (a) enforcing any of the terms of this Agreement against such breaching party or (b) proving that another party breached any of the terms of this Agreement.

                                  ARTICLE XII

                                  TERMINATION

     SECTION 12.01. Termination. This Agreement may be terminated:

          (a) At any time prior to the Closing Date by mutual written agreement of all parties.

          (b) At any time prior to the Closing Date by Parent if any representation or warranty of the Company or Principal Shareholders contained in this Agreement or in any certificate or other document executed and delivered by the Company pursuant to this Agreement is or becomes untrue or breached in any material respect or if the Company or Principal Shareholders fail to comply in any material respect with any covenant contained herein, and any such misrepresentation, noncompliance or breach is not cured, waived or eliminated within seven days.

          (c) At any time prior to the Closing Date by the Company if any representation or warranty of Parent contained in this Agreement or in any certificate or other document executed and delivered by Parent pursuant to this Agreement is or becomes untrue or breached in any material respect or if Parent fails to comply in any material respect with any covenant contained herein, and any such misrepresentation, noncompliance or breach is not cured, waived or eliminated within seven days.

          (d) By Parent if the conditions stated in Article VII have not been satisfied by the Closing Date.

          (e) By the Company if the conditions stated in Article VIII have not been satisfied by the Closing Date.

In the event this Agreement is terminated pursuant to subparagraph (b), (c), (d) or (e) above, Parent, the Company and Principal Shareholders shall each be entitled to pursue, exercise and enforce any and all remedies, rights, powers and privileges available at law or in equity. In the event of a termination of this Agreement under the provisions of this Article, a party not then in material breach of this Agreement shall stand fully released and discharged of any and all obligations under this Agreement.

     SECTION 12.02. Stock Price Protection.

          (a) This Agreement may be terminated by the Company on the Closing Date, if both of the following conditions are satisfied:

             (i) the market value of the Parent Common Stock as of the close of business on the Determination Date (the "Parent Market Value") shall be less than $9.875; and

             (ii) the quotient obtained by dividing the Parent Market Value by the Starting Date Price (such number being referred to herein as the "Parent Ratio") shall be less than the quotient obtained by dividing the Index Price on the Determination Date by the Index Price on the Starting Date and subtracting 0.15 from such quotient subject, however, to the following: If the Company shall elect to terminate this Agreement pursuant to this Section 12.02, it shall give written notice thereof to Parent on the Closing Date; but provided further, that Parent shall have the option to elect to increase the Exchange Ratio by multiplying the Exchange Ratio by the quotient obtained by dividing the Starting Date Price by the Parent Market Value, whereupon no termination shall have occurred pursuant to this Section 12.02 and this Agreement shall remain in effect in accordance with its terms (except as the Exchange Ratio shall have been so modified), and any references in this Agreement to "Exchange Ratio" shall thereafter be deemed to refer to the Exchange Ratio as adjusted pursuant to this Section 12.02.

          (b) For purposes of this Section 12.02, the following terms shall have the meanings indicated:

             "Starting Date Price" shall mean the closing price per share of the Parent Common Stock on the Nasdaq National Market on the last trading day prior to the date of this Agreement.

             "Determination Date" shall mean the date immediately preceding the Closing Date.

             "Index Group" shall mean the six internet service provider companies listed below, the common stocks of all of which shall be publicly traded and as to which there shall not have been, since the Starting Date and before the Determination Date, any public announcement of a proposal of such company to be acquired or for such company to acquire another company or companies in transactions with a value exceeding 25% of the acquiror's market capitalization. In the event that any such company or companies are removed from the Index Group, the weights which have been determined based upon the number of shares of outstanding common stock shall be redistributed proportionately for purposes of determining the Index Price. The six internet service provider companies and the weights attributed to them are as follows:

INTERNET SERVICE PROVIDER                                  % WEIGHTING
-------------------------                                  -----------
MindSpring...............................................    16 2/3%
Earthlink................................................    16 2/3%
Prodigy Communications...................................    16 2/3%
OneMain.com..............................................    16 2/3%
Voyager Net..............................................    16 2/3%
Flash net................................................    16 2/3%
                                                             ------
          Total..........................................    100.00%

             "Index Price" on a given date shall mean the weighted average (weighted in accordance with the factors listed above) of the closing sales prices on such date of the companies composing the Index Group.

             "Starting Date" shall mean the date of this Agreement or the last business day prior to the date of this Agreement if this Agreement is not dated as of a business day.

             If Parent or any company belonging to the Index Group declares or effects a stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares, or similar transaction between the Starting Date and the Determination Date, the prices for the common stock of such company or Parent shall be appropriately adjusted for the purposes of applying this Section 12.02.

     SECTION 12.03. This Agreement shall terminate if the Closing has not occurred by December 15, 1999.

                                  ARTICLE XIII

                                 MISCELLANEOUS

     SECTION 13.01. Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto.

     SECTION 13.02. Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto, except by Parent to an affiliate of Parent.

     SECTION 13.03. Parties In Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

     SECTION 13.04. Entire Agreement. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     SECTION 13.05. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     SECTION 13.06. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF
LAWS) OF THE STATE OF TEXAS.

     SECTION 13.07. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     SECTION 13.08. Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

     SECTION 13.09. Reference to Agreement. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted.

     SECTION 13.10. Confidentiality; Publicity and Disclosures. Each party shall keep this Agreement and its terms confidential, and shall make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior knowledge and consent of the other parties hereto; provided that the foregoing shall not prohibit any disclosure (a) by press release, filing or otherwise that is required by federal securities laws or the rules of the Nasdaq National Market, (b) to attorneys, accountants, investment bankers or other agents of the parties assisting the parties in connection with the transactions contemplated by this Agreement and (c) by Parent in connection with conducting an examination of the operations and assets of the Company and the Subsidiaries.

     SECTION 13.11. Notice. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person or by facsimile transmission. Such notice shall be deemed received on the date on which it is hand-delivered or received by facsimile transmission or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

                   If to Parent:                  Internet America, Inc.
                                                  350 N. St. Paul Street, Suite 3000
                                                  Dallas, Texas 75201
                                                  Attn: President

                   with a copy to:                Richard Dahlson
                                                  Jackson Walker L.L.P.
                                                  901 Main Street, Suite 6000
                                                  Dallas, Texas 75202

                   If to the Company:             PDQ. Net, Incorporated
                                                  20 E. Greenway, Suite 600
                                                  Houston, Texas 77046
                                                  Attn: President

                   If to Principal Shareholders:  William E. Ladin, Jr.
                                                  20 E. Greenway, Suite 600
                                                  Houston, Texas 77046
                                                  J. N. Palmer Family Partnership
                                                  2335 Eastover
                                                  Jackson, Mississippi 39211

                   with a copy to:                Jeffrey R. Harder
                                                  Andrews & Kurth, L.L.P.
                                                  2170 Buckthorne Place, Suite 150
                                                  The Woodlands, Texas 77380

Any party may change its address for notice by written notice given to the other parties in accordance with this Section.

     SECTION 13.14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     EXECUTED as of the date first above written.

                                            PARENT:

                                            INTERNET AMERICA, INC.

                                            By: /s/ MICHAEL T. MAPLES
                                              ----------------------------------
                                              Michael T. Maples
                                              President and Chief Executive
                                                Officer

                                            MERGER SUB:

                                            GEEK HOUSTON II, INC.

                                            By: /s/ MICHAEL T. MAPLES
                                              ----------------------------------
                                              Michael T. Maples
                                              President

                                            THE COMPANY:

                                            PDQ.NET, INCORPORATED

                                            By: /s/ WILLIAM E. LADIN, JR.
                                              ----------------------------------
                                              William E. Ladin, Jr.

                                            PRINCIPAL SHAREHOLDERS:

                                            /s/ WILLIAM E. LADIN, JR.
                                            ------------------------------------
                                            William E. Ladin, Jr.

                                            /s/ JOHN N. PALMER
                                            ------------------------------------
                                            J. N. Palmer Family Partnership
                                            By: John N. Palmer, General Partner

                                                                       EXHIBIT A

                                  DEFINITIONS

     In addition to terms otherwise defined in this Agreement, as used in this Agreement, the following terms shall have the meanings set forth below:

     "Articles of Merger" shall have the meaning set forth in Section 1.02.

     "knowledge", "have no knowledge of ", or "do not know of " and similar phrases shall mean (i) in the case of a natural person, the particular fact was known, or not known, as the context requires, to such person after diligent investigation and inquiry by such person, and (ii) in the case of an entity, the particular fact was known, or not known, as the context requires, to any executive officer of such entity after diligent investigation and inquiry by the principal executive officer of such entity.

     "Cash Compensation" shall have the meaning set forth in Section 3.11(a).

     "Closing" shall mean the closing of the transactions contemplated by this Agreement, which shall occur at 10:00 a.m., local time, on the Closing Date in the offices of Jackson Walker L.L.P., Suite 6000, 901 Main Street, Dallas, Texas 75202, or at such other time and place as shall be mutually agreed in writing by the parties hereto.

     "Closing Date" shall mean the date of Closing, which date shall be as soon as practicable after the date of this Agreement; provided that the date may not be later than December 15, 1999.

     "Code" shall mean the Internal Revenue Code of 1986.

     "Commitments" shall have the meaning set forth in Section 3.15(a).

     "Company Common Stock" shall have the meaning set forth in Section 1.04.

     "Company Shareholders" shall have the meaning set forth in Section 10.02.

     "Compensation Plans" shall have the meaning set forth in Section 3.11(b).

     "Competitor" means an Internet service provider that operates in a geographic market in which Parent operates.

     "Controlled Group" shall have the meaning set forth in Section 3.1(d).

     "Damages" shall have the meaning set forth in Section 10.02.

     "Dissenting Share" shall have the meaning set forth in Section 1.06.

     "Effective Time" shall have the meaning set forth in Section 1.02.

     "Employee Benefit Plan" shall have the meaning set forth in Section
3.12(a).

     "Employee Policies and Procedures" shall have the meaning set forth in
Section 3.11(d).

     "Employment Agreements" shall have the meaning set forth in Section
3.11(c).

     "Environmental Laws" shall have the meaning set forth in Section 3.33(a).

     "Exchange Ratio" means the ratio obtained by dividing 2,425,000 by the number of issued and outstanding shares of Company Common Stock as set forth on
Schedule 3.01.

     "Financial Statements" shall have the meaning set forth in Section 3.09.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "ordinary course of business" means the usual and customary way in which the Company or any Subsidiary, as the case may be, has conducted its business in the past.

     "Merger" shall have the meaning set forth in the preamble of this Agreement.

     "Related Agreements" shall have the meaning set forth in Section 2.03.

     "Parent Common Stock" shall have the meaning set forth in Section 1.04.

     "Parent Notice" shall have the meaning set forth in Section 10.02.

     "Personal Property" shall have the meaning set forth in Section 3.14(b).

     "Proprietary Rights" shall have the meaning set forth in Section 3.18(a).

     "Return" or "Returns" means any returns, reports or statements (including any information returns) required to be filed for purposes of a particular Tax. "Tax" or "Taxes" means all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, deed, stamp, alternative or add on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

     "Shares" shall have the meaning set forth in Section 10.02.

     "Subsidiary" shall mean any corporation, partnership, joint venture or other legal entity of which the Company owns, directly or indirectly, stock or other equity interests which entitle the holder to vote for the election of the board of directors or other governing body of such corporation or other legal entity; and shall include within the meaning of the term each Subsidiary, as defined above, of any Subsidiary of the Company.

     "Surviving Corporation" shall have the meaning set forth in Section 1.01.

                                                                       EXHIBIT B

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (the "Agreement"), dated as of September   , 1999
(the "Agreement"), is by and between Internet America, Inc., a Texas corporation ("Internet America"), PDQ.Net, Incorporated, a Texas corporation ("PDQ"), the undersigned shareholders of Internet America (the "Internet America Shareholders") and the undersigned shareholders of PDQ (the "PDQ Shareholders"). The Internet America Shareholders and the PDQ Shareholders are referred to collectively as the "Shareholders."

                                  WITNESSETH:

     WHEREAS, the Internet America Shareholders are the record and beneficial owners of shares of common stock, par value $0.01 per share, of Internet America and the PDQ Shareholders are the record and beneficial owners of shares of common stock, par value $0.01 per share, of PDQ, (such shares together with any other common stock and any other securities of the Company or PDQ having any voting rights now or hereafter owned by the Shareholders are referred to as the "Shares"); and

     WHEREAS, Internet America, GEEK Houston II, Inc., a Texas corporation and wholly-owned subsidiary of Internet America ("Merger Sub"), PDQ and certain shareholders of PDQ have entered into that certain Agreement and Plan of Merger dated as of the same date hereof (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will merge with and into PDQ, with PDQ surviving as a wholly owned subsidiary of Internet America (the "Merger") (all capitalized terms used herein without definition have the meanings ascribed to them in the Merger Agreement); and

     WHEREAS, a condition to closing the Merger Agreement is that Internet America's shareholders and PDQ's shareholders approve and adopt the Merger Agreement and the Merger.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the parties hereto agree as follows:

          1. Voting of Shares.

             (a) Internet America Shareholders. During the term of this Agreement, each Internet America Shareholder agrees that: (i) such Internet America Shareholder will not sell or transfer any of the Shares or any interest therein to any person other than another Internet America Shareholder, provided, however that each Internet America Shareholder may sell or transfer up to 5% of such Internet America Shareholder's Shares to any person, and (ii) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of Internet America's shareholders, however called, or in connection with any written consent of Internet America's shareholders, such Internet America Shareholder will appear at the meeting or otherwise cause the Shares to be counted as present for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares (A) in favor of the adoption of the Merger Agreement and the approval of all other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, and (B) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Internet America under the Merger Agreement. Each Internet America Shareholder further agrees not to enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of any provision contained in this Section 1(a).

             (b) PDQ Shareholders. During the term of this Agreement, each PDQ Shareholder agrees that: (i) such PDQ Shareholder will not sell or transfer any of the Shares or any interest therein to any person other than another PDQ Shareholder and (ii) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of PDQ's shareholders, however called, or in connection with any written consent of PDQ's shareholders, such PDQ Shareholder will appear at the meeting or otherwise cause the Shares to be counted as present for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares (A) in favor of the adoption of the Merger Agreement and the approval of all other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, and (B) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Internet America under the Merger Agreement. Each PDQ Shareholder further agrees not to enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of any provision contained in this Section 1(b).

          2. Representations and Warranties.

             (a) Each Shareholder represents and warrants that he or it is the sole and beneficial owner of that number of Shares set forth next to such Shareholder's name on Schedule 1, attached hereto, except as otherwise set forth on Schedule 1. On the date hereof, such Shares constitute all of the shares of common stock of the Company or PDQ, as appropriate, owned of record or beneficially owned by such Shareholder. Such Shareholder has sole voting power, sole power to issue instructions with respect to the Shares set forth next to such Shareholder's name on
        Schedule 1 and sole power of disposition of such Shares, in each case with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

             (b) Each Shareholder has full power and authority to execute, deliver and perform this Agreement, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Shareholder, and constitutes the legal, valid and binding obligations of each Shareholder, enforceable against each Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

             (c) Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, any organizational document of a Shareholder or any agreement, indenture or other instrument under which a Shareholder is bound or to which the Shares are subject, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or public, governmental or regulatory agency or body having jurisdiction over a Shareholder or the Shares.

          3. Term of Agreement. This Agreement shall terminate and be of no further force or effect automatically without any action by any party hereto upon the earlier of (a) the termination of the Merger Agreement and
     (b) the Effective Time of the Merger.

          4. Other Matters. The voting of shares pursuant to this Agreement may be effected in any manner permitted by applicable law, including, but not limited to, written consent of shareholders.

          5. Amendments. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an instrument in writing executed by all parties hereto.

          6. Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          7. Parties Bound. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, devisees, personal and legal representatives and assigns, including without limitation any transferee of shares of common stock subject to this Agreement.

          8. Irrevocability. All parties hereto agree and acknowledge that this Agreement is not revocable at, upon or by reason of a unilateral decision or death or dissolution of any party hereto; rather the parties agree and acknowledge that this Agreement shall not terminate except pursuant to
     Section 3 hereof.

          9. Notices. Whenever this Agreement requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request or demand must be in writing to be effective, shall be deemed delivered if either hand delivered in person sent by telegram, telex, facsimile or overnight courier or shall be deemed given three (3) days following deposit or by mail, and if mailed, shall be deemed to have been given after it is enclosed in an envelope, properly stamped, sealed and deposited in the depository of the United States postal service, postage prepaid, mailed certified return receipt requested, addressed to the party to be notified at the address set forth below, or such other address as either party may have notified the other in writing:

                   If to the Company:    Internet America, Inc.
                                         350 North St. Paul, Suite 3000
                                         Dallas, Texas 75201
                                         Fax: (214) 861-2663

                   If to PDQ:            PDQ.Net, Incorporated
                                         20 Greenway, Suite 600
                                         Houston, Texas 77046
                                         Fax: (713) 830-3233

                   If to a Shareholder:  To the address set forth by such
                                         Shareholder's name on Schedule 1, attached hereto

          10. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          11. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF TEXAS.

          12. Specific Performance. The Shareholders acknowledge that a refusal by any Shareholder to consummate the transactions contemplated hereby will cause irreparable harm to Internet America and to PDQ, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Internet America and PDQ shall be entitled, in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief (without being required to post bond or other security).

          13. Counterparts. This Agreement may be executed in any number of identical counterparts, all of which shall collectively constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first above written.

                                            INTERNET AMERICA, INC.

                                            ------------------------------------
                                            Michael T. Maples
                                            President and Chief Executive
                                            Officer

                                            ------------------------------------
                                            Michael T. Maples

                                            ------------------------------------
                                            James T. Chaney

                                            ------------------------------------
                                            Douglas L. Davis

                                            ------------------------------------
                                            John James Stewart III

                                            ------------------------------------
                                            D. Jackson Chaney

                                            ------------------------------------
                                            Jack T. Smith

                                            ------------------------------------
                                            Gary Corona

                                            ------------------------------------
                                            William O. Hunt

                                            B&G PARTNERSHIP, LTD.

                                            ------------------------------------
                                            By: William O. Hunt
                                                General Partner

                                            PDQ.NET, INCORPORATED

                                            ------------------------------------
                                            William E. Ladin, Jr.
                                            President

                                            ------------------------------------
                                            William E. Ladin, Jr.

                                            ------------------------------------
                                            J. N. Palmer Family Partnership
                                            By: John N. Palmer, General Partner

                                            ------------------------------------
                                            Richard L. Kelley, Jr.

                                            ------------------------------------
                                            Mark C. Williams

                                            ------------------------------------
                                            Ernest D. Rapp

                         SCHEDULE 1 TO VOTING AGREEMENT

                         INTERNET AMERICA COMMON STOCK

NAME AND ADDRESS                                            SHARES OWNED
----------------                                            ------------
Michael T. Maples.................   83,688 shares and options to purchase 225,000 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

James T. Chaney...................   128 shares and options to purchase 78,750 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

Douglas L. Davis..................   151,690 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

John James Stewart, III...........   options to purchase 53,944 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

D. Jackson Chaney.................   1,000 shares and options to purchase 35,000 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

Jack T. Smith.....................   422,811 shares and options to purchase 45,000 shares
Westcott LLC
100 Crescent Court
Suite 1620
Dallas, Texas 75201

Gary Corona.......................   21,999 shares and options to purchase 120,000 shares
Westcott LLC
100 Crescent Court
Suite 1620
Dallas, Texas 75201

William O. Hunt...................   Sole owner of 463,385 shares and options to purchase 45,000
17604 Woods Edge Drive               shares; joint owner of 464,678 shares held by a limited
Dallas, Texas 75287                  partnership of which he is one of the general partners.

                                PDQ COMMON STOCK

NAME AND ADDRESS                                            SHARES OWNED
----------------                                            ------------
William E. Ladin, Jr..............   1,996,374 shares and options to purchase 165,000 shares
PDQ.Net Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

J. N. Palmer Family Partnership...   1,834,689 shares
2335 Eastover
Jackson, Mississippi 39211

Richard L. Kelley, Jr.............   255,114 shares and options to purchase 105,000 shares
PDQ.Net, Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

Mark C. Williams..................   303,231 shares and options to purchase 50,000 shares
PDQ.Net, Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

Ernest D. Rapp....................   45,453 shares and options to purchase 100,000 shares
PDQ.Net, Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

                                                                       EXHIBIT C

                            ANDREWS & KURTH OPINION

     1. PDQ.Net, Incorporated (the "Company") is a corporation duly organized and validly existing under the laws of the State of Texas.

     2. The Company has authorized the execution, delivery and performance of the Merger Agreement and the Other Shareholder Agreements to which it is party by all necessary corporate action. The Merger Agreement has been duly executed and delivered by the Company and by each of the Principal Shareholders, and the Other Shareholder Agreements have been duly executed by and delivered by the Principal Shareholders party thereto.

     3. The Merger Agreement and the Other Shareholder Agreements constitute legal, valid and binding obligations of each of the Company and Principal Shareholders who are party to the same, enforceable against them in accordance with their terms.

     4. The Company has the corporate power to execute, deliver and perform its obligations under the Merger Agreement and the Other Shareholder Agreements to which it is party.

     5. The authorized capital stock of the Company consists of 16,000,000 shares of common stock $0.01 par value (the "Common Shares"), of which 6,517,923 shares are outstanding and 1,000,000 shares of Preferred Stock, $10.00 par value, of which no shares are outstanding. The Common Shares have been duly authorized and validly issued, and are fully paid and non-assessable.

     6. The execution and delivery by the Principal Shareholders and the Company of the Merger Agreement and Other Shareholder Agreements to which they are party, and the performance of the transactions described therein, will not (a) conflict with or result in a violation of the Articles of Incorporation or Bylaws of the Company; (b) to our knowledge except as set forth in the Merger Agreement, conflict with, constitute a default under, result in a breach or acceleration of or require notice to or the consent of any third party under any material contract, agreement, commitment, mortgage, note, license or other instrument except to the extent that such conflict, default, breach or acceleration would not have a material adverse effect on the Company; (c) violate applicable provisions of Texas statutory laws or regulations; or (d) violate any judgment, order, writ, injunction, determination, award or decree of any governmental authority to which the Company is subject.

     7. To our knowledge, there is no action, suit, arbitration, mediation or proceeding pending or threatened before any court, arbitrator, mediator or administrative body, at law or at equity, seeking to restrain, prohibit or invalidate the transactions contemplated by the Merger Agreement or the Other Shareholder Agreements.

                                                                       EXHIBIT D

                                GENERAL RELEASE

     THIS GENERAL RELEASE (this "Release") is made by the undersigned shareholders (each a "Shareholder" and collectively, the "Shareholders") of PDQ.Net, Incorporated, a Texas corporation (the "Company" to be effective as of
       , 1999.

     WHEREAS, Internet America, Inc., a Texas corporation ("Purchaser"), a wholly owned subsidiary of Purchaser, the Company and the Shareholders have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement");

     WHEREAS, the Shareholders are directors, officers and/or employees of the Company;

     WHEREAS, pursuant to the Merger Agreement, Purchaser will acquire all of the issued and outstanding shares of capital stock of the Company and this Release is a condition to Purchaser entering into the Merger Agreement and consummating the transactions contemplated thereby;

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Shareholders hereby agrees as follows:

          1. Release. Each of the Shareholders hereby unconditionally releases and forever discharges the Company and its respective agents, employees, representatives, officers, directors, shareholders, trustees and attorneys, past and present, and the heirs, successors and assigns of all of the foregoing (collectively, the "Released Parties"), from any and all debts, liabilities, claims, demands, actions or causes of action, suits, judgments or controversies of any kind whatsoever against the Released Parties (collectively, the "Claims"), that now exist or that may arise in the future out of any matter, transaction or event occurring prior to the date hereof, including without limitation: (i) Claims by the Shareholders with respect to repayment of loans or indebtedness; (ii) any rights, titles and interests in, to and under any agreements, arrangements or understandings to which any of the Shareholders is a party; and (iii) Claims by the Shareholders with respect to dividends, violation of preemptive rights, or payment of salaries or other compensation or in any way arising out of or in connection with his or her employment with the Company, the cessation of such employment, his or her status as an officer, director or shareholder of the Company or otherwise, but excluding Claims for benefits payable under employee benefit plans covering the Shareholders and Claims for salary payable to the Shareholders which has accrued since the end of the last payroll period. The Shareholders further agree not to file or bring any claim, suit, civil action, complaint, arbitration or administrative action in any city, state or federal court or agency or arbitration tribunal with respect to any Claim (except for those Claims specifically excluded above). Notwithstanding the foregoing, this General Release shall not relieve Purchaser or the Company from any obligations to the Shareholders under the Merger Agreement or from any obligations to indemnified parties under the Company's Articles of Incorporation or bylaws as in effect immediately prior to the date of this Release.

          2. Disclaimer of Liability. Each of the Shareholders acknowledges that this Release shall not in any way be construed as an admission by any of the Released Parties of any wrongful or illegal act against any of the Shareholders or any other person, and that the Released Parties expressly disclaim any liability of any nature whatsoever arising from or related to the subject of this Release.

          3. Competency. Each of the Shareholders acknowledges that he fully comprehends and understands all of the terms of this Release and their legal effects. Each of the Shareholders hereby further expressly warrants that he is competent to execute this Release, that it is executed knowingly and voluntarily and without reliance upon any statement or representation of any Released Party or its representatives, and that he had the opportunity to consult with an attorney of his choice regarding this Release.

          4. Parties in Interest. This Release is for the benefit of the Released Parties and shall be binding upon each of the Shareholders and their legal representatives and heirs.

          5. Governing Law. This Release and the rights and obligations of the Shareholders hereunder shall be governed by and construed and enforced in accordance with the substantive laws (but not the rules governing conflict of laws) of the State of Texas.

          6. Amendment. This Release may not be clarified, modified, changed or amended except in writing and signed by each of the Shareholders or their duly authorized representatives and Purchaser.

          7. Severability. If any provision of this Release is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and this Release shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision, and there shall be added automatically as part of this Release a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     IN WITNESS WHEREOF, each of the Shareholders has executed this Release to be effective as of the date first written above.

  WITNESS:

  -----------------------------------------------------  -----------------------------------------------------
                                                         William E. Ladin, Jr.

  WITNESS:

                                                         By:
  -----------------------------------------------------      -------------------------------------------------
                                                         John N. Palmer Family Partnership
                                                         General Partner

                                                                       EXHIBIT E

                                ESCROW AGREEMENT

     This Escrow Agreement (this "Escrow Agreement") is made and entered into as
of the      day of        , 1999, by and among Internet America, Inc., a Texas
corporation ("Parent"), William E. Ladin, Jr. ("Ladin"), and        Bank (the
"Escrow Agent"). Terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as hereinafter defined). The term "Representative" shall mean Ladin, acting in his capacity as the representative of the Indemnifying Shareholders (as defined in the Merger Agreement) hereunder.

     WHEREAS, Parent, PDQ.Net, Incorporated, a Texas corporation (the "Company"), Ladin, John N. Palmer Family Partnership, Parent and GEEK Houston II, Inc., a Texas corporation ("Subsidiary"), have entered into that certain
Agreement and Plan of Merger, dated as of September   , 1999 (the "Merger
Agreement"), pursuant to which, among other things, the parties agreed that Subsidiary would merge with and into the Company and that the common stock of the Company would be exchanged for common stock of Parent ("Parent Common Stock"), as more particularly described in Article I of the Merger Agreement;

     WHEREAS, pursuant to the Merger Agreement, 240,000 shares of Parent Common Stock to be issued to the Indemnifying Shareholders would be deposited hereunder to secure the continuing obligations of such Indemnifying Shareholders under
Article XI of the Merger Agreement (the "Escrowed Securities");

     WHEREAS, the Indemnifying Shareholders have approved the Merger Agreement and the transactions contemplated thereby, including but not limited to this Escrow Agreement and the appointment of the Representative.

     NOW, THEREFORE, in consideration of the payment of $10.00 paid in hand and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Appointment of Escrow Agent. Parent and the Representative hereby
     designate        Bank, as Escrow Agent, and Escrow Agent accepts such
     appointment for the purposes hereinafter set forth.

          2. Deposit into Escrow. Concurrently with the Closing, Parent shall deliver to Escrow Agent the Escrowed Securities. The Escrowed Securities shall be allocated among the Indemnifying Shareholders as provided in
     Schedule I hereto, and any Escrowed Securities delivered to Parent hereunder shall be allocated among the Indemnifying Shareholders on a pro rata basis in accordance with Schedule I.

          3. Duties of Escrow Agent.

             (a) The duties of Escrow Agent hereunder shall be limited to the safekeeping of the Escrowed Securities and to the transfer and distribution of the same in accordance with the provisions of this Agreement, and no implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall be protected in acting in accordance with the provisions of this Agreement upon any written notice, request, waiver, consent, receipt, certificate or other document furnished to it, as to its validity, the effectiveness of its provisions, the identity or authority of the person executing or depositing the same, the truth and acceptability of any information therein contained, which Escrow Agent in good faith believes to be genuine. Escrow Agent will not be liable for any error of judgment, or any act or step taken or omitted by it in good faith, or for any mistake of fact or law or for anything it might do or refrain from doing in connection herewith, except to the extent such action shall be proved to constitute gross negligence or willful misconduct on the part of Escrow Agent. Escrow Agent shall have no duties except those that are expressly stated herein, and it shall not be bound by any notice of any claim, or demand with respect thereto, or any waiver, modification, amendment or termination of this Agreement until written notice of the same shall have been received by it and approved by it.

             (b) Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement or the Escrowed Securities except as set forth herein and shall not be required to deliver the Escrowed Securities or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, invest, reinvest and deliver the Escrowed Securities as herein provided. Escrow Agent is not responsible for the genuineness or sufficiency of the Escrowed Securities for any particular purpose. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to any of the other parties hereto. It is the intention of the parties hereto that Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

          4. Distributions.

             (a) In the event that Parent makes a claim for indemnification under Article XI the Merger Agreement (each, a "Claim"), Parent shall deliver a written notice to Escrow Agent and the Representative, duly executed by Parent, which shall (1) state the basis of the Claim, (2) state the amount of the indemnification claimed, and (3) provide Escrow Agent with instructions regarding the delivery of Escrowed Securities. Escrow Agent shall deliver to Parent the number of shares of Escrowed Securities as determined in accordance with subsection (f) below, together with stock powers, executed in blank, or the amount of cash, or a combination thereof, as applicable, upon a Claim becoming a "Final Claim" as defined under subsection (b), (c) or (d) below. Failure by Parent to deliver written notice to the Representative on a timely basis shall release the Indemnifying Shareholders from liability hereunder if such failure adversely affects the Indemnifying Shareholders' rights with respect to any such claim.

             (b) If the Representative does not dispute a Claim, Representative shall deliver to the Escrow Agent a written notice to that effect. Upon receipt by Escrow Agent of such notice, the Claim shall be considered to be a "Final Claim" for purposes of subsection (a) above.

             (c) If the Representative disputes all or a portion of a Claim, Parent and Representative shall attempt to reach an agreement with respect to the Claim for a period of thirty (30) days after the date of Parent's original notice. In the event that Parent and Representative reach an agreement on a Claim, Parent and Representative shall deliver to Escrow Agent a joint written notice to that effect, which contains the information required under subsection (a) above. Upon receipt by Escrow Agent of such notice, the Claim (as described in the joint written notice) shall be considered to be a "Final Claim" for purposes of subsection (a) above.

             (d) In the event Representative disputes all or a portion of a Claim and Parent and the Representative are unable to reach an agreement regarding the Claim within 30 days after the date of the original notice from Parent, the Claim will be submitted to the American Arbitration Association (the "AAA") for final and conclusive resolution through the process of binding arbitration in accordance with the Commercial Arbitration Rules of the AAA. Any judgment upon the award rendered by an arbitration panel may be entered and enforced by any court having jurisdiction over the parties or the subject of their dispute. Unless the parties otherwise agree, any arbitration shall be held in Houston, Texas before no more than three members of the arbitration panel. Each party shall pay its own costs and legal fees related to an arbitration, and they shall share equally all fees and costs of the arbitrators. In the event that Parent and Representative resolve a Claim after arbitration is commenced but prior to the issuance of the final arbitration decision, Parent and Representative shall deliver to Escrow Agent a joint written notice to that effect, which contains the information required under subsection (a) above. Upon receipt by Escrow Agent of such notice from Parent and the Representative or receipt by Escrow Agent of a written arbitration decision which instructs Escrow Agent to pay a Claim to Parent and contains the information required under subsection (a) above, the Claim (as described in the joint written notice or arbitrator's decision) shall be considered to be a "Final Claim" for purposes of subsection (a) above.

             (e) Upon the expiration of the Escrow Period (as defined below), Escrow Agent shall deliver to the Indemnifying Shareholders in accordance with the allocation set forth on Schedule I all Escrowed Securities, cash, or a combination thereof, remaining in escrow hereunder; provided, however that an amount of Escrowed Securities, cash, or a combination thereof, as applicable, sufficient to secure a Claim made by Parent prior to the expiration of the applicable indemnification period under the Merger Agreement that has not become a Final Claim shall continue to be held by the Escrow Agent under the terms of this Agreement until receipt of a written notice or arbitrator's decision in accordance with subsections (b), (c) or (d) above, at which time such Escrowed Securities, cash, or a combination thereof, as applicable, shall either be distributed to Parent in accordance with such written notice or decision or shall be delivered to Representative. The term "Escrow Period" shall mean the period commencing on the date hereof and ending on the first anniversary of the date hereof.

             (f) For purposes of determining the number of Escrowed Securities to be delivered to Parent by Escrow Agent pursuant to subsections
        (b)-(d) above, the Escrow Agent shall divide the amount of the Final Claim by the average closing price of the Parent Common Stock on the Nasdaq National Market for the ten (10) trading days immediately prior to the Closing Date (the "Share Price") (as adjusted from time to time under Section 5(f) below). The result shall be the number of Escrowed Securities to be delivered to Parent. In the event property held in escrow as Escrowed Securities takes the form of cash or other property, such cash or other property shall be deemed to constitute Escrowed Securities, with the value thereof being such property's fair market value as determined in good faith at the time of the Claim by Parent's Board of Directors.

          5. Additional Rights and Obligations.

             (a) Subject to the provisions of subsection (b) below, all cash dividends, property dividends, stock dividends, or other distributions on or otherwise paid with respect to the Escrowed Securities shall be paid directly to the Escrow Agent and shall be deemed to be Escrowed Securities.

             (b) If the outstanding shares of Parent Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of Parent or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation, whether or not Parent is the surviving corporation, then Parent shall be obligated to substitute for the Escrowed Securities and deposit in escrow hereunder the number and kind of shares of stock or other securities into which each outstanding share of Parent Common Stock shall be so changed, or for which each such share shall be exchanged. In any such event, such additional or substituted securities shall be deemed "Escrowed Securities" as such term is used in this Agreement.

             (c) Each Indemnifying Shareholder shall be entitled to exercise the voting power with respect to the portion of the Escrowed Securities allocated to such Indemnifying Shareholder.

             (d) Any cash proceeds of the Escrowed Securities shall be invested by Escrow Agent in U.S. Treasuries or other U.S. governmental obligations. All gains, interest and other income received by Escrow Agent with respect to the Escrowed Securities shall be added to the Escrowed Securities and held by Escrow Agent as a part thereof. Escrow Agent shall not be responsible for any interest earned on or from the Escrowed Securities except for such as is actually received, nor shall Escrow Agent be responsible for any loss resulting from the investment of the Escrowed Securities (including, but not limited to, the loss of any interest arising from the sale of any investment prior to maturity).

             (e) In the event a contingency described in subsections (a) or (b) occurs, the Share Price shall be appropriately adjusted in a manner as agreed by the Parent and the Representative within 30 days of such event. In the event the Parent and the Representative are unable to reach an agreement within 30 days, the Share Price adjustment will be submitted to binding arbitration in a manner described in Section 4(d) above.

          6. Indemnification. Parent and each Indemnifying Shareholder, jointly and severally, hereby agrees to indemnify and defend Escrow Agent against and hold Escrow Agent harmless from, any costs, damages, judgments, attorneys' fees, expenses, obligations and liabilities of any kind or nature that may be suffered or incurred by Escrow Agent as a result of, in connection with or hereby arising out of the acts or omissions of Escrow Agent in the performance of, or pursuant to, this Agreement, except as provided in the last sentence of this Section 6 (with such indemnification, as between Parent and the Indemnifying Shareholders, being 50% by Parent and 50% by the Indemnifying Shareholders). If any controversy arises between the parties or with any other person with respect to the subject matter of this Agreement, Escrow Agent shall not be required to determine the same or to take any action thereupon, but may await the settlement or disposition of any such controversy. In such event, Escrow Agent shall not be liable for interest or damages, except to the extent such action shall be proved to constitute gross negligence or willful misconduct on the part of Escrow Agent.

          7. Reimbursement of Escrow Agent. Except as provided in Section 6 above or Section 9 below, Parent agrees to pay all necessary and reasonable fees and expenses incurred by Escrow Agent in connection with the operation, administration and enforcement of this Agreement and its obligations hereunder.

          8. Tax Matters. Each of the Indemnifying Shareholders shall provide Escrow Agent with their respective taxpayer identification number documented by an appropriate Form W-9 upon execution of this Agreement. Failure so to provide such forms may prevent or delay disbursements from the Escrowed Securities and may also result in the assessment of a penalty and Escrow Agent's being required to withhold tax on any interest or other income earned on the Escrowed Securities. Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable.

          9. Right of Interpleader. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Agreement or the Escrowed Securities, or should a substitute escrow agent fail to be designated as provided in Section 14 below, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Escrowed Securities until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or
     (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Agreement or the Escrowed Securities, then, as between (a) the other parties to this Agreement on the one hand and (b) Escrow Agent on the other, the other parties hereby jointly and severally agree to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

          10. Consultation with Legal Counsel. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.

          11. Notices. All notices given by any party to any other party under this Agreement shall be in writing and shall either be delivered by facsimile or overnight courier, mailed postage prepaid by registered or certified mail with return receipt requested, or delivered in person to the intended addressee. For purposes of such notice, the addresses of the party shall be as set forth below, and shall be deemed given when actually received by addressee if delivered in person or by facsimile, or seventy-two (72) hours after deposited in the United States mail:

                   Escrow Agent:
                                                 Attn:
                                                 Fax No.: (   )

                   Parent:                       Internet America, Inc.
                                                 350 N. St. Paul, Suite 3000
                                                 Dallas, Texas 75201
                                                 Attn: President
                                                 Fax No.: (214) 861-2663

                   Any Indemnifying Shareholder  c/o William E. Ladin, Jr.
                   or the Representative:        5722 Indian Circle
                                                 Houston, Texas 77057
                                                 Fax No.: (713)

Any party may change its address for notice by written notice similarly given to the other parties.

          12. Governing Law. This Agreement and the obligations of the parties hereunder shall be governed and construed in accordance with the laws of the State of Texas.

          13. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties relating to the subject matter hereof. This Agreement may be amended, extended or changed only by appropriate written instrument or by instruments duly executed by each party to this Agreement.

          14. Successors and Assigns. This Agreement and all of the terms, provisions and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Any person who acquires in any manner whatsoever Escrowed Securities from any Indemnifying Shareholder irrespective of whether such person has accepted or adopted in writing the terms and provisions of this Agreement shall be deemed by the acquisition thereof to have agreed to be subject to and be bound by all of the restrictions and provisions of this Agreement. Escrow Agent may resign at any time by giving Parent and the Representative thirty (30) days prior written notice. In the event of such resignation, Parent and the Representative shall agree within fifteen (15) days of such notice upon a successor escrow agent, and failing such agreement, the successor escrow agent shall be any national banking association selected by Parent with deposits in excess of $100,000,000.00. In the event a successor escrow agent is not appointed by the end of such 30-day period, Escrow Agent may petition a Court of competent jurisdiction for the appointment of a successor escrow agent, and Escrow Agent shall retain the Escrowed Securities until such appointment.

          15. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          16. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                            INTERNET AMERICA, INC.

                                            ------------------------------------
                                            Michael T. Maples
                                            President and Chief Executive
                                            Officer

                                            ------------------------------------
                                            William E. Ladin
                                            Representative of the Indemnifying
                                            Shareholders

                                            [ESCROW AGENT]

                                            ------------------------------------
                                            By:
                                            Title:

                                                                       EXHIBIT F

                                TAX CERTIFICATES

                             INTERNET AMERICA, INC.
                       350 N. St. Paul Street, Suite 3000
                              Dallas, Texas 75201

                                           , 1999

Andrews & Kurth L.L.P.
2170 Buckthorne Place, Suite 150
The Woodlands, Texas 77380

Ladies and Gentlemen:

     In connection with the opinions to be delivered pursuant to Section 8.09 of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 12, 1999, among PDQ.Net, Incorporated, a Texas corporation (the "Company"), Geek Houston II, Inc., a Texas corporation ("Merger Sub") and Internet America, Inc., a Texas corporation ("Parent"), with respect to the merger (the "Merger") of Merger Sub with and into the Company, pursuant to which shareholders of the Company will receive voting stock of Parent, in exchange for their stock in the Company, the undersigned does hereby make the following certification and representations on behalf of Parent and Merger Sub as of the date hereof. Terms not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

          1. I certify to you that I am the President and Chief Executive Officer of Parent and the President of Merger Sub. I am familiar with the transactions contemplated by, and the terms and provisions of, the Merger Agreement, have personal knowledge of the matters covered by the representations made herein, and I am authorized to make these representations on behalf of Parent and Merger Sub.

          2. The fair market value of the Parent Common Stock and cash received in lieu of fractional shares received by each Company stockholder will be approximately equal to the fair market value of the Company Common Stock surrendered in the exchange.

          3. Parent has no present plan or intention to redeem or reacquire, or have a party related to Parent acquire, shares of Parent Common Stock issued in the Merger. However, Parent may authorize or engage in the repurchase from time to time of shares of Parent Common Stock in the open market as part of an ongoing stock repurchase program that will not be created or modified in connection with the Merger. For purposes of this representation and the following representations, a party is related to Parent if such party and Parent would be treated as related parties within the meaning of Treasury Regulation Section 1.368-1(e)(3).

          4. Following the Merger, Parent will cause the Company to hold at least 90 percent of the fair market value of its net assets and at least 70 percent of the fair market value of its gross assets and at least 90 percent of the fair market value of Merger Sub's net assets and at least 70 percent of the fair market value of Merger Sub's gross assets held immediately prior to the Merger. For purposes of this representation, amounts paid by the Company or Merger Sub to dissenters, amounts paid by the Company or Merger Sub to stockholders who receive cash or other property, amounts used by the Company or Merger Sub to pay reorganization expenses will be included as assets of the Company or Merger Sub, respectively, immediately prior to the Merger.

          5. Prior to the Merger, Parent will be in control of Merger Sub. For purposes of this representation and the following representations, control is defined as the ownership of stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares of all other classes of stock of the corporation.

          6. Parent has no present plan or intention to liquidate the Company subsequent to the Merger; to merge the Company with or into another corporation subsequent to the Merger; to sell or otherwise dispose of the stock of the Company, except for transfers of stock to corporations controlled by Parent, subsequent to the Merger, or to cause the Company to sell or otherwise dispose of any of its assets or any assets acquired from Merger Sub subsequent to the Merger, except for (i) dispositions made in the ordinary course of business and (ii) transfers of assets to corporations controlled by Parent.

          7. Merger Sub will have no liabilities assumed by the Company, and will not transfer to the Company any assets subject to liabilities in the Merger.

          8. Following the Merger, Parent will cause the Company to continue its historic business or use a significant portion of its historic business assets in a business within the meaning of Treasury Regulation Section 1.368-1(d). For purposes of this representation, Parent will be deemed to satisfy this requirement if (a) the members of Parent's qualified group (as defined in Treasury Regulation Section 1.368-1(d)(4)(ii)), in the aggregate, continue the historic business of the Company or use a significant portion of the Company's historic business assets in a business, or (b) the foregoing activities are undertaken by a partnership in which (i) the members of Parent's qualified group, in the aggregate, own at least a 33 1/3 percent capital and/or profits interest in the partnership, or (ii) one or more members of the qualified group has active and substantial management functions as a partner with respect to the partnership business and the members of the qualified group, in the aggregate, own at least a 20 percent capital and/or profits interest in the partnership.

          9. There is no intercorporate indebtedness existing between Parent and the Company or between Merger Sub and the Company that was issued, acquired or will be settled at a discount.

          10. Neither Parent nor Merger Sub are investment companies. For purposes of this representation, an investment company means a regulated investment company (as defined in the Code), a real estate investment trust (as defined in the Code) or a corporation, 50 percent or more of the value of whose total assets are stock and securities and 80 percent or more of the value of whose total assets are assets held for investment within the meaning of Section 368(a)(2)(F)(iii) of the Code.

          11. Parent and Merger Sub will pay their respective expenses, if any, incurred in connection with the Merger.

          12. None of the compensation received by any stockholder-employees of the Company will be separate consideration for, or allocable to, any of their shares of common stock of the Company. None of the shares of Parent Common Stock to be received by any stockholder-employee will be separate consideration for, or allocable to, any employment agreements, and the compensation paid to any stockholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

          13. The payment of cash in lieu of issuing fractional shares of Parent Common Stock is solely for the purpose of avoiding the expense and inconvenience to Parent of issuing fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to the Company stockholders instead of issuing fractional shares of Parent Common Stock will not exceed one percent of the total consideration that will be issued in the Merger to the Company stockholders in exchange for their Company Common Stock. The fractional share interests of each Company stockholder will be aggregated and no Company stockholder will receive cash in an amount equal to or greater than the value of one full share of Parent Common Stock.

          14. Except for the payment of cash in lieu of issuing fractional shares of Parent Common Stock, Parent will acquire Company Common Stock solely in exchange for Parent Common Stock. For purposes of this representation, Company Common Stock redeemed for cash or other property furnished by Parent will be considered as acquired by Parent. Further, no liabilities of the Company stockholders will be assumed by Parent, nor will any of the Company Common Stock be subject to any liabilities.

     I understand, and Parent and Merger Sub understand, that Andrews & Kurth L.L.P. will rely on these representations and assume them to be accurate as of the date hereof and as of the date of the Merger, without further inquiry on its part, in rendering its opinions with respect to the Merger and that the inaccuracy of any of these representations may negatively affect those opinions.

                                            Very truly yours,

                                            Internet America, Inc.

                                            By:
                                              ----------------------------------

                                            Name:

                                            ------------------------------------

                                            Title:

                                            ------------------------------------

                                            GEEK Houston II, Inc.

                                            By:
                                              ----------------------------------

                                            Name:

                                            ------------------------------------

                                            Title:
                                            ------------------------------------

                             PDQ.NET, INCORPORATED
                             20 Greenway, Suite 600
                              Houston, Texas 77046

                                               , 1999

Andrews & Kurth L.L.P.
2170 Buckthorne Place, Suite 150
The Woodlands, Texas 77380

Ladies and Gentlemen:

     In connection with the opinions to be delivered pursuant to Section 8.09 of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 12, 1999, among PDQ.Net, Incorporated, a Texas corporation (the "Company"), GEEK Houston II, Inc., a Texas corporation ("Merger Sub") and Internet America, Inc., a Texas corporation ("Parent"), with respect to the merger (the "Merger") of Merger Sub with and into the Company, pursuant to which shareholders of the Company will receive voting stock of Parent, in exchange for their stock in the Company, the undersigned does hereby make the following certification and representations on behalf of the Company as of the date hereof. Terms not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

          1. I certify to you that I am the           of the Company. I am
     familiar with the transactions contemplated by, and the terms and provisions of, the Merger Agreement, have personal knowledge of the matters covered by the following representations, and am authorized to make the following representations on behalf of the Company.

          2. The fair market value of the Parent Common Stock and cash received in lieu of fractional shares received by each Company stockholder will be approximately equal to the fair market value of the Company Common Stock surrendered in the exchange.

          3. There is no plan or intention of the stockholders of the Company to have Parent redeem, or have a party related to Parent acquire, shares of Parent Common Stock received in the Merger which would reduce the Company stockholders' ownership of a number of shares of Parent Common Stock received in the Merger to a number of shares having a value, at the Effective Time, of less than 50% of the value at the Effective Time of all the Company Common Stock held immediately prior to the Merger by the Company stockholders. For purposes of this representation, Company Common Stock outstanding immediately prior to the Merger includes stock exchanged for cash in lieu of fractional shares of Parent Common Stock as well as stock redeemed prior to the Merger by reason of or as part of the Merger, and the value of all stock outstanding immediately prior to the Merger shall be determined without regard to any extraordinary distributions (i.e., distributions with respect to stock other than periodic dividends that are consistent with the Company's historic dividend practices and repurchases in the ordinary course of business of unvested shares by the Company, if any, acquired from Company terminating employees) by the Company by reason of or as part of the Merger. For purposes of this representation, a party is related to Parent if such party and Parent would be treated as related parties within the meaning of Treasury Regulation
     Section 1.368-1(e)(3).

          4. Following the Merger, the Company will hold at least 90 percent of the fair market value of its net assets and at least 70 percent of the fair market value of its gross assets and at least 90 percent of the fair market value of Merger Sub's net assets and at least 70 percent of the fair market value of Merger Sub's gross assets held immediately prior to the Merger. For purposes of this representation, amounts paid by Company or Merger Sub to dissenters, amounts paid by the Company or Merger Sub to stockholders who receive cash or other property, amounts used by the Company or Merger Sub to pay reorganization expenses, and all redemptions and distributions (except for regular, normal dividends, if any) made by the Company have been included as assets of the Company or Merger Sub, respectively, immediately prior to the Merger.

          5. The Company has no plan or intention to issue additional shares of its stock that would result in Parent failing to acquire or losing control of the Company. For purposes of this representation and the following representations, control means the ownership of stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares of all other classes of stock of the corporation.

          6. Following the Merger, the Company intends to continue its historic business or use a significant portion of its historic business assets in a business.

          7. There is no intercorporate indebtedness existing between Parent and the Company or between Merger Sub and the Company that was issued, acquired or will be settled at a discount.

          8. Except for the payment of cash in lieu of issuing fractional shares of Parent Common Stock, in the Merger, Parent will acquire all of the Company Common Stock solely in exchange for Parent Common Stock. For purposes of this representation, Company Common Stock exchanged for cash or other property originating with Parent will be treated as outstanding Company Common Stock on the date of the Merger that is acquired by Parent. Further, no liabilities of the Company stockholders will be assumed by Parent, nor will any of the Company Common Stock be subject to any liabilities.

          9. At the time of the Merger, the Company will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Company that, if exercised or converted, would affect Parent's acquisition or retention of control of the Company.

          10. The Company is not an investment company. For purposes of this representation, an investment company means a regulated investment company (as defined in the Code), a real estate investment trust (as defined in the Code), or a corporation, 50 percent or more of the value of whose total assets are stock and securities and 80 percent or more of the value of whose total assets are assets held for investment within the meaning of
     Section 368(a)(2)(F)(iii) of the Code.

          11. On the date of the Merger, the fair market value of the assets of the Company will exceed the sum of its liabilities, plus the amount of liabilities, if any, to which its assets are subject.

          12. The Company is not under the jurisdiction of a court in a case under Title 11 of the United States Code, or a receivership, foreclosure, or similar proceeding in a Federal or State court.

          13. The Company and the Company stockholders will pay their respective expenses, if any, incurred in connection with the Merger.

          14. None of the compensation received by any stockholder-employees of the Company will be separate consideration for, or allocable to, any of their shares of Company Common Stock. None of the shares of Parent Common Stock to be received by any stockholder-employee will be separate consideration for, or allocable to, any employment agreements, and the compensation paid to any stockholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

          15. The payment of cash in lieu of issuing fractional shares of Parent Common Stock is solely for the purpose of avoiding the expense and inconvenience to Parent of issuing fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to the Company stockholders instead of issuing fractional shares of Parent Common Stock will not exceed one percent of the total consideration that will be issued in the Merger to the Company stockholders in exchange for their Company Common Stock. The fractional share interest of each Company stockholder will be aggregated and no Company stockholder will receive cash in an amount equal to or greater than the value of one full share of Parent Common Stock.

          16. There will be no dissenters afforded appraisal rights in the transaction.

     I understand, and the Company understands, that Andrews & Kurth L.L.P. will rely on these representations and assume them to be accurate as of the date hereof and as of the date of the Merger, without further inquiry on its part, in rendering its opinion with respect to the Merger and that the inaccuracy of any of these representations may negatively affect that opinion.

                                            Very truly yours,

                                            PDQ.Net, Incorporated

                                            By:
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

                                                                       EXHIBIT G

                             JACKSON WALKER OPINION

     1. Internet America, Inc. (the "Company") is a corporation duly organized and validly existing under the laws of the State of Texas.

     2. The Company has authorized the execution, delivery and performance of the Merger Agreement and the Other Shareholder Agreements by all necessary corporate action. The Merger Agreement and Other Shareholder Agreements have been duly executed and delivered by the Company.

     3. The Merger Agreement and the Other Shareholder Agreements constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms.

     4. The Company has the corporate power to execute, deliver and perform its obligations under the Merger Agreement and the Other Shareholder Agreements.

     5. The authorized capital stock of the Company consists of 40,000,000 shares of common stock $0.01 par value (the "Common Shares"), of which shares are outstanding and 5,000,000 shares of Preferred Stock, $0.01 par value, of which no shares are outstanding. The Common Shares have been duly authorized and validly issued, and are fully paid and non-assessable.

     6. The execution and delivery by the Company of the Merger Agreement and Other Shareholder Agreements, and the performance of the transactions described therein, will not (a) conflict with or result in a violation of the Articles of Incorporation or Bylaws of the Company; (b) to our knowledge except as set forth in the Merger Agreement, conflict with, constitute a default under, result in a breach or acceleration of or require notice to or the consent of any third party under any material contract, agreement, commitment, mortgage, note, license or other instrument except to the extent that such conflict, default, breach or acceleration would not have a material adverse effect on the Company; (c) violate applicable provisions of Texas statutory laws or regulations; or (d) violate any judgment, order, writ, injunction, determination, award or decree of any governmental authority to which the Company is subject.

     7. To our knowledge, there is no action, suit, arbitration, mediation or proceeding pending or threatened before any court, arbitrator, mediator or administrative body, at law or at equity, seeking to restrain, prohibit or invalidate the transactions contemplated by the Merger Agreement or the Other Shareholder Agreements.

                                                                      APPENDIX B

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (the "Agreement"), dated as of September 12, 1999 (the "Agreement"), is by and between Internet America, Inc., a Texas corporation ("Internet America"), PDQ.Net, Incorporated, a Texas corporation ("PDQ"), the undersigned shareholders of Internet America (the "Internet America Shareholders") and the undersigned shareholders of PDQ (the "PDQ Shareholders"). The Internet America Shareholders and the PDQ Shareholders are referred to collectively as the "Shareholders."

                                  WITNESSETH:

     WHEREAS, the Internet America Shareholders are the record and beneficial owners of shares of common stock, par value $0.01 per share, of Internet America and the PDQ Shareholders are the record and beneficial owners of shares of common stock, par value $0.01 per share, of PDQ, (such shares together with any other common stock and any other securities of the Company or PDQ having any voting rights now or hereafter owned by the Shareholders are referred to as the "Shares"); and

     WHEREAS, Internet America, GEEK Houston II, Inc., a Texas corporation and wholly-owned subsidiary of Internet America ("Merger Sub"), PDQ and certain shareholders of PDQ have entered into that certain Agreement and Plan of Merger dated as of the same date hereof (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will merge with and into PDQ, with PDQ surviving as a wholly owned subsidiary of Internet America (the "Merger") (all capitalized terms used herein without definition have the meanings ascribed to them in the Merger Agreement); and

     WHEREAS, a condition to closing the Merger Agreement is that Internet America's shareholders and PDQ's shareholders approve and adopt the Merger Agreement and the Merger.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the parties hereto agree as follows:

          1. Voting of Shares.

             (a) Internet America Shareholders. During the term of this Agreement, each Internet America Shareholder agrees that: (i) such Internet America Shareholder will not sell or transfer any of the Shares or any interest therein to any person other than another Internet America Shareholder, provided, however that each Internet America Shareholder may sell or transfer up to 5% of such Internet America Shareholder's Shares to any person, and (ii) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of Internet America's shareholders, however called, or in connection with any written consent of Internet America's shareholders, such Internet America Shareholder will appear at the meeting or otherwise cause the Shares to be counted as present for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares (A) in favor of the adoption of the Merger Agreement and the approval of all other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, and (B) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Internet America under the Merger Agreement. Each Internet America Shareholder further agrees not to enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of any provision contained in this Section 1(a).

             (b) PDQ Shareholders. During the term of this Agreement, each PDQ Shareholder agrees that: (i) such PDQ Shareholder will not sell or transfer any of the Shares or any interest therein to any person other than another PDQ Shareholder and (ii) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of PDQ's shareholders, however called, or in connection with any written consent of PDQ's shareholders, such PDQ Shareholder will appear at the meeting or otherwise cause the Shares to be counted as present for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares (A) in favor of the adoption of the Merger Agreement and the approval of all other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, and (B) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Internet America under the Merger Agreement. Each PDQ Shareholder further agrees not to enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of any provision contained in this Section 1(b).

        2. Representations and Warranties.

             (a) Each Shareholder represents and warrants that he or it is the sole and beneficial owner of that number of Shares set forth next to such Shareholder's name on Schedule 1, attached hereto, except as otherwise set forth on Schedule 1. On the date hereof, such Shares constitute all of the shares of common stock of the Company or PDQ, as appropriate, owned of record or beneficially owned by such Shareholder. Such Shareholder has sole voting power, sole power to issue instructions with respect to the Shares set forth next to such Shareholder's name on
        Schedule 1 and sole power of disposition of such Shares, in each case with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

             (b) Each Shareholder has full power and authority to execute, deliver and perform this Agreement, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Shareholder, and constitutes the legal, valid and binding obligations of each Shareholder, enforceable against each Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

             (c) Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, any organizational document of a Shareholder or any agreement, indenture or other instrument under which a Shareholder is bound or to which the Shares are subject, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or public, governmental or regulatory agency or body having jurisdiction over a Shareholder or the Shares.

          3. Term of Agreement. This Agreement shall terminate and be of no further force or effect automatically without any action by any party hereto upon the earlier of (a) the termination of the Merger Agreement and
     (b) the Effective Time of the Merger.

          4. Other Matters. The voting of shares pursuant to this Agreement may be effected in any manner permitted by applicable law, including, but not limited to, written consent of shareholders.

          5. Amendments. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an instrument in writing executed by all parties hereto.

          6. Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          7. Parties Bound. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, devisees, personal and legal representatives and assigns, including without limitation any transferee of shares of common stock subject to this Agreement.

          8. Irrevocability. All parties hereto agree and acknowledge that this Agreement is not revocable at, upon or by reason of a unilateral decision or death or dissolution of any party hereto; rather the parties agree and acknowledge that this Agreement shall not terminate except pursuant to
     Section 3 hereof.

          9. Notices. Whenever this Agreement requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request or demand must be in writing to be effective, shall be deemed delivered if either hand delivered in person sent by telegram, telex, facsimile or overnight courier or shall be deemed given three (3) days following deposit or by mail, and if mailed, shall be deemed to have been given after it is enclosed in an envelope, properly stamped, sealed and deposited in the depository of the United States postal service, postage prepaid, mailed certified return receipt requested, addressed to the party to be notified at the address set forth below, or such other address as either party may have notified the other in writing:

              If to the Company:   Internet America, Inc.
                                   350 North St. Paul, Suite 3000
                                   Dallas, Texas 75201
                                   Fax: (214) 861-2663

              If to PDQ:           PDQ.Net, Incorporated
                                   20 Greenway, Suite 600
                                   Houston, Texas 77046
                                   Fax: (713) 830-3233

              If to a Shareholder: To the address set forth by such
                                   Shareholder's name on Schedule 1, attached hereto

          10. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          11. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF TEXAS.

          12. Specific Performance. The Shareholders acknowledge that a refusal by any Shareholder to consummate the transactions contemplated hereby will cause irreparable harm to Internet America and to PDQ, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Internet America and PDQ shall be entitled, in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief (without being required to post bond or other security).

          13. Counterparts. This Agreement may be executed in any number of identical counterparts, all of which shall collectively constitute on and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first above written.

                                            INTERNET AMERICA, INC.

                                            /s/ MICHAEL T. MAPLES
                                            ------------------------------------
                                            Michael T. Maples,
                                            President and Chief Executive
                                            Officer

                                            /s/ MICHAEL T. MAPLES
                                            ------------------------------------
                                            Michael T. Maples

                                            /s/ JAMES T. CHANEY
                                            ------------------------------------
                                            James T. Chaney

                                            /s/ DOUGLAS L. DAVIS
                                            ------------------------------------
                                            Douglas L. Davis

                                            /s/ JOHN JAMES STEWART III
                                            ------------------------------------
                                            John James Stewart III

                                            /s/ D. JACKSON CHANEY
                                            ------------------------------------
                                            D. Jackson Chaney

                                            /s/ JACK T. SMITH
                                            ------------------------------------
                                            Jack T. Smith

                                            /s/ GARY CORONA
                                            ------------------------------------
                                            Gary Corona

                                            /s/ WILLIAM O. HUNT
                                            ------------------------------------
                                            William O. Hunt

                                            B&G PARTNERSHIP, LTD.

                                            /s/ WILLIAM O. HUNT

                                            ------------------------------------
                                            By: William O. Hunt, General Partner

                                            PDQ.NET, INCORPORATED

                                            /s/ WILLIAM E. LADIN

                                            ------------------------------------
                                            William E. Ladin, Jr., President

                                            /s/ WILLIAM E. LADIN

                                            ------------------------------------
                                            William E. Ladin, Jr.

                                            /s/ JOHN N. PALMER

                                            ------------------------------------
                                            J. N. Palmer Family Partnership
                                            By: John N. Palmer, General Partner

                                            /s/ RICHARD L. KELLEY, JR.

                                            ------------------------------------
                                            Richard L. Kelley, Jr.

                                            /s/ MARK C. WILLIAMS

                                            ------------------------------------
                                            Mark C. Williams

                                            /s/ ERNEST D. RAPP

                                            ------------------------------------
                                            Ernest D. Rapp

                         SCHEDULE 1 TO VOTING AGREEMENT

                         INTERNET AMERICA COMMON STOCK

NAME AND ADDRESS                                                    SHARES OWNED
----------------                                                    ------------
Michael T. Maples............................  83,688 shares and options to purchase 225,000 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

James T. Chaney..............................  128 shares and options to purchase 78,750 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

Douglas L. Davis.............................  151,690 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

John James Stewart, III......................  options to purchase 53,944 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

D. Jackson Chaney............................  1,000 shares and options to purchase 35,000 shares
Internet America, Inc.
350 N. St. Paul, Suite 3000
Dallas, Texas 75201

Jack T. Smith................................  422,811 shares and options to purchase 45,000 shares
Westcott LLC
100 Crescent Court
Suite 1620
Dallas, Texas 75201

Gary Corona..................................  21,999 shares and options to purchase 120,000 shares
Westcott LLC
100 Crescent Court
Suite 1620
Dallas, Texas 75201

William O. Hunt..............................  Sole owner of 463,385 shares and options to purchase
17604 Woods Edge Drive Dallas, Texas 75287     45,000 shares joint owner of 464,678 shares held by a
                                               limited partnership of which he is one of the general
                                               partners.

                                PDQ COMMON STOCK

NAME AND ADDRESS                                                    SHARES OWNED
----------------                                                    ------------
                                               1,996,374 shares and options to purchase 165,000
William E. Ladin, Jr. .......................  shares
PDQ.Net Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

J. N. Palmer Family Partnership..............  1,834,689 shares
2335 Eastover
Jackson, Mississippi 39211

Richard L. Kelley, Jr. ......................  255,114 shares and options to purchase 105,000 shares
PDQ.Net, Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

Mark C. Williams.............................  303,231 shares and options to purchase 50,000 shares
PDQ.Net, Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

Ernest D. Rapp...............................  45,453 shares and options to purchase 100,000 shares
PDQ.Net, Incorporated
20 Greenway, Suite 600
Houston, Texas 77046

                                                                      APPENDIX C

                             INTERNET AMERICA, INC.

                   EMPLOYEE AND CONSULTANT STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. No Incentive Stock Options may be granted under this Plan unless this Plan has been approved by the stockholders of the Company within twelve months following its adoption by the Board of Directors.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees, as applicable, that is administering the Plan pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Change of Control" shall have the meaning provided in Section 12 hereof.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (f) "Company" means Internet America, Inc., a Texas corporation.

          (g) "Consultant" means any consultant or advisor to the Company or any Parent or Subsidiary.

          (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means, as of any date, the value of Stock determined as follows:

             (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

             (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (n) "Option" means a stock option granted pursuant to the Plan.

          (o) "Optioned Stock" means the Stock subject to an Option.

          (p) "Optionee" means an Employee or Consultant who receives an Option.

          (q) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r) "Plan" means this 1998 Employee and Consultant Stock Option Plan.

          (s) "Share" means a share of the Stock, as adjusted in accordance with
     Section 12 of the Plan.

          (t) "Stock" means the Common Stock, par value $.01 per share, of the Company.

          (u) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be optioned and sold
under the Plan is           shares. The shares may be authorized, but unissued,
or reacquired Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          (a) Procedure.

             (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Notwithstanding the foregoing, the Plan shall not be administered by the Board if (a) the Company and its officers and directors are then subject to the requirements of Section 16 of the Exchange Act and (b) the Board's administration of the Plan would prevent the Plan from complying with Rule 16b-3.

             (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

             (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the

        Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of corporate and securities laws applicable to the Company and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Stock, in accordance with Section 2(j) of the Plan;

             (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

             (iii) to determine whether and to what extent Options are granted hereunder;

             (iv) to determine the number of shares of Stock to be covered by each such award granted hereunder;

             (v) to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the per share exercise price for the Shares to be issued pursuant to the exercise of an Option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

             (vii) to determine whether and under what circumstances an Option may be bought-out for cash under subsection 9(f);

             (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

             (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted.

          (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options. Neither the Board, the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law.

     5. Eligibility.

          (a) Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause, unless otherwise agreed in writing by the Company and such Optionee.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect until June 24, 2008 unless extended by the Board or sooner terminated under Section 14 of the Plan. No grants of Options will be made pursuant to the Plan after June 24, 2008.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Option Exercise Price and Consideration.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, provided that, in the case of an Incentive Stock Option:

             (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (ii) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
     (2) check, (3) promissory note, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or

     (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised, and the Optionee deemed to be a stockholder of the Shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under
     Section 8(b) of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment. In the event of termination of an Optionee's relationship as a Consultant (unless such termination is for purposes of becoming an Employee of the Company) or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement)), exercise his Option to the extent that an Optionee was entitled to exercise it at the date of such termination. To the extent that an Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's relationship as a Consultant or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee's estate (or such other person who acquired the right to exercise the Option) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator; and

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     If the Company shall be a party to a merger or a similar reorganization after which the Company is not the surviving corporation, or if there is a sale of all or substantially all the Common Stock or a sale of all or substantially all of the assets of the Company, or if the Company is to be liquidated or dissolved (any of which events shall constitute a "Significant Transaction"), then, subject to the provisions hereof, the Administrator, in its discretion, may accelerate the vesting of all outstanding Options or take such other action with respect to outstanding Options as it deems appropriate, including, without limitation, canceling such outstanding Options and paying the Optionees an amount equal to the value of such Options, as determined by the Board.

     Notwithstanding the foregoing, if a Significant Transaction shall occur in connection with or following a Change in Control (as defined below), in connection with which Significant Transaction the holder of any Option that is not fully vested shall not receive, in respect of such Option, a substitute award of stock options containing substantially similar terms to and having an equal or greater fair market value than such Option, then the Administrator shall either (i) accelerate the vesting of such Option within a reasonable time prior to the completion of such Significant Transaction (such that the holder of such Option would have the opportunity to participate in the Significant Transaction on the same basis as holders of Stock, subject to such holder's exercise of such Option) or (ii) cancel such Option in consideration of the payment to the holder thereof of an amount (in cash) equal to the fair market value of such Option. For purposes of the foregoing, the fair market value attributable to Options shall be determined by the Administrator either, at its election, (x) in accordance with the Black-Scholes method (for purposes of which volatility shall be measured over the preceding one year period and the risk-free interest rate shall be the rate of U.S. treasury bills with a maturity corresponding to the remaining term of such Option) or (y) to be an amount equal to the fair market value of the Stock subject to such Option less the exercise price thereof and (ii) the fair market value of (A) any Options shall be determined as of the date, either of the Change in Control or of the Significant Transaction, that results in the greater fair market value of such Options, and
(B) any substitute award shall be determined as of the date of the Significant Transaction. A "Change in Control" shall be deemed to occur if:

          (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall become (directly or indirectly) the beneficial owner (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Power"); or

          (ii) the Company's stockholders shall approve a merger or consolidation, sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, other than (A) a merger or consolidation in which the voting securities of the Company outstanding immediately prior thereto will become (by operation of law), or are to be converted into voting securities of the surviving corporation or its parent corporation that, immediately after such merger or consolidation, (x) are owned by the same person or entity or persons or entities that owned the voting securities of the Company immediately prior thereto and (y) possess at least 75% of the Voting Power held by the voting securities of the surviving corporation or its parent corporation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the Voting Power.

     Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the applicable requirements of The Nasdaq Stock Market or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Agreements. Options shall be evidenced by written agreements ("Option Agreement") in such form as the applicable Administrator shall approve from time to time.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are generally provided to all stockholders of the Company. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure their access to equivalent information.

     19. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

                             INTERNET AMERICA, INC.

                                REVOCABLE PROXY




          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               SPECIAL MEETING OF SHAREHOLDERS - __________, 1999



     The undersigned hereby appoints Michael T. Maples and Elizabeth Palmer Daane, each with power to act without the other and full power of substitution, as proxies of the undersigned and authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of common stock of Internet America, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at ______________, on _________, 1999, at ________ central time, and any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 3.

                    (to be dated and signed on reverse side)

   -------------------------------------------------------------------------

1. Approve Merger Agreement and merger with PDQ.Net, Incorporated; Internet America will issue 2,425,000 shares of common stock to the shareholders of PDQ.Net in connection with the merger; PDQ.Net will become a wholly owned subsidiary of Internet America.


         FOR               AGAINST           ABSTAIN
         [ ]                 [ ]               [ ]



2. Approve Internet America, Inc. Employee and Consultant Stock Option Plan.

         FOR               AGAINST           ABSTAIN
         [ ]                 [ ]               [ ]



3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         FOR               AGAINST           ABSTAIN
         [ ]                 [ ]               [ ]



Dated ____________________________, 1999

________________________________________
Signature

________________________________________
Signature, if held jointly


Please sign this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



Please mark, sign, date and return this proxy promptly using the enclosed envelope.